As filed with the Securities and Exchange Commission on January 22, 1999

                                                              File No. 33-65137
                                                              File No. 811-7455
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
                                 -------------
                                   FORM N-1A
                             REGISTRATION STATEMENT
                                   Under the
                             SECURITIES ACT OF 1933

                            Pre-Effective Amendment No.                    [ ]
                           Post-Effective Amendment No. 7                  [X]


                                    and/or

                             REGISTRATION STATEMENT
                                   Under the
                         INVESTMENT COMPANY ACT OF 1940                    [ ]

                                 Amendment No. 7                           [X]

                        (Check appropriate box or boxes)

                                 -------------

                              PHOENIX-SENECA FUNDS
               (Exact Name of Registrant as Specified in Charter)

                                -------------

             909 Montgomery Street, San Francisco, California 94133 (Address of Principal Executive Office) (Zip Code)

                                 (415) 677-1500
             (Registrant's Telephone Number, Including Area Code)

                               SANDRA J. WESTHOFF
             Chief Operating Officer, Seneca Capital Management LLC 909 Montgomery Street, San Francisco, California 94133
                    (Name and Address of Agent for Service)

                                 -------------

It is proposed that this filing will become effective (check appropriate box):

[ ]  immediately upon filing pursuant to paragraph (b)

[X]  on January 28, 1999 pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)(1)

[ ] on _____ or at such later date as the Commission shall order pursuant to paragraph (a)(3)
[ ]  75 days after filing pursuant to paragraph (a)(2)
[ ] on pursuant to paragraph (a)(2) of rule 485. If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                -------------

                                   Copy to:

                               Pamela S. Sinofsky
                               Compliance Officer

                       Phoenix Investment Partners, Ltd.
                               59 Prospect Street
                        Hartford, Connecticut 06115-0479

================================================================================

                              PHOENIX-SENECA FUNDS


                   Cross Reference Sheet Pursuant to Rule 404


                                     PART A

                  Item Number Form N-1A, Part A                      Prospectus Caption
------------------------------------------------------------------   -------------------------------------------------------
  1.    Front and Back Cover Pages ...............................   Cover Page, Back Cover Page

  2.    Risk/Return Summary: Investments, Risks, Performance......   Investment Risk and Return Summary

  3.    Risk Return Summary: Fee Table ...........................   Fund Expenses

        Investment Objectives, Principal Investment Strategies,      Investment Risk and Return Summary; Investment
  4.    and Related Risks ........................................   Strategies; Risks Related to Investment Strategies

  5.    Management's Discussion of Fund Performance ..............   Performance Tables

  6.    Management, Organization, and Capital Structure ..........   Management of the Fund

                                                                     Pricing of Fund Shares; Sales Charges; Your Account;
                                                                     How to Buy Shares; How to Sell Shares; Things to
                                                                     Know When Selling Shares; Account Policies; Investor
  7.    Shareholder Information ..................................   Services; Tax Status of Distributions

  8.    Distribution Arrangements ................................   Sales Charges

  9.    Financial Highlights Information .........................   Financial Highlights


                                     PART B

  Item Number Form N-1A, Part B                                        Statement of Additional Information Caption
--------------------------------------------------------------------   -------------------------------------------------------
 10.    Cover Page and Table of Contents .........................   Cover Page, Table of Contents

 11.    Fund History .............................................   The Trust

                                                                     Investment Objectives and Policies; Investment
 12.    Description of the Fund and Its Investment Risks .........   Restrictions

 13.    Management of the Fund ...................................   Management of the Trust

 14.    Control Persons and Principal Holders of Securities ......   Management of the Trust

                                                                     Advisory and Administrative Services; The Distributor;
 15.    Investment Advisory and Other Services ...................   Distribution Plans; Other Information

 16.    Brokerage Allocation and Other Practices .................   Portfolio Brokerage; Portfolio Turnover

 17.    Capital Stock and Other Securities .......................   Other Information

                                                                     Net Asset Value; How to Buy Shares; Investor Account
 18.    Purchase, Redemption, and Pricing of Shares ..............   Services; How to Redeem Shares

 19.    Taxation of the Fund .....................................   Dividends, Distributions and Taxes

 20.    Underwriters .............................................   The Distributor

 21.    Calculation of Performance Data ..........................   Calculation of the Funds' Performance

 22.    Financial Statements .....................................   Financial Statements

[FRONT COVER]


Phoenix Investment Partners

                                        Prospectus



                                                            January 29, 1999





     Seneca


     Phoenix-Seneca
     Bond Fund

     Phoenix-Seneca
     Growth Fund

     Phoenix-Seneca
     Mid-Cap "EDGE"(SM) Fund

     Phoenix-Seneca
     Real Estate Securities
     Fund



                                  Neither the Securities and Exchange
                                  Commission nor any state securities
                                  commission has approved or
                                  disapproved of these securities or
                                  determined if this prospectus is
                                  truthful or complete. Any representation to the contrary is a criminal offense.

                                  This Prospectus contains important
                                  information about the Phoenix-Seneca
                                  Bond Fund, Phoenix-Seneca
                                  Mid-Cap "EDGE"(SM) Fund, and
                                  Phoenix-Seneca Real Estate Securities
                                  Fund that you should know before
                                  investing. Please read it carefully and
                                  retain it for future reference.






PHOENIX
INVESTMENT PARTNERS, LTD.

[arrow] Phoenix-
        Seneca
        Funds



                       Table of Contents
----------------------------------------


  Phoenix-Seneca Bond Fund

   Investment Risk and Return Summary ..............   2

   Fund Expenses ...................................   5

   Investment Strategies ...........................   6

   Risks Related to Investment Strategies ..........   8


  Phoenix-Seneca Growth Fund

   Investment Risk and Return Summary ..............  11

   Fund Expenses ...................................  14

   Investment Strategies ...........................  15

   Risks Related to Investment Strategies ..........  16


  Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund

   Investment Risk and Return Summary ..............  20

   Fund Expenses ...................................  23

   Investment Strategies ...........................  24

   Risks Related to Investment Strategies ..........  25


  Phoenix-Seneca Real Estate Securities Fund

   Investment Risk and Return Summary ..............  29

   Fund Expenses ...................................  32

   Investment Strategies ...........................  33

   Risks Related to Investment Strategies ..........  35


  Management of the Funds ..........................  37

  Pricing of Fund Shares ...........................  40

  Sales Charges ....................................  41

  Your Account .....................................  43

  How to Buy Shares ................................  45

  How to Sell Shares ...............................  45

  Things You Should Know When Selling Shares .......  46

  Account Policies .................................  47

  Investor Services ................................  48

  Tax Status of Distributions ......................  49

  Financial Highlights .............................  50

  Additional Information ...........................  58

               Phoenix-Seneca Bond Fund
               Investment Risk and Return Summary
-------------------------------------------------

               Investment Objective

               Phoenix-Seneca Bond Fund has an investment objective of high total return from both current income and capital appreciation. There is no guarantee that the fund will achieve its objective.


               Principal Investment Strategies


                [arrow] The fund will invest in a diversified portfolio of corporate bonds and other debt securities. Under normal circumstances the fund will invest at least 65% of its total assets in investment grade bonds. Investment grade bonds are rated Baa3 or higher by Moody's Investors Service ("Moody's") or BBB- or higher by Standard and Poor's Corporation ("S&P").

                [arrow] The adviser is responsible for managing the fund's investment program and the general operation of the fund. The subadviser actively manages the fund's portfolio, adjusting the weighted average portfolio maturity in response to expected changes in interest rates. The fund generally seeks to maintain a dollar-weighted average duration of between two and eight years. The subadviser also considers bond performance in particular industry sectors and individual issue characteristics when selecting investments for this fund.

                [arrow] The subadviser may invest in unrated bonds that it deems possess similar qualities as investment grade securities.

                [arrow] The fund invests in corporate bonds, securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, publicly traded and privately placed corporate securities, and municipal obligations.

                [arrow] The fund may invest in fixed, floating and variable rate securities of both U.S. and foreign (non-U.S.) issuers.

                [arrow] Up to 35% of the fund's assets may be invested in below investment grade securities (so called "junk bonds").

                [arrow] The fund may invest in mortgage-backed securities issued by various federal agencies and government sponsored enterprises and in other mortgage related or asset-backed securities.

                [arrow] The fund may lend up to one-third of the fund's net assets at market value to increase its investment returns.

                [arrow] The fund may invest as much as 20% of its assets in securities of foreign (non-U.S.) issuers.



2 Phoenix-Seneca Bond Fund

               Principal Risks

               If you invest in this fund you risk that you may lose your investment.


               The fund seeks to outperform the Lehman Brothers Aggregate Bond Index in total return. The total return of the index can be negative. When this happens, the fund may outperform the Lehman Brothers Aggregate Bond Index but still have a negative return. In that case the value of your shares would likely decline rather than increase. The subadviser may also fail in its objective to outperform the index.

               The fund's focus is high total return. The subadviser intends to invest fund assets so that your shares increase in value. However, if the subadviser misjudges the return potential, or the ability of issuers to make scheduled principal and interest payments, the fund's returns may be lower than prevailing returns and the fund's income available for distribution may be less than other funds. Neither the fund nor the subadviser can assure you that a particular level of income will consistently be achieved.


               This fund may invest in below investment grade securities (so called "junk bonds"). Below investment grade securities present a greater risk that the issuer will not be able to make interest or principal payments on time. If this happens, the fund would lose income and could expect a decline in the market value of the securities.


               This fund may invest in unrated securities. Unrated securities may not have as broad a market as investment grade securities or publicly traded securities making them more difficult to sell. This could cause the security to lose value.

               This fund may invest in variable and floating rate securities. Generally these are unsecured obligations of private issuers which present a greater risk that the issuer will not be able to make principal and interest payments on time. If economic conditions change adversely to interest rates, periodic interest payments may be less than anticipated and could cause the value of your shares to decline.


               The subadviser selects securities based on duration. Duration calculations may not properly reflect interest rate exposure for variable and floating rate securities. These securities may expose the fund to greater risks than contemplated by the subadviser.

               This fund may invest in mortgage-backed and other asset-backed securities. A portion of the cash flow from these securities may be from early payoff of some of the underlying loans. In the event of very high prepayments, the fund may be required to invest the proceeds at a lower interest rate, causing the fund to earn less than if the prepayments had not occurred.


               The fund may lend portfolio securities to financial institutions to increase investment return. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses.



                                                      Phoenix-Seneca Bond Fund 3

               This fund may invest in companies in foreign countries. Political and economic uncertainty as well as less public information about investments may negatively impact the fund's portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets.



               Performance Tables

               The bar chart below provides an indication of the risks of investing in the Phoenix-Seneca Bond Fund by showing changes in the fund's Class X Shares performance from year to year over the life of the fund(1). The table below shows how the fund's average annual returns for one year and for the life of the fund compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.



               [BAR GRAPH]   Phoenix-Seneca Bond Fund
               ----------------------------------------------------------------
               Tabular representation of plot points:

                                                         Calendar Year
                                                       -----------------
                                                       1997         1998
                                                       ----         ----
                         Annual Return (%)             12.83        7.66

               ----------------------------------------------------------------


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 4.23% (quarter ending December 31, 1997) and the lowest return for a quarter was 0.67% (quarter ending March 31,
1997).




--------------------------------------------------------------------------------
Average Annual Total Returns        One Year(1)   Life of the Fund(2)
--------------------------------------------------------------------------------
  Class X Shares                      7.66%              9.76%
--------------------------------------------------------------------------------
  Lehman Aggregate Bond Index(3)      8.69%              8.10%
--------------------------------------------------------------------------------



(1) One year period ending December 31, 1998.

(2) Class X Shares from March 8, 1996 through December 31, 1998.

(3) The Lehman Aggregate Bond Index is an unmanaged index considered to be representative of the bond market. The Index does not reflect sales charges.


Performance information for Class A, Class B and Class C Shares is not included because these classes have not had annual returns for at least one calendar year.



4 Phoenix-Seneca Bond Fund

               Fund Expenses
----------------------------

                This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.


                                                        Class X       Class A         Class B            Class C
                                                         Shares        Shares          Shares            Shares
                                                        -------      --------         -------           ---------
  Shareholder Fees (fees paid directly from
  your investment)
  Maximum Sales Charge (load) Imposed on
  Purchases (as a percentage of offering price)         None          4.75%           None                None
  Maximum Deferred Sales Charge (load) (as a            None          None               5%(b)          1% during the
  percentage of the lesser of the value redeemed or                                                     first year
  the amount invested)
  Maximum Sales Charge (load) Imposed on
  Reinvested Dividends                                  None          None            None                None
  Redemption Fee                                        None          None            None                None
  Exchange Fee                                          None          None            None                None
                                                      ----------------------------------------------------------------
                                                        Class X       Class A         Class B            Class C
                                                         Shares        Shares          Shares            Shares
                                                        -------      --------         -------           ---------
  Annual Fund Operating Expenses (expenses
  that are deducted from fund assets)
  Management Fees                                       0.50%         0.50%           0.50%               0.50%
  Distribution and Service (12b-1) Fees(c)              None          0.25%           1.00%               1.00%
  Other Expenses                                        1.16%         1.64%           1.98%               2.56%
                                                        ----          -----           -----               ----
  Total Annual Fund Operating Expenses(a)               1.66%         2.39%(d)        3.48%(d)            4.06%(d)
                                                        ====          =====           =====               ====

----------------


(a) The fund's investment adviser has agreed to reimburse through July 1, 2000 the Phoenix-Seneca Bond Fund's operating expenses to the extent that such expenses exceed 1.85% for Class X Shares, 2.45% for Class A Shares and 3.20% for Class B and Class C Shares.


  Total Annual Fund Operating Expenses after expense
  reimbursement (if applicable) are:                    1.66%         2.39%(d)        3.20%               3.20%



(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

(d) Class A, Class B and Class C Shares have been offered only since July 1, 1998. The percentages indicated are estimates before expense reimbursement; actual expenses may be more or less than the amounts shown.




               Example

               This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


               The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                      Phoenix-Seneca Bond Fund 5

--------------------------------------------------------------------------------
      Class          1 year       3 years       5 years     10 years
--------------------------------------------------------------------------------
      Class X         $169         $  523        $  902      $1,965
--------------------------------------------------------------------------------
      Class A         $706         $1,185        $1,690      $3,072
--------------------------------------------------------------------------------
      Class B         $751         $1,268        $1,807      $3,512
--------------------------------------------------------------------------------
      Class C         $508         $1,235        $2,078      $4,256
--------------------------------------------------------------------------------


               You would pay the following expenses if you did not redeem your shares:



--------------------------------------------------------------------------------
   Class           1 year       3 years       5 years       10 years
--------------------------------------------------------------------------------
  Class X           $169         $  523        $  902        $1,965
--------------------------------------------------------------------------------
  Class A           $706         $1,185        $1,690        $3,072
--------------------------------------------------------------------------------
  Class B           $351         $1,068        $1,807        $3,512
--------------------------------------------------------------------------------
  Class C           $408         $1,235        $2,078        $4,256
--------------------------------------------------------------------------------



               Note: Your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's investment adviser. Refer to the section "Management of the Funds" for information about expense reimbursement.





               Investment Strategies
-------------------------------------

               Investment Objective

               The fund has an investment objective of high total return from both current income and capital appreciation. There is no guarantee that the fund will achieve the objective.


               Principal Investment Strategies

               The fund invests in a diversified portfolio of corporate bonds and other debt securities. Under normal circumstances the fund intends to invest at least 65% of its total assets in investment grade bonds. If the fund purchases an investment grade security that loses its investment grade rating, the fund is not required to sell the security. Ratings are established by nationally recognized statistical rating agencies. Please refer to the Statement of Additional Information for a detailed list of rating categories.


               The fund contracts with an adviser, Phoenix Investment Counsel, Inc. to manage the fund's investment program and be responsible for the general operation of the fund and a subadviser, Seneca Capital Management LLC to manage the investments of the fund. Normally the fund



6 Phoenix-Seneca Bond Fund
               maintains a dollar weighted average maturity of between two and ten years, although maturities of individual securities may be longer. Maturity measures the length of time until the issuer repays the principal on a debt security. During periods of rising interest rates, the subadviser may shorten the portfolio's average maturity to reduce the effect of bond price declines on the fund's net asset value. Conversely, when interest rates are falling and bond prices rising, the fund may lengthen its average maturity.

               In addition, the subadviser seeks to maintain a dollar weighted average duration of between two and eight years. Duration measures the length of a debt security on a present value basis using the time between now and when interest and principal should be received weighted against the present value of the cash to be received at each future time.

               In addition to maturity and duration, the subadviser may consider whether a bond has performed well in a particular industry sector and whether individual characteristics of the issue, such as the underlying financial stability and historical payment record of the issuer, make the security appropriate for the achievement of the fund's investment objective.


               The fund may invest in fixed, floating and variable rate securities of both U.S. and foreign issuers.

               This fund may invest in below investment grade securities ("junk bonds"). Below investment grade securities generally pay higher current income but may present a greater risk that the issuer will not be able to make principal and interest payments on time.

               The fund may invest in mortgage-backed and other asset-backed securities. Mortgage pass through securities are interests in pools of mortgage loans, assembled and issued by various governmental, government related, and private organizations. These securities provide a monthly payment consisting of both principal and interest payments. In effect, these payments are a "pass through" of the monthly payments made by individual borrowers on their residential or commercial mortgage loans. Mortgage-backed securities also includes collateralized mortgage obligations (CMOs) which generally includes debt instruments collateralized by mortgage loans or mortgage pass throughs. Asset-backed securities are based on financial assets other than mortgages such as automobile and credit card loan receivables. Additional payments on mortgage- and asset-backed securities are caused by repayment of principal resulting from the sale of the underlying property, refinancing or foreclosure. These prepayments are difficult to predict. This variability of prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise.


               The fund may lend portfolio securities to broker-dealers and other financial institutions to increase its investment returns. The total amount of such lending can be as much as one-third of the fund's total assets. When the fund lends securities in this fashion, the borrower returns the securities at a pre-arranged time and pays some form of premium or other fee for the transaction. The fund receives all dividends and other distributions made with respect to the loaned securities. All securities loans are secured by other marketable securities.

               The fund may invest up to 20% of its total assets in securities of foreign (non-U.S.) issuers.

               Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.



                                                      Phoenix-Seneca Bond Fund 7

               Risks Related to Investment Strategies
-----------------------------------------------------

               General


               The fund's focus is high total return. The subadviser intends to invest fund assets so that your shares increase in value. However, if the subadviser misjudges the return potential of a portfolio security or the ability of the issuer to make scheduled interest or other income payments to the fund, the fund's income available for distribution to shareholders may decrease. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved.


               In addition to these general risks of investing in the fund, there are several specific risks of investing in the fund that you should note.

               Below Investment Grade Securities


               The fund may invest in securities that are below investment grade. Although these securities provide greater income and opportunity for capital appreciation than investments in higher grade securities, they also typically entail greater price volatility and principal and interest risk. There is a greater risk that an issuer will not be able to make principal and interest payments on time. In addition, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for higher grade securities, making it more difficult for the subadviser to accurately predict risk.


               Unrated Securities


               The fund may invest in unrated securities. Unrated securities may not be lower in quality than rated securities but due to their perceived risk they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the subadviser to accurately predict risk.


               Mortgage-Backed and Asset-Backed Securities

               It is difficult to predict cash flows from mortgage-backed and asset-backed securities. Payments of principal and interest on the underlying assets may be allocated among classes in a variety of ways and the inability to determine specific amounts and timing of prepayments of the underlying loans make it difficult to accurately predict cash flow. In the event of high prepayments, the fund may be required to invest these proceeds at a lower interest rate, causing the fund to earn less than if the prepayments had not occurred.

               Securities Lending


               When the fund lends portfolio securities it runs the risk that the borrower will be unable or unwilling to return the securities and the agreed fee or premium. The value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that the fund must rely on the collateral to recover the value of its securities. In these circumstances the fund will suffer losses.



8 Phoenix-Seneca Bond Fund

               Foreign Investing

               The fund may invest in non-U.S. companies. Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies. These include:


                 o differences in accounting, auditing and financial reporting standards,

                 o generally higher commission rates on foreign portfolio transactions,

                 o differences and inefficiencies in transaction settlement systems,

                 o the possibility of expropriation or confiscatory taxation,

                 o adverse changes in investment or exchange control regulations,

                 o  political instability, and

                 o potential restrictions on the flow of international capital.


               Political and economic uncertainty as well as less public information about investments may negatively impact the fund's portfolio.

               Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the fund.

               Many of the foreign securities held by the fund will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.


               Foreign Currency

               Portions of the fund's assets may be invested in securities denominated in foreign currencies and which pay interest in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the fund's net asset value (share price) and periodic income payments either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the long and short terms.


                                                      Phoenix-Seneca Bond Fund 9

               Effective January 1, 1999, eleven European countries began converting from their sovereign currency to the European Union common currency called the "Euro." This conversion may expose the fund to certain risks including the reliability and timely reporting of pricing information of the fund's portfolio holdings. In addition, one or more of the following may adversely affect specific securities in the fund's portfolio:



                 o known trends or uncertainties related to the Euro conversion that an issuer reasonably expects will have a material impact on revenues, expenses or income from its operations;

                 o competitive implications of increased price transparency of European Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in the Euro;

                 o issuers' ability to make required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002);

                 o currency exchange rate risk and derivatives exposure (including the disappearance of price sources, such as certain interest rate indices); and


                 o  potential tax consequences.


               Impact of the Year 2000 Issue on Fund Investments

               The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If a company whose securities are held by the fund does not "fix" its Year 2000 issue it is possible that its operations and financial results would be hurt. Also the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the fund.





               Management of The Fund
-------------------------------------

               The Adviser


               Please refer to "Management of the Funds" on page 38 for a description of the investment adviser, management fees and portfolio managers.



10 Phoenix-Seneca Bond Fund

               Phoenix-Seneca Growth Fund
               Investment Risk and Return Summary
-------------------------------------------------

               Investment Objective


               Phoenix-Seneca Growth Fund has an investment objective of capital appreciation. There is no guarantee that the fund will achieve its objective.


               Principal Investment Strategies


                [arrow] Under normal circumstances the fund will invest at least
                        65% of its total assets in common stocks, primarily common stocks of growth companies of any size. Common stocks are selected based on the strength and quality of earnings, the ability of the stock to sustain earnings, the management of the issuer and the stock's valuation.


                [arrow] The adviser is responsible for managing the fund's investment program and the general operation of the fund. The subadviser manages the investments of the fund by selecting securities of companies that meet certain fundamental standards and that the subadviser believes will demonstrate greater long-term earnings growth than the average company included in the Standard and Poor's 500 Composite Stock Price Index (the "S&P 500").

                [arrow] The subadviser may buy securities in anticipation of short-term price gains.


                [arrow] Generally the fund focuses a portion of its portfolio on large, well-known companies that have established a history of profitability and/or dividend payment.


                [arrow] The fund may invest in preferred stocks, warrants, and debt instruments, including bonds convertible into common stocks.

                [arrow] The fund may invest up to 35% of its net assets in below investment grade bonds (so called "junk bonds").

                [arrow] The fund may lend up to one-third of the fund's net assets at market value to increase its investment returns.

                [arrow] The fund may invest up to 20% of its assets in
                        securities of foreign (non-U.S.) issuers.


                [arrow] The fund may invest up to 20% of its net assets in options and futures contracts. The fund intends to invest in these securities primarily for "hedging" purposes but may invest up to 5% of its net assets in these securities as an investment unrelated to hedging purposes.



                                                   Phoenix-Seneca Growth Fund 11

               Principal Risks

               If you invest in this fund you risk that you may lose your investment.


               The fund will seek to increase the value of your shares by investing in securities the subadviser expects to increase in value. Most of the fund's investments will be in common stocks. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse then expected. As a result, the value of your shares may decrease.


               The fund may buy securities in anticipation of short-term price gains. Gains depend on the ability of the subadviser to predict correctly the increase to securities prices. Securities prices may not increase as anticipated. This may increase the fund's overall trading volume especially if prices do not rise as expected. Frequent and active trading may increase transaction costs for the fund and may increase capital gain distributions, resulting in greater tax liability to you.

               The fund may invest in small companies as well as large companies. Smaller companies may be affected to a greater extent than larger companies by changes in general economic conditions and conditions in particular industries. Smaller companies may also be relatively new and not have the same operating history and "track record" as larger companies. This could make future performance of smaller companies more difficult to predict.

               The fund may invest in below investment grade securities (so called "junk bonds"). Below investment grade securities present a greater risk that the issuer will not be able to make interest or principal payments on time. If this happens, the fund would lose income and could expect a decline in the market value of the securities.

               The fund may lend portfolio securities to financial institutions to increase investment return. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses.


               The fund may invest in companies in foreign countries. Political and economic uncertainty as well as less public information about investments may negatively impact the fund's portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets.



12 Phoenix-Seneca Growth Fund

               Performance Tables

               The bar chart below provides an indication of the risks of investing in the Phoenix-Seneca Growth Fund by showing changes in the fund's Class A Shares performance from year to year over the life of the fund(1). The table below shows how the fund's average annual returns for one year and for the life of the fund compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.


               [BAR GRAPH]   Phoenix-Seneca Growth Fund
               ----------------------------------------------------------------
               Tabular representation of plot points:

                                                         Calendar Year
                                                       -----------------
                                                       1997         1998
                                                       ----         ----
                         Annual Return (%)             27.87        28.80

               ----------------------------------------------------------------


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 15.73% (quarter ending June 30, 1997) and the lowest return for a quarter was (12.03)% (quarter ending September 30, 1998).






--------------------------------------------------------------------------------
Average Annual Total Returns(1)    One Year(2)   Life of the Fund(3)
--------------------------------------------------------------------------------
  Class X Shares                     29.41%          34.41%
--------------------------------------------------------------------------------
  Class A Shares                     22.69%          31.15%
--------------------------------------------------------------------------------
  S&P 500 Stock Index(4)             28.76%          28.97%
--------------------------------------------------------------------------------


(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares.


(2) One year period ending December 31, 1998.

(3) Class X and Class A Shares from March 8, 1996 through December 31, 1998.

(4) The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. The S&P's performance does not reflect sales charges.


Performance information for Class B and Class C Shares is not included because these classes have not had annual returns for at least one calendar year.



                                                   Phoenix-Seneca Growth Fund 13

               Fund Expenses
-------------------------------

         This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.


                                                          Class X    Class A      Class B        Class C
                                                           Shares     Shares       Shares         Shares
                                                          -------    -------      -------        -------
Shareholder Fees (fees paid directly from your
investment)
  Maximum Sales Charge (load) Imposed on Purchases
  (as a percentage of offering price)                       None       4.75%         None           None
  Maximum Deferred Sales Charge (load) (as a                None       None             5%(b)   1% during
  percentage of the lesser of the value redeemed or the                                       the first year
  amount invested)
  Maximum Sales Charge (load) Imposed on Reinvested
  Dividends                                                 None       None         None           None
  Redemption Fee                                            None       None         None           None
  Exchange Fee                                              None       None         None           None
                                                          ----------------------------------------------
                                                          Class X    Class A      Class B        Class C
                                                           Shares     Shares       Shares         Shares
                                                          -------    -------      -------        -------
Annual Fund Operating Expenses (expenses
that are deducted from fund assets)
  Management Fees                                           0.70%      0.70%         0.70%        0.70%
  Distribution and Service (12b-1) Fees(c)                  None       0.25%         1.00%        1.00%
  Other Expenses                                            0.44%      0.60%         0.57%        0.78%
                                                            ----       ----          -----        ----
Total Annual Fund Operating Expenses(a)                     1.14%      1.55%         2.27%(d)     2.48%(d)
                                                            ====       ====          =====        ====


----------------

(a) The fund's investment adviser has agreed to reimburse through July 1, 2000 the Phoenix-Seneca Growth Fund's operating expenses to the extent that such expenses exceed 1.25% for Class X Shares, 1.85% for Class A Shares and 2.60% for Class B and Class C Shares.

  Total Annual Fund Operating Expenses after expense
  reimbursement (if applicable) are:                       1.14%       1.55%        2.27%(d)     2.48%(d)



(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

(d) Class B and Class C Shares have been offered only since July 1, 1998. The percentages indicated are estimates before expense reimbursement; actual expenses may be more or less than the amounts shown.




               Example

               This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

               The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


14 Phoenix-Seneca Growth Fund

--------------------------------------------------------------------------------
      Class          1 year       3 years       5 years       10 years
--------------------------------------------------------------------------------
      Class X         $116         $362          $  628        $1,386
--------------------------------------------------------------------------------
      Class A         $625         $941          $1,280        $2,233
--------------------------------------------------------------------------------
      Class B         $630         $909          $1,215        $2,425
--------------------------------------------------------------------------------
      Class C         $351         $773          $1,321        $2,816
--------------------------------------------------------------------------------


               You would pay the following expenses if you did not redeem your shares:





--------------------------------------------------------------------------------
      Class        1 year       3 years       5 years       10 years
--------------------------------------------------------------------------------
      Class X       $116         $362          $  628        $1,386
--------------------------------------------------------------------------------
      Class A       $625         $941          $1,280        $2,233
--------------------------------------------------------------------------------
      Class B       $230         $709          $1,215        $2,425
--------------------------------------------------------------------------------
      Class C       $251         $773          $1,321        $2,816
--------------------------------------------------------------------------------



               Note: Your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's investment adviser. Refer to the section "Management of the Fund" for information about expense reimbursement.





               Investment Strategies
--------------------------------------

               Investment Objective

               The fund has an investment objective of capital appreciation. There is no guarantee that the fund will achieve its objective.


               Principal Investment Strategies


               The fund invests in a diversified portfolio of securities of primarily domestic (U.S.) companies. Under normal circumstances the fund intends to invest at least 65% of its total assets in common stocks.


               The fund contracts with an adviser, Phoenix Investment Counsel, Inc. to manage the fund's investment program and be responsible for the general operation of the fund and a subadviser, Seneca Capital Management LLC to manage the investments of the fund. The subadviser selects securities of companies based on the strength and quality of the security's earnings, the ability of the security to sustain earnings, the management of the company and the security's valuation. The subadviser will also select securities it believes have the potential for above average market appreciation. In evaluating companies' potential for market appreciation, the



                                                   Phoenix-Seneca Growth Fund 15
               subadviser seeks companies that it believes will demonstrate greater long-term earnings growth than the average company included in the S&P 500. The strategy is based on the subadviser's view that growth in a companies' earnings will correlate with growth in the price of its stock.

               The subadviser seeks to identify companies that have the most attractive earnings prospects and favorable valuations, regardless of the size of the company. Generally, however, a portion of the fund's portfolio will be invested in large, well-known companies that have established histories of profitability and/or dividend payment.

               Although the fund stresses long-term earnings growth potential, the subadviser may buy securities in anticipation of short-term price gains.

               In addition to common stocks, the fund may invest in other equity securities including preferred stocks and warrants.

               Debt instruments, including investment grade and below investment grade bonds ("junk bonds") and bonds convertible into common stocks, may also be a part of the fund portfolio. Below investment grade securities present a greater risk that the issuer will not be able to make interest or principal payments on time. If this happens, the fund would lose income and could expect a decline in the market value of the securities.

               The fund may lend portfolio securities to broker-dealers and other financial institutions to increase its investment returns. The total amount of such lending can be as much as one-third of the fund's total assets. When the fund lends securities in this fashion, the borrower returns the securities at a pre-arranged time and pays some form of premium or other fee for the transaction. The fund receives all dividends and other distributions made with respect to the loaned securities. All securities loans are secured by other marketable securities.


               The fund may invest up to 20% of its total assets in securities of foreign (non-U.S.) issuers. Foreign investment will primarily be through American Depository Receipts (ADRs).

               Temporary defensive strategy. If the subadviser believes that market conditions are not favorable to the fund's principal strategies the fund may invest without limit in cash and cash-equivalents. In such instances, the fund may not achieve its stated investment objective.


               Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.




               Risks Related to Investment Strategies
------------------------------------------------------

               General

               The fund's focus is long term earnings growth. The subadviser intends to invest fund assets so that your shares increase in value. However, the value of the fund's investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money. The


16 Phoenix-Seneca Growth Fund
               value of the fund's investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in value of many or most investments. Particular industries can face poor market conditions for their products or services so that companies engaged in those businesses do not perform as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. To the extent that the fund's investments are affected by general economic declines, declines in industries, and interest rate changes that negatively affect the companies in which the fund invests, fund share values may decline. Share values can also decline if the specific companies selected for fund investment fail to perform as the adviser expects, regardless of general economic trends, industry trends, interest rates and other economic factors.


               In addition to these general risks of investing in the fund, there are several specific risks of investing in the fund that you should note.


               Anticipating Short-term Price Gains


               The subadviser may buy securities that it anticipates will rise in price over a short period of time. If the securities do not perform as expected, gains will not be as high as anticipated. Moreover, the subadviser buys these securities with the expectation that they will be sold after a short period of time. Each time a security is bought or sold, the fund incurs certain costs associated with the transaction. The more transactions, the higher the overall cost to the fund which could lead to a decrease in the fund's performance. Likewise, frequent sales that result in gains to the fund could increase the amount of capital gains distributions to you, the shareholder. Increased capital gains distributions could result in greater tax liability to you.



               Small Market Capitalization Investing

               The fund may invest in some smaller companies. Companies with small capitalization are often companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small capitalization companies and their stock performance. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.


               Below Investment Grade Securities


               The fund may invest in securities that are below investment grade. Although these securities provide greater income and opportunity for capital appreciation than investments in higher grade securities, they also typically entail greater price volatility and principal and interest risk. There is a greater risk that an issuer will not be able to make principal and interest payments on time. In addition, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for higher grade securities, making it more difficult for the subadviser to accurately predict risk.



                                                   Phoenix-Seneca Growth Fund 17

               Securities Lending


               When the fund lends portfolio securities it runs the risk that the borrower will be unable or unwilling to return the securities and the agreed fee or premium. The value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that the fund must rely on the collateral to recover the value of its securities. In these circumstances the fund will suffer losses.



               Foreign Investing

               The fund may invest in non-U.S. companies. Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies. These include:


                  o differences in accounting, auditing and financial reporting standards,

                  o generally higher commission rates on foreign portfolio
                    transactions,

                  o differences and inefficiencies in transaction settlement systems,

                  o the possibility of expropriation or confiscatory taxation,

                  o adverse changes in investment or exchange control
                    regulations,

                  o political instability, and

                  o potential restrictions on the flow of international
                    capital.


               Political and economic uncertainty as well as less public information about investments may negatively impact the fund's portfolio.


               Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the fund.

               Many of the foreign securities held by the fund will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.


               Foreign Currency

               Portions of the fund's assets may be invested in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of


18 Phoenix-Seneca Growth Fund
               economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the fund's net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the long and short terms.


               Effective January 1, 1999, eleven European countries began converting from their sovereign currency to the European Union common currency called the "Euro." This conversion may expose the fund to certain risks including the reliability and timely reporting of pricing information of the fund's portfolio holdings. In addition, one or more of the following may adversely affect specific securities in the fund's portfolio:



                  o known trends or uncertainties related to the Euro
                    conversion that an issuer reasonably expects will have a material impact on revenues, expenses or income from its operations;

                  o competitive implications of increased price transparency of
                    European Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in the Euro;

                  o issuers' ability to make required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002);

                  o currency exchange rate risk and derivatives exposure
                    (including the disappearance of price sources, such as certain interest rate indices); and


                  o potential tax consequences.


               Impact of the Year 2000 Issue on Fund Investments

               The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If a company whose securities are held by the fund does not "fix" its Year 2000 issue it is possible that its operations and financial results would be hurt. Also the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the fund.





               Management of the Fund
-------------------------------------

               Please refer to "Management of the Funds" on page 38 for a description of the investment adviser, management fees and portfolio managers.



                                                   Phoenix-Seneca Growth Fund 19

               Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund
               Investment Risk and Return Summary
-----------------------------------------------------

               Investment Objective


               Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund has an investment objective of capital appreciation. There is no guarantee that the fund will achieve its objective.



               Principal Investment Strategies


                [arrow] The fund will invest in equity securities, primarily common stocks of growth companies. Under normal circumstances the fund will invest at least 65% of its total assets in companies with market capitalizations between $500 million and $5 billion. The fund may at times have significant investments in companies with higher or lower market capitalizations.

                [arrow] The adviser is responsible for managing the fund's investment program and the general operation of the fund. The subadviser manages the investments of the fund by selecting securities of companies that meet certain fundamental standards and that the subadviser believes will demonstrate greater long-term earnings growth than the average company included in the S&P Mid-Cap 400 Index.


                [arrow] The subadviser may buy securities in anticipation of short-term price gains.

                [arrow] To enable the fund to invest effectively in companies with small to medium sized market capitalizations, the Trust will not offer shares to the public when the net assets of the fund exceed $500 million dollars. This limit is subject to change.

                [arrow] The fund may invest in preferred stocks, warrants, and debt instruments, including bonds convertible into common stocks.

                [arrow] The fund may invest up to 35% of its net assets in below investment grade bonds (so called "junk bonds").

                [arrow] The fund may lend up to one-third of the fund's net assets at market value to increase its investment returns.


                [arrow] The fund may invest up to 20% of its assets in
                        securities of foreign (non-U.S.) issuers.



               Principal Risks

               If you invest in this fund you risk that you may lose your investment.


               The fund will seek to increase the value of your shares by investing in securities the subadviser expects to increase in value. Most of the fund's investments will be in common stocks. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse then expected. As a result, the value of your shares may decrease.



20 Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund

               The fund may buy securities in anticipation of short-term price gains. Gains depend on the ability of the subadviser to predict correctly the increase to securities prices. Securities prices may not increase as anticipated. This may increase the fund's overall trading volume especially if prices do not rise as expected. Frequent and active trading may increase transaction costs for the fund and may increase capital gain distributions, resulting in greater tax liability to you.

               The fund's investment focus is on companies with medium capitalizations. It may also invest in small companies as well as large companies. Investments in companies with small and medium capitalizations make the fund more volatile than fund's which invest in companies with larger capitalizations. The smaller companies may be affected to a greater extent than larger companies by changes in general economic conditions and conditions in particular industries. Smaller companies may also be relatively new and not have the same operating history and "track record" as larger companies. This could make future performance of smaller companies more difficult to predict.

               The fund may invest in below investment grade securities (so called "junk bonds"). Below investment grade securities present a greater risk that the issuer will not be able to make interest or principal payments on time. If this happens, the fund would lose income and could expect a decline in the market value of the securities.

               The fund may lend portfolio securities to financial institutions to increase investment return. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses.


               The fund may invest in companies in foreign countries. Political and economic uncertainty as well as less public information about investments may negatively impact the fund's portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets.



                                       Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund 21

               Performance Tables

               The bar chart below provides an indication of the risks of investing in the Phoenix Mid-Cap "EDGE"(SM) Fund by showing changes in the fund's Class A Shares performance from year to year over the life of the fund(1). The table below shows how the fund's average annual returns for one year and for the life of the fund compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.


               [BAR GRAPH]   Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund
               ----------------------------------------------------------------
               Tabular representation of plot points:

                                                         Calendar Year
                                                       -----------------
                                                       1997         1998
                                                       ----         ----
                         Annual Return (%)             16.22        29.21

               ----------------------------------------------------------------


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 32.50% (quarter ending December 31, 1998) and the lowest return for a quarter was (19.35)% (quarter ending September 30, 1998).




--------------------------------------------------------------------------------
Average Annual Total Returns(1)    One Year(2)   Life of the Fund(3)
--------------------------------------------------------------------------------
  Class X Shares                     29.80%            30.57%
--------------------------------------------------------------------------------
  Class A Shares                     23.10%            27.82%
--------------------------------------------------------------------------------
  S&P MidCap 400 Index               19.11%            23.63%
--------------------------------------------------------------------------------



(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares.


(2) One year period ended December 31, 1998.


(3) Class X and Class A Shares from March 8, 1996 through December 31, 1998.

(4) The S&P Midcap 400 Index is a capitalization-weighted index that measures the performance of the mid range sector of the U.S. stock market where the median capitalization is approximately $700 million. The S&P Midcap 400 Index does not reflect sales charges.


Performance information for Class B and Class C Shares is not included because these classes have not had annual returns for at least one calendar year.



22 Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund

               Fund Expenses
-------------------------------

               This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.


                                                        Class X       Class A     Class B      Class C
                                                         Shares        Shares      Shares      Shares
                                                        -------      --------     -------    ---------
  Shareholder Fees (fees paid directly from
  your investment)
  Maximum Sales Charge (load) Imposed on
  Purchases (as a percentage of offering price)          None        4.75%        None            None
  Maximum Deferred Sales Charge (load) (as a             None        None            5%(b)    1% during
  percentage of the lesser of the value redeemed or                                         the first year
  the amount invested)
  Maximum Sales Charge (load) Imposed on
  Reinvested Dividends                                   None        None         None            None
  Redemption Fee                                         None        None         None            None
  Exchange Fee                                           None        None         None            None
                                                        --------------------------------------------------
                                                        Class X      Class A      Class B       Class C
                                                         Shares      Shares       Shares        Shares
                                                        -------      --------     -------     ---------
  Annual Fund Operating Expenses (expenses
  that are deducted from fund assets)
  Management Fees                                       0.80%         0.80%       0.80%           0.80%
  Distribution and Service (12b-1) Fees(c)              None          0.25%       1.00%           1.00%
  Other Expenses                                        1.58%         1.69%       1.23%           1.57%
                                                        ----          ----        ----            ----
  Total Annual Fund Operating Expenses(a)               2.38%         2.74%       3.03%(d)        3.37%(d)
                                                        ====          ====        ====            ====

----------------


(a) The fund's investment adviser has agreed to reimburse through July 1, 2000 the Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund's operating expenses to the extent that such expenses exceed 2.10% for Class X Shares, 2.70% for Class A Shares and 3.45% for Class B and Class C Shares.



  Total Annual Fund Operating Expenses after expense
  reimbursement (if applicable) are:                    2.10%         2.70%       3.03%(d)      3.37%(d)



(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) Distribution and Service Fees represent an asset based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

(d) Class B and Class C Shares have been offered only since July 1, 1998. The percentages indicated are estimates before expense reimbursement; actual expenses may be more or less than the amounts shown.




               Example

               This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


               The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                       Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund 23

--------------------------------------------------------------------------------
      Class        1 year       3 years       5 years       10 years
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
      Class X       $241         $  742        $1,270        $2,716
--------------------------------------------------------------------------------
      Class A       $739         $1,285        $1,856        $3,400
--------------------------------------------------------------------------------
      Class B       $706         $1,136        $1,591        $3,279
--------------------------------------------------------------------------------
      Class C       $440         $1,036        $1,755        $3,658
--------------------------------------------------------------------------------


               You would pay the following expenses if you did not redeem your shares:





--------------------------------------------------------------------------------
      Class         1 year         3 years         5 years         10 years
--------------------------------------------------------------------------------
     Class X         $241           $  742          $1,270          $2,716
--------------------------------------------------------------------------------
     Class A         $739           $1,285          $1,856          $3,400
--------------------------------------------------------------------------------
     Class B         $306           $  936          $1,591          $3,279
--------------------------------------------------------------------------------
     Class C         $340           $1,036          $1,755          $3,658
--------------------------------------------------------------------------------



               Note: Your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's investment adviser. Refer to the section "Management of the Fund" for information about expense reimbursement.





               Investment Strategies
------------------------------------

               Investment Objective


               The fund has an investment objective of capital appreciation. There is no guarantee that the fund will achieve its objective.



               Principal Investment Strategies

               The fund invests in a diversified portfolio of securities of primarily domestic (U.S.) companies. Under normal circumstances the fund intends to invest at least 65% of its total assets in companies with market capitalizations between $500 million and $5 billion.


               The fund contracts with an adviser, Phoenix Investment Counsel, Inc. to manage the fund's investment program and be responsible for the general operation of the fund and a subadviser, Seneca Capital Management LLC to manage the investments of the fund.
               The subadviser selects securities of companies that meet certain fundamental standards and that the subadviser believes have the potential for above average market appreciation. In evaluating companies'potential for market appreciation, the subadviser seeks companies that it believes will



24 Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund
               demonstrate greater long-term earnings growth than the average company included in the S&P Mid-Cap 400 Index. The strategy is based on the subadviser's view that growth in a companies' earnings will correlate with growth in the price of its stock.

               The subadviser seeks to identify companies that have the most attractive earnings prospects and favorable valuations, regardless of the size of the company. Generally, however, a portion of the fund's portfolio will be invested in large, well-known companies that have established histories of profitability and/or dividend payment.

               Although the fund stresses long-term earnings growth potential, the subadviser may buy securities in anticipation of short-term price gains.

               Debt instruments, including investment grade and below investment grade bonds ("junk bonds") and bonds convertible into common stocks, may also be a part of the fund portfolio. Below investment grade securities present a greater risk that the issuer will not be able to make interest or principal payments on time. If this happens, the fund would lose income and could expect a decline in the market value of the securities.

               The fund may invest up to 20% of its total assets in securities of foreign (non-U.S.) issuers. Foreign investment will primarily be through American Depository Receipts (ADRs).


               The fund may lend portfolio securities to broker-dealers and other financial institutions to increase its investment returns. The total amount of such lending can be as much as one-third of the fund's total assets. When the fund lends securities in this fashion, the borrower returns the securities at a pre-arranged time and pays some form of premium or other fee for the transaction. The fund receives all dividends and other distributions made with respect to the loaned securities. All securities loans are secured by other marketable securities.

               Temporary defensive strategy. If the subadviser believes that market conditions are not favorable to the fund's principal strategies the fund may invest without limit in cash and cash-equivalents. In such instances, the fund may not achieve its stated investment objective.


               Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.



               Risks Related to Investment Strategies
-----------------------------------------------------

               General

               The fund's focus is long term earnings growth. The subadviser intends to invest fund assets so that your shares increase in value. However, the value of the fund's investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money. The value of the fund's investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in value of many or most investments. Particular industries can face poor market


                                       Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund 25
               conditions for their products or services so that companies engaged in those businesses do not perform as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. To the extent that the fund's investments are affected by general economic declines, declines in industries, and interest rate changes that negatively affect the companies in which the fund invests, fund share values may decline. Share values can also decline if the specific companies selected for fund investment fail to perform as the adviser expects, regardless of general economic trends, industry trends, interest rates and other economic factors.


               In addition to these general risks of investing in the fund, there are several specific risks of investing in the fund that you should note.


               Anticipating Short-term Price Gains


               The adviser may buy securities that it anticipates will rise in price over a short period of time. If the securities do not perform as expected, gains will not be as high as anticipated. Moreover, the adviser buys these securities with the expectation that they will be sold after a short period of time. Each time a security is bought or sold, the fund incurs certain costs associated with the transaction. The more transactions, the higher the overall cost to the fund which could lead to a decrease in the fund's performance. Likewise, frequent sales that result in gains to the fund could increase the amount of capital gains distributions to you, the shareholder. Increased capital gains distributions could result in greater tax liability to you.


               Small and Medium Market Capitalization Investing

               The fund may invest in some smaller companies. Companies with small or medium capitalization are often companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small or medium capitalization companies and their stock performance. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.



               Below Investment Grade Securities

               The fund may invest in securities that are below investment grade. Although these securities provide greater income and opportunity for capital appreciation than investments in higher grade securities, they also typically entail greater price volatility and principal and interest risk. There is a greater risk that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for higher grade securities, making it more difficult for the subadviser to accurately predict risk.


26 Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund

               Securities Lending


               When the fund lends portfolio securities it runs the risk that the borrower will be unable or unwilling to return the securities and the agreed fee or premium. The value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that the fund must rely on the collateral to recover the value of its securities. In these circumstances the fund will suffer losses.



               Foreign Investing

               The fund may invest in non-U.S. companies. Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies. These include:


                  o differences in accounting, auditing and financial reporting standards,

                  o generally higher commission rates on foreign portfolio
                    transactions,

                  o differences and inefficiencies in transaction settlement systems,

                  o the possibility of expropriation or confiscatory taxation,

                  o adverse changes in investment or exchange control
                    regulations,

                  o political instability, and

                  o potential restrictions on the flow of international
                    capital.


               Political and economic uncertainty as well as less public information about investments may negatively impact the fund's portfolio.

               Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the fund. Many of the foreign securities held by the fund will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.


               Foreign Currency

               Portions of the fund's assets may be invested in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic,


                                       Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund 27
               political, financial, governmental and other factors. Exchange rate fluctuations can affect the fund's net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the long and short terms.


               Effective January 1, 1999, eleven European countries began converting from their sovereign currency to the European Union common currency called the "Euro." This conversion may expose the fund to certain risks including the reliability and timely reporting of pricing information of the fund's portfolio holdings. In addition, one or more of the following may adversely affect specific securities in the fund's portfolio:



                  o Known trends or uncertainties related to the Euro
                    conversion that an issuer reasonably expects will have a material impact on revenues, expenses or income from its operations;

                  o Competitive implications of increased price transparency of
                    European Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in the Euro;

                  o Issuers' ability to make required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002);

                  o Currency exchange rate risk and derivatives exposure
                    (including the disappearance of price sources, such as certain interest rate indices); and


                  o Potential tax consequences.


               Impact of the Year 2000 Issue on Fund Investments

               The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If a company whose securities are held by the fund does not "fix" its Year 2000 issue it is possible that its operations and financial results would be hurt. Also the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the fund.





               Management of the Fund
-------------------------------------

               Please refer to "Management of the Funds" on page 38 for a description of the investment adviser, management fees and portfolio managers.



28 Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund

               Phoenix-Seneca Real Estate Securities Fund
               Investment Risk and Return Summary
----------------------------------------------------------

               Investment Objective


               Phoenix-Seneca Real Estate Securities Fund has an investment objective of high total return in both current income and long-term capital appreciation. There is no guarantee that the fund will achieve the objective.


               Principal Investment Strategies


                [arrow] Under normal circumstances the fund will invest at least
                        65% of its total assets in equity and debt securities of issuers that are principally engaged in real estate or related industry businesses in the United States. The fund does not make direct investments in real estate.

                [arrow] The adviser is responsible for managing the fund's investment program and the general operation of the fund. The subadviser manages the investments of the fund using a fundamental bottom-up selection process. In addition, the subadviser attempts to balance stocks that have consistent and growing dividends with those that have growth potential above the sector median.

                [arrow] Generally the fund will focus its investments in common stocks. The fund may also invest in debt securities of REITs and other real estate related issuers, preferred stocks, convertible securities, warrants, and publicly traded limited partnerships that invest in real estate.


                [arrow] The fund may invest up to 35% of its assets in equity and debt securities outside the real estate industry or related businesses.

                [arrow] The fund may invest no more than 35% of its assets in securities rated lower than BBB by S&P or Baa by Moody's including "junk bonds" and unrated securities that the subadviser considers to be of comparable quality.

                [arrow] The fund may lend up to one-third of the fund's net assets at market value to increase its investment returns.


                [arrow] The fund may invest in mortgage-backed securities issued by various federal agencies and government sponsored enterprises and in other mortgage related or asset-backed securities.



               Principal Risks

               If you invest in this fund, you risk that you may lose your money.

               The fund is a non-diversified investment company. It may invest a larger proportion of its assets in the securities of a smaller number of issuers, and as a result, price fluctuations in these securities have a greater impact on the fund's share price.

                                   Phoenix-Seneca Real Estate Securities Fund 29

               The fund will seek to increase the value of your shares by investing in securities the subadviser expects to increase in value. Conditions affecting the overall economy, the real estate industry and specific companies in which the fund invests can be worse than expected. As a result the value of your shares may decrease.


               The fund concentrates its investments in the real estate industry. Securities of companies in other industries may provide greater investment return in certain market conditions as compared to companies in the real estate industry. Moreover, conditions which negatively impact the real estate industry will have a greater impact on this fund as compared to a fund which does not concentrate in one industry.

               The value of investments in issuers that hold real estate may be affected by changes in the values of real properties owned by the issuers. Investments in businesses related to the real estate industry may also be affected by changes in the value of real estate.

               REIT securities may trade less frequently and in a lower volume than securities in other larger companies and they may be subject to abrupt and large price movements. Additionally, REIT securities may trade at prices less than the value of the underlying real estate and they are often not diversified. These factors may decrease the overall marketability of the securities.

               The fund may invest in below grade securities (so called "junk bonds") and unrated securities. Below investment grade securities present a greater risk that the issuer will not be able to make interest or principal payments on time. If this happens, the fund would lose income and could expect a decline in the market value of the securities. Unrated securities may not have as broad a market as investment grade securities making them more difficult to sell. This could cause the security to lose value.

               The fund may lend portfolio securities to financial institutions to increase investment return. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses.


               This fund may invest in mortgage-backed and other asset-backed securities. Decreasing interest rates may negatively affect the value of these securities. In addition, a portion of the cash flow from these securities may be from early payoff of some of the underlying loans. In the event of very high prepayments, the fund may be required to invest the proceeds at a lower interest rate, causing the fund to earn less than if the prepayments had not occurred.

               This fund may invest in unrated securities. Unrated securities may not have as broad a market as investment grade securities or publicly traded securities making them more difficult to sell. This could cause the security to lose value.



30 Phoenix-Seneca Real Estate Securities Fund

               Performance Tables

               The bar chart below provides an indication of the risks of investing in the Phoenix-Seneca Real Estate Securities Fund by showing changes in the fund's Class A Shares performance from year to year over the life of the fund(1). The table below shows how the fund's average annual returns for one year and for the life of the fund compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.


               [BAR GRAPH]   Phoenix-Seneca Real Estate Securities Fund
               ----------------------------------------------------------------
               Tabular representation of plot points:

                                                         Calendar Year
                                                       -----------------
                                                       1997         1998
                                                       ----         ----
                         Annual Return (%)             17.62       -20.63

               ----------------------------------------------------------------


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 11.30% (quarter ending September 30, 1997) and the lowest return for a quarter was (11.87)% (quarter ending September 30, 1998).



--------------------------------------------------------------------------------
Average Annual Total Returns(1)                One Year(2)   Life of the Fund(3)
--------------------------------------------------------------------------------
  Class X Shares                                 (20.63)%        19.90%
--------------------------------------------------------------------------------
  Class A Shares                                 (25.57)%         3.70%
--------------------------------------------------------------------------------
  The Wilshire Real Estate Securities Index(4)   (16.96)%        10.79%(5)
--------------------------------------------------------------------------------



(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares.


(2) One year period ending December 31, 1998.


(3) Class X and Class A Shares from March 12, 1996 through December 31, 1998.


(4) The Wilshire Real Estate Securities Index is a market capitalization-weighted index comprised of publicly traded real estate investment trusts (REITs) and real estate operating companies. The Wilshire REIT Index does not reflect sales charges.


(5) The Wilshire Real Estate Securities Index does not compute daily index numbers. The index rating here is for the period from March 31, 1996 to December 31, 1998.


Performance information for Class B and Class C Shares is not included because these classes have not had annual returns for at least one calendar year.



                                   Phoenix-Seneca Real Estate Securities Fund 31

               Fund Expenses
-------------------------------

               This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.


                                                       Class X    Class A     Class B        Class C
                                                        Shares     Shares      Shares        Shares
                                                       -------    -------     -------        -------
  Shareholder Fees (fees paid directly from
  your investment)
  Maximum Sales Charge (load) Imposed on
  Purchases (as a percentage of offering price)         None       4.75%        None          None
  Maximum Deferred Sales Charge (load) (as a            None       None            5%(b)   1% during
  percentage of the lesser of the value redeemed or                                       the first year
  the amount invested)
  Maximum Sales Charge (load) Imposed on
  Reinvested Dividends                                  None       None         None          None
  Redemption Fee                                        None       None         None          None
  Exchange Fee                                          None       None         None          None
                                                       ------------------------------------------------
                                                       Class X    Class A     Class B        Class C
                                                        Shares     Shares      Shares        Shares
                                                       -------    -------     -------        -------
  Annual Fund Operating Expenses (expenses
  that are deducted from fund assets)
  Management Fees                                      0.85%       0.85%        0.85%         0.85%
  Distribution and Service (12b-1) Fees (b)            None        0.25%        1.00%         1.00%
  Other Expenses                                       0.62%       1.66%        7.38%         9.96%
                                                       ----        ----         ----          ----
  Total Annual Fund Operating Expenses(a)              1.47%       2.76%        9.23%(d)     11.81%(d)
                                                       ====        ====         =====        =====

----------------


(a) The fund's investment adviser has agreed to reimburse through July 1, 2000 the Phoenix-Seneca Real Estate Securities Fund's operating expenses to the extent that such expenses exceed 2.35% for Class X Shares, 3.05% for Class A Shares and 3.80% for Class B and Class C Shares.



  Total Annual Fund Operating Expenses after expense
  reimbursement (if applicable) are:                   1.47%       2.76%       3.80%          3.80%



(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) Distribution and Service Fees represent an asset based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

(d) Class B and Class C Shares have been offered only since July 1, 1998. The percentages indicated are estimates before expense reimbursement; actual expenses may be more or less than the amounts shown.




               Example

               This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

               The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


32 Phoenix-Seneca Real Estate Securities Fund

--------------------------------------------------------------------------------
      Class         1 year       3 years       5 years       10 years
--------------------------------------------------------------------------------
      Class X       $  150       $  465        $  803        $1,757
--------------------------------------------------------------------------------
      Class A       $  741       $1,291        $1,865        $3,418
--------------------------------------------------------------------------------
      Class B       $1,303       $2,797        $4,151        $6,643
--------------------------------------------------------------------------------
      Class C       $1,241       $3,195        $4,978        $8,477
--------------------------------------------------------------------------------


               You would pay the following expenses if you did not redeem your shares:





--------------------------------------------------------------------------------
      Class         1 year       3 years       5 years       10 years
--------------------------------------------------------------------------------
      Class X       $  150       $  465        $  803        $1,757
--------------------------------------------------------------------------------
      Class A       $  741       $1,291        $1,865        $3,418
--------------------------------------------------------------------------------
      Class B       $  903       $2,597        $4,151        $6,643
--------------------------------------------------------------------------------
      Class C       $1,141       $3,195        $4,978        $8,477
--------------------------------------------------------------------------------



               Note: Your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's investment adviser. Refer to the section "Management of the Fund" for information about expense reimbursement.




               Investment Strategies
------------------------------------

               Investment Objective

               The fund has an investment objective of high total return in both current income and long-term capital appreciation. There is no guarantee that the fund will meet its objective.



               Principal Investment Strategies

               Under normal circumstances the fund will invest at least 65% of its total assets in equity or debt securities of issuers that are principally engaged in businesses in the United States real estate industry or related businesses. An issuer is considered principally engaged in such a business if at least 50% of the issuer's assets, gross income or net income come from:


                  o owning, constructing, managing or selling real estate
                    located in the United States; or

                  o products and services related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that originate or service mortgage loans.



                                   Phoenix-Seneca Real Estate Securities Fund 33

               The fund contracts with an adviser, Phoenix Investment Counsel, Inc. to manage the fund's investment program and be responsible for the general operation of the fund and a subadviser, Seneca Capital Management LLC to manage the investments of the fund. The subadviser manages the investments of the fund using a fundamental bottom up selection process by analyzing the properties within a company. The subadviser seeks to identify real estate companies with:


                  o  focused management;

                  o significant ownership stakes in strong markets and sectors;

                  o  high quality properties;

                  o  flexible capital structures; and

                  o  reasonable pricing.


               In addition, the subadviser attempts to balance stocks that have consistent and growing dividends with those that have growth potential above the sector median.

               The fund will focus primarily on investments in common stocks, although it may also invest in preferred stock, warrants, convertible securities, debt securities of real estate related issuers and publicly traded limited partnerships which invest in real estate.


               REITs may also be included in the fund's portfolio. Generally REITs are publicly traded companies that manage portfolios of real estate to earn profits for shareholders through investments in commercial and residential real estate. Equity REITs own real estate directly. Mortgage REITs make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools.

               The fund may invest in below investment grade securities (so-called "junk bonds"). Below investment grade securities generally pay higher current income but may present a greater risk that the issuer will not be able to make principal and interest payments on time.

               The fund may lend portfolio securities to broker-dealers and other financial institutions to increase its investment returns. The total amount of such lending can be as much as one-third of the fund's total assets. When the fund lends securities in this fashion, the borrower returns the securities at a pre-arranged time and pays some form of premium or other fee for the transaction. The fund receives all dividends and other distributions made with respect to the loaned securities. All securities loans are secured by other marketable securities.


               The fund may invest in mortgage-backed and other asset-backed securities. Mortgage pass through securities are interests in pools of mortgage loans, assembled and issued by various governmental, government related, and private organizations. These securities provide a monthly payment consisting of both principal and interest payments. In effect, these payments are a "pass through" of the monthly payments made by individual borrowers on their residential or commercial mortgage loans. Mortgage-backed securities also include collateralized mortgage obligations (CMOs) which generally includes debt instruments collateralized by mortgage



34 Phoenix-Seneca Real Estate Securities Fund
               loans or mortgage pass throughs. Asset-backed securities are based on financial assets other than mortgages such as automobile and credit card loan receivables. Additional payments on mortgage and asset-backed securities are caused by repayment of principal resulting from the sale of the underlying property, refinancing or foreclosure. These prepayments are difficult to predict. This variability of prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise.




               Risks Related to Investment Strategies
-----------------------------------------------------

               General


               The fund's focus is high total return in both current income and long-term capital appreciation. The subadviser intends to invest fund assets so that your shares increase in value. However, the value of the fund's investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money. The value of the fund's investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in value of many or most investments. The real estate industry could experience a decrease in sales and sale prices so that companies engaged in those businesses do not perform as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. To the extent that the fund's investments are affected by general economic declines, declines in the real estate industry, and interest rate changes that negatively affect the companies in which the fund invests, fund share values may decline. Share values can also decline if the specific companies selected for fund investment fail to perform as the adviser expects, regardless of general economic trends, industry trends, interest rates and other economic factors.


               In addition to these general risks of investing in the fund, there are several specific risks of investing in the fund that you should note.


               Non-Diversification

               The fund is a non-diversified investment company. Diversifying a fund's portfolio can reduce the risks of investing. As a non-diversified investment company the fund may be subject to greater risk since it can invest a greater proportion of its assets in the securities of a small number of issuers. If the fund takes concentrated positions in a small number of issuers, changes in the price of those securities may cause the fund's return to fluctuate more than that of a diversified investment company.


                                   Phoenix-Seneca Real Estate Securities Fund 35

               Real Estate Related Investments

               The fund primarily invests in the real estate industry. The value of investments in issuers that hold real estate may be affected by changes in the values of real properties owned by the issuers. Likewise, investments in businesses related to the real estate industry may also be affected by the value of real estate generally or in particular geographical areas in which the businesses operated. A decline in real estate value may have a negative impact on the value of your shares.

               Interest rates also can be a significant factor for issuers that hold real estate and those in related businesses. Increases in interest rates can cause or contribute to declines in real estate prices and can cause "slowdowns" in such related businesses as real estate sales and constructions.
               REIT Securities


               REIT securities often are not diversified and may only finance a limited number of projects or properties, which may subject REITs to abrupt and large price movements. REITs are heavily dependent on cash flow from properties and at times, the market price of a REIT's securities may be less than the value of investments in real estate which may result in a lower price when the fund sells its shares in the REIT. REITs also may trade less frequently and in lower volume than securities of other larger companies which may also contribute to REIT securities losing value.



               Below Investment Grade Securities

               The fund may invest in securities that are below investment grade. Although these securities provide greater income and opportunity for capital appreciation than investments in higher grade securities, they also typically entail greater price volatility and principal and interest risk. There is a greater risk that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for higher grade securities, making it more difficult for the subadviser to accurately predict risk.


               Unrated Securities


               The fund may invest in unrated securities. Unrated securities may not be lower in quality than rated securities but due to their perceived risk they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the subadviser to accurately predict risk.



               Securities Lending


               When the fund lends portfolio securities it runs the risk that the borrower will be unable or unwilling to return the securities and the agreed fee or premium. The value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that the fund must rely on the collateral to recover the value of its securities. In these circumstances the fund will suffer losses.


36 Phoenix-Seneca Real Estate Securities Fund

               Mortgage-Backed and Asset-Backed Securities


               It is difficult to predict cash flows from mortgage-backed and asset-backed securities. Decreasing interest rates may negatively affect the value of these securities. Payments of principal and interest on the underlying assets may be allocated among classes in a variety of ways and the inability to determine specific amounts and timing of prepayments of the underlying loans makes it difficult to accurately predict cash flow. In the event of high prepayments, the fund may be required to invest these proceeds at a lower interest rate, causing the fund to earn less than if the prepayments had not occurred.


               Impact of the Year 2000 Issue on Fund Investments

               The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If a company whose securities are held by the fund does not "fix" its Year 2000 issue it is possible that its operations and financial results would be hurt. Also the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the fund.




               Management of The Funds
--------------------------------------

               The Advisers


               Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to each of the funds and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix also acts as the investment adviser for 14 other mutual funds, as subadviser to three mutual funds and as adviser to institutional clients. As of December 31, 1998, Phoenix had $23.9 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.


               Seneca Capital Management LLC ("Seneca") is the investment subadviser to each of the funds and is located at 909 Montgomery Street, San Francisco, California 94133. Seneca acts as a subadviser to two other mutual funds and acts as investment adviser to institutions and individuals. As of December 31, 1998, Seneca had $5.9 billion in assets under management. Seneca has been (with its predecessor, GMG/Seneca Capital Management
               LP) an investment adviser since 1989.

               Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the general operations of the funds. Seneca, as subadviser, is responsible for day-to-day management of the funds' portfolios.

               Seneca manages each fund's assets to conform with the investment policies as described in this prospectus. Each fund pays Phoenix a monthly investment management fee that is accrued daily against the value of that fund's net assets at the following rates.



                                   Phoenix-Seneca Real Estate Securities Fund 37

               ----------------------------------------------------------------
               Bond Fund                                 0.50%
               ----------------------------------------------------------------
               Growth Fund                               0.70%
               ----------------------------------------------------------------
               Mid-Cap "EDGE"(SM) Fund                   0.80%
               ----------------------------------------------------------------
               Real Estate Securities Fund               0.85%
               ----------------------------------------------------------------


               Phoenix pays Seneca a subadvisory fee at the following rates.



               ----------------------------------------------------------------
               Bond Fund                               0.25%
               ----------------------------------------------------------------
               Growth Fund                             0.35%
               ----------------------------------------------------------------
               Mid-Cap "EDGE"(SM) Fund                 0.40%
               ----------------------------------------------------------------
               Real Estate Securities Fund             0.425%
               ----------------------------------------------------------------


               The adviser has voluntarily agreed to assume total operating expenses of each fund excluding interest, taxes, brokerage fees, commissions and extraordinary expenses, until July 1, 2000, to the extent that such expenses exceed the following percentages of the average annual net asset values for the fund:





--------------------------------------------------------------------------------
                                 Class X   Class A   Class B    Class C
                                  Shares    Shares    Shares    Shares
--------------------------------------------------------------------------------
  Bond Fund                        1.85%     2.45%     3.20%      3.20%
--------------------------------------------------------------------------------
  Growth Fund                      1.25%     1.85%     2.60%      2.60%
--------------------------------------------------------------------------------
  Mid-Cap "EDGE"(SM) Fund          2.10%     2.70%     3.45%      3.45%
--------------------------------------------------------------------------------
  Real Estate Securities Fund      2.35%     3.05%     3.80%      3.80%
--------------------------------------------------------------------------------


               During the fund's last fiscal year, the fund paid total management fees of $719,548. The ratio of management fees to average net assets for the fiscal year ended September 30, 1998 was 0.50% for the Bond Fund, 0.70% for the Growth Fund, 0.80% for the Mid-Cap "EDGE"(SM) Fund and 0.85% for the Real Estate Securities Fund. The advisory fees of the Mid-Cap "EDGE"(SM) Fund and the Real Estate Securities Fund are greater than those for most mutual funds; however, the Trustees have determined that each is comparable to fees charged by other mutual funds whose investment objectives are similar to those of the named funds.


               Portfolio Management

               Investment and trading decisions for each fund are made by a team of managers and analysts headed by two team leaders. The team leaders for each fund are primarily responsible for the day-to-day decisions related to that fund. The team leader of any one fund may be on another fund team.



38 Phoenix-Seneca Funds

               Gail P. Seneca is a team leader for each of the funds. Since January 1998, Ms. Seneca has also served as Co-Manager of Phoenix Equity Opportunities Series of Phoenix Strategic Equity Series Fund and since June 1998, she has served as Co-Manager of Phoenix Mid-Cap Portfolio of Phoenix Multi-Portfolio Fund. Ms. Seneca has been the Chief Executive and Investment Officer of Seneca or GMG/Seneca since November 1989. From October 1987 until October 1989, she was Senior Vice President of the Asset Management Division of Wells Fargo Bank and from October 1983 to September 1987, she was Investment Strategist and Portfolio Manager for Chase Lincoln Bank, heading the fixed income division.

               Richard D. Little is the other team leader for the Phoenix-Seneca Growth Fund and the Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund. Since January 1998, Mr. Little has served as Co-Manager of Phoenix Equity Opportunities Series of Phoenix Strategic Equity Series Fund and since June 1998, he has served as Co-Manager of Phoenix Mid-Cap Portfolio of Phoenix Multi-Portfolio Fund. Mr. Little has been Director of Equities with Seneca or GMG/Seneca since December 1989. Before he joined GMG/Seneca, Mr. Little held positions as an analyst, board member, and regional manager with Smith Barney, NatWest Securities, and Montgomery Securities.

               Charles B. Dicke is the other team leader for the Phoenix-Seneca Bond Fund. He has been a Fixed-Income Portfolio Manager with Seneca or GMG/Seneca since October 1991. Before joining GMG/Seneca, he was a Vice President with Lehman Brothers, serving as a Product Manager for Government agency securities and a strategist on fixed-income portfolios.

               David Shapiro is the other team leader for the Phoenix-Seneca Real Estate Securities Fund. He has been a Portfolio Manager with Seneca or GMG/Seneca since February 1996. Before joining GMG/Seneca, he was a Portfolio Manager with Genesis Realty since May 1995. Prior to that, he was a managing director of The ADCO Group from 1992 to 1995.



               Impact of the Year 2000 Issue on Fund Operations


               The Trustees have directed management to ensure that the systems used by service providers (Phoenix, Seneca and their affiliates) in support of the funds' operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, Phoenix and Seneca have determined that they will be required to modify or replace portions of their software so that their computer systems will properly utilize dates beyond December 31, 1999. Phoenix and Seneca management believe that the majority of these systems are already Year 2000 compliant. Phoenix and Seneca believe that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of Phoenix, Seneca or their affiliates or the fund if such modifications and conversions are not completed timely.


                                                         Phoenix-Seneca Funds 39

               Phoenix and Seneca will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives and it is expected that all core systems will be remediated by December 31, 1998 and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the fund and is not expected to have a material impact on the operating results of Phoenix or Seneca.




               Pricing of Fund Shares
-------------------------------------

               How is the Share Price determined?

               The fund calculates a share price for each class of its shares. The share price is based on the net assets of the fund and the number of outstanding shares. In general, the fund calculates net asset value by:


               o adding the values of all securities and other assets of the fund,

               o subtracting liabilities, and

               o dividing by the total number of outstanding shares of the fund.



               Asset Value: The fund's investments are valued at market value. If market quotations are not available, the fund determines a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the mean between the most recent high bid and the most recent low asked quotation. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which the Trustees have determined approximates market value.

               Liabilities: Class specific expenses, distribution fees, service fees and other liabilities are deducted from the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class's net assets, except where an alternative allocation can be more fairly made.


               Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class's net asset value per share.


               The net asset value per share of each class of the fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). The fund will not calculate its net asset values per share on days when


40 Phoenix-Seneca Funds
               the NYSE is closed for trading. Trading of securities held by the fund in foreign markets may negatively or positively impact the value of such securities on days when the fund neither trades securities nor calculates its net asset values (i.e., weekends and certain holidays).


               At what price are shares purchased?

               All investments received by the fund's authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.




               Sales Charges
----------------------------

               What are the classes and how do they differ?


               The fund presently offers four classes of shares that have different sales and distribution charges (see "Fund Expenses" previously in this prospectus). For certain classes of shares, the fund has adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the fund to pay distribution and service fees for the sale of its shares and for services provided to shareholders. The distribution and service fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").



               What arrangement is best for you?

               The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

               Class X Shares. Class X Shares are offered primarily to institutional investors such as pension and profit sharing plans, other employee benefit trusts, investment advisers, endowments, foundations and corporations. If you are eligible to purchase and do purchase Class X Shares, you will pay no sales charge at any time. There are no distribution and services fees applicable to Class X Shares. For additional information about purchasing Class X Shares, please contact Customer Service by calling (800) 243-1574.


                                                         Phoenix-Seneca Funds 41

               Class A Shares. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 4.75% of the offering price (4.99% of the amount invested). The sales charge may be reduced or waived under certain conditions. Class A Shares are not subject to any charges by the fund when redeemed. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than Class B and C Shares.

               Class B Shares. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first 5 years after they are purchased, you will pay a sales charge of up to 5% of your shares' value. See "Deferred Sales Charge Alternative--Class B and C Shares" below. This charge declines to 0% over a period of 5 years and may be waived under certain conditions. Class B shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. Purchases of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.

               Class C Shares. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a sales charge of 1%. See "Deferred Sales Charge Alternative--Class B and C Shares" below. Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund.


               Initial Sales Charge Alternative--Class A Shares

               The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase (see "Class A Shares--Reduced Sales Charges:
               Combination Purchase Privilege" in the Statement of Additional Information). Shares purchased based on the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund's underwriter (Phoenix Equity Planning Corporation or "PEPCO").


               Sales Charge you may pay to purchase Class A Shares


                                                     Sales Charge as
                                                     a percentage of
                                                  ----------------------
                Amount of                                        Net
                Transaction                        Offering     Amount
                at Offering Price                    Price     Invested
                --------------------------------- ---------- -----------
                  Under $50,000                    4.75%      4.99%
                  $50,000 but under $100,000       4.50       4.71
                  $100,000 but under $250,000      3.50       3.63
                  $250,000 but under $500,000      3.00       3.09
                  $500,000 but under $1,000,000    2.00       2.04
                  $1,000,000 or more                None       None


42 Phoenix-Seneca Funds

               Deferred Sales Charge Alternative--
               Class B and C Shares

               Class B and C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gains distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the amount of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.


               Deferred Sales charge you may pay to sell Class B Shares

                Year   1      2      3      4      5      6+
               ----------------------------------------------------------------
                CDSC   5%     4%     3%     2%     2%      0%

               Deferred Sales charge you may pay to sell Class C Shares

                Year    1     2+
               ----------------------------------------------------------------
                CDSC    1%    0%





               Your Account
---------------------------

               Opening an Account


               Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below. These procedures do not apply to purchases of Class X Shares.


               Step 1.

               Your first choice will be the initial amount you intend to invest.


               Minimum initial investments:


                  o $25 for individual retirement accounts, or accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program (see below for more information on the Investo-Matic program).


                                                         Phoenix-Seneca Funds 43

                  o There is no initial dollar requirement for defined
                    contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

                  o $500 for all other accounts.


               Minimum additional investments:


                  o $25 for any account.

                  o There is no minimum for defined contribution plans,
                    profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.


               Step 2.

               Your second choice will be what class of shares to buy. The fund offers three classes of shares for individual investors. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.


               Step 3.

               Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

                  o Receive both dividends and capital gain distributions in additional shares

                  o Receive dividends in cash and capital gain distributions in additional shares

                  o Receive both dividends and capital gain distributions in cash


               No interest will be paid on uncashed distribution checks.


44 Phoenix-Seneca Funds

               How To Buy Shares
--------------------------------


------------------------------------------------------------------------------------------------------------
                                  To Open An Account
                                  (Class A, Class B and Class C Shares)
------------------------------------------------------------------------------------------------------------
  Through a financial advisor     Contact your advisor. Some advisors may charge a fee.
------------------------------------------------------------------------------------------------------------
                                  Complete a New Account Application and send it with a check payable
  Through the mail                to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston,
                                  MA 02266-8301.
------------------------------------------------------------------------------------------------------------
  By Federal Funds wire           Call us at (800) 243-1574 (press 1, then 0).
------------------------------------------------------------------------------------------------------------
                                  Complete the appropriate section on the application and send it with your
  By Investo-Matic                initial investment payable to the fund. Mail them to: State Street Bank,
                                  P.O. Box 8301, Boston, MA 02266-8301.
------------------------------------------------------------------------------------------------------------
  By telephone exchange           Call us at (800) 243-1574 (press 1, then 0).
------------------------------------------------------------------------------------------------------------



               How to Sell Shares
---------------------------------

               You have the right to have the fund buy back shares at the net asset value next determined after receipt of a redemption order by the fund's Transfer Agent or an authorized agent. In the case of a Class B or C Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The fund does not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.




------------------------------------------------------------------------------------------------------------
                                  To Sell Shares
                                  (Class A, Class B and Class C Shares)
------------------------------------------------------------------------------------------------------------
  Through a financial advisor     Contact your advisor. Some advisors may charge a fee.
------------------------------------------------------------------------------------------------------------
                                  Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA
  Through the mail                02266-8301. Be sure to include the registered owner's name, fund and account number, number of shares or dollar value you wish to sell.
------------------------------------------------------------------------------------------------------------
                                  For sales up to $50,000, requests can be made by calling
  By telephone                    (800) 243-1574.
------------------------------------------------------------------------------------------------------------
  By telephone exchange           Call us at (800) 243-1574 (press 1, then 0).
------------------------------------------------------------------------------------------------------------




                                                         Phoenix-Seneca Funds 45

               Things You Should Know When Selling Shares
---------------------------------------------------------

               You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the fund. The fund reserves the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the fund's Transfer Agent at (800) 243-1574.



               Redemptions by Mail


                [arrow] Send a clear letter of instructions if all of these apply:


                     o Your shares are registered individually, jointly, or as
                       custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act.

                     o The proceeds do not exceed $50,000.

                     o The proceeds are payable to the registered owner at the
                      address on record.



                [arrow] Send a clear letter of instructions with a signature guarantee when any of these apply:


                     o You are selling more than $50,000 worth of shares.

                     o The name or address on the account has changed within
                       the last 60 days.

                     o You want the proceeds to go to a different name or
                       address than on the account.



               If you are selling shares held in a corporate or fiduciary account, please contact the fund's Transfer Agent at (800) 243-1574.


               The signature on your request must be guaranteed by an eligible guarantor institution as defined by the fund's Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.


               Selling Shares by Telephone


               The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.


46 Phoenix-Seneca Funds

               The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

               The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

               During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.




               Account Policies
-------------------------------

               Account Reinstatement Privilege


               For 180 days after you sell your Class A, B, or C Shares, you can purchase Class A Shares of any fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.


               Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.


               Redemption of Small Accounts

               Due to the high cost of maintaining small accounts, if your account balance is less than $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.


               Exchange Privileges


               You should read the prospectus carefully before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361 or accessing our Web site at www.phoenixinvestments.com.



                  o You may exchange shares for another fund in the same class of shares; e.g., Class A for Class A.


                  o Exchanges may be made by phone (800) 243-1574 or by mail
                    (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

                  o The amount of the exchange must be equal to or greater than the minimum initial investment required.

                  o The exchange of shares is treated as a sale and purchase for federal income tax purposes.


                                                         Phoenix-Seneca Funds 47

                  o Because excessive trading can hurt fund performance and harm other shareholders, the Fund reserves the right to temporarily or permanently end exchange privileges or reject an order from anyone who appears to be attempting to time the market, including investors who request more than one exchange in any 30-day period. The fund's underwriter has entered into agreements with certain market timing firms permitting them to exchange by telephone. These privileges are limited, and the fund distributor has the right to reject or suspend them.



               Retirement Plans


               Shares of the fund may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call (800) 243-4361.





               Investor Services
--------------------------------

               Investo-Matic is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.


               Systematic Exchange allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application.


               Telephone Exchange lets you exchange shares of one fund for the same class of shares in another fund, using our customer service telephone service. See the Telephone Exchange Section on the application.


               Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through Automated Clearing House
               (ACH) to your bank. The minimum withdrawal is $25, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.



48 Phoenix-Seneca Funds

               Tax Status of Distributions
------------------------------------------

               The fund plans to make distributions from net investment income at intervals stated on the table below, and to distribute net realized capital gains, if any, at least annually.


               ----------------------------------------------------------------
               Fund                                       Dividend Paid
               ----------------------------------------------------------------
               Bond Fund                                     Monthly
               ----------------------------------------------------------------
               Growth Fund                                  Annually
               ----------------------------------------------------------------
               Mid-Cap "EDGE"(SM) Fund                      Annually
               ----------------------------------------------------------------
               Real Estate Securities Fund                  Quarterly
               ----------------------------------------------------------------

               Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by the fund as capital gains distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.


               Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.



                                                         Phoenix-Seneca Funds 49

               Financial Highlights
-----------------------------------

               These tables are intended to help you understand the funds' financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). This information for the fiscal year ended September 30, 1998 has been audited by PricewaterhouseCoopers LLP, independent accountants; the information for prior periods has been audited by Deloitte & Touche LLP, independent accountants. The report of PricewaterhouseCoopers LLP, together with the funds' financial statements, are included in the funds' most recent Annual Report, which is available upon request.


               Phoenix-Seneca Bond Fund



                                                                Class X
                                              -----------------------------------------
                                                     Year Ended          From Inception
                                                    September 30,         3/7/96 to
                                               1998           1997         9/30/96
                                             --------         ----        ---------
Net asset value, beginning of period          $10.47         $10.09        $10.00
Income from investment operations:
  Net investment income                         0.56           0.62 (1)      0.31 (1)
  Net realized and unrealized gain              0.40           0.47          0.08
                                              ------         ------         -----
   Total from investment operations             0.96           1.09          0.39
                                              ------         ------         -----
Less Distributions:
  Dividends from net investment income         (0.57)         (0.69)        (0.30)
  Dividends from net realized gains            (0.18)         (0.02)           --
                                              ------         ------         -----
   Total distributions                         (0.75)         (0.71)        (0.30)
                                              ------        -------         -----
Change in net asset value                       0.21           0.38          0.09
                                              ------        -------         -----
Net asset value, end of period                $10.68         $10.47         $10.09
                                              ======         ======         ======
Total return(2)                                 9.44%         11.26%          4.02%(4)
Ratios/supplemental data:
Net assets, end of period (thousands)        $26,455         $8,922         $3,927
Ratio to average net assets of:
   Operating expenses                           1.66%          1.53%(5)       0.56%(3)(5)
   Net investment income                        5.92%          6.31%          7.54%(3)
Portfolio turnover                               112%         99.68%         52.82%(4)


----------------

(1) Net investment income is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $0.47 and $(0.05) for the year ended September 30, 1997 and the period ended September 30, 1996, respectively.

(2) Total return represents total return for the period indicated. The total return would have been lower if certain fees and expenses had not been waived or reimbursed by the investment adviser.

(3) Annualized.

(4) Not annualized.

(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.41% and 9.31% for the year ended September 30, 1997 and the period ended September 30, 1996, respectively.


50 Phoenix-Seneca Funds

---------------------------------------------
               Phoenix-Seneca Bond Fund


                                              Class A                     Class B                     Class C
                                            --------------              --------------              --------------
                                            From Inception              From Inception              From Inception
                                              7/1/98 to                   7/1/98 to                   7/1/98 to
                                               9/30/98                     9/30/98                     9/30/98
                                            --------------              --------------              --------------
Net asset value, beginning of period           $10.79                      $10.79                      $10.79
Income from investment operations:
  Net investment income                          0.13 (1)(10)                0.11 (2)(10)                0.10 (3)(10)
  Net realized and unrealized gain (loss)       (0.07)                      (0.08)                      (0.07)
                                               ------                      ------                      ------
   Total from investment operations              0.06                        0.03                        0.03
                                               ------                      ------                      ------
Less Distributions:
  Dividends from net investment income          (0.17)                      (0.15)                      (0.15)
  Dividends from net realized gains                --                          --                          --
                                               ------                      ------                       -----
   Total distributions                          (0.17)                      (0.15)                      (0.15)
                                               ------                      ------                       -----
Change in net asset value                       (0.11)                      (0.12)                      (0.12)
                                               ------                      ------                       -----
Net asset value, end of period                 $10.68                      $10.67                      $10.67
                                               ======                      ======                      ======
Total return(4)                                  0.53%(6)                    0.28%(6)                    0.28%(6)
Ratios/supplemental data:
Net assets, end of period (thousands)          $  348                      $  234                      $  439
Ratio to average net assets of:
   Operating expenses                            2.45%(5)(7)                 3.20%(5)(8)                 3.20%(5)(9)
   Net investment income                         5.17%(5)                    4.42%(5)                    4.27%(5)
Portfolio turnover                                112%                        112%                        112%


----------------

(1) Net investment income is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.03) for the period ended September 30, 1998.

(2) Net investment income is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.21) for the period ended September 30, 1998.

(3) Net investment income is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.08) for the period ended September 30, 1998.

(4) Total return represents total return for the period indicated. The total return would have been lower if certain fees and expenses had not been waived or reimbursed by the investment adviser.

(5) Annualized.

(6) Not annualized.

(7) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 8.99% for the period ended September 30, 1998.

(8) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 15.79% for the period ended September 30, 1998.


(9) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 11.22% for the period ended September 30, 1998.

(10) Computed using average shares outstanding.


                                                         Phoenix-Seneca Funds 51

-----------------------------------------------
               Phoenix-Seneca Growth Fund


                                                       Class X                                Class A
                                              -----------------------     ---------------------------------------------------------
                                                     Year Ended           From Inception         Year Ended        From Inception
                                                    September 30,          3/8/96 to            September 30,        3/8/96 to
                                                1998           1997         9/30/96          1998          1997       9/30/96
                                              --------      ---------      ---------        --------     --------  --------------
Net asset value, beginning of period          $16.43         $13.74        $10.00           $16.28        $13.63      $10.00
Income from investment
  operations:
  Net investment income (loss)                  0.00 (8)       0.03 (1)      0.03 (1)        (0.06)(8)     (0.08)(2)      --(2)
  Net realized and unrealized gain              1.28           3.50          3.71             1.24          3.50        3.63
                                              ------         ------        ------           ------        ------      ------
   Total from investment
   operations                                   1.28           3.53          3.74             1.18          3.42        3.63
                                              ------         ------        ------           ------        ------      ------
Less Distributions:
  Dividends from net investment income         (0.02)         (0.07)           --               --            --          --
  Dividends from net realized gains            (1.23)         (0.77)           --            (1.23)        (0.77)         --
                                              ------         ------        ------           ------        ------      ------
   Total distributions                         (1.25)         (0.84)           --            (1.23)        (0.77)         --
                                              ------         ------        ------           ------        ------      ------
Change in net asset value                       0.03           2.69          3.74            (0.05)         2.65        3.63
                                              ------         ------        ------           ------        ------      ------
Net asset value, end of period                $16.46         $16.43        $13.74           $16.23        $16.28      $13.63
                                              ======         ======        ======           ======        ======      ======
Total return(3)                                 8.48%         27.27%        37.40%(5)         7.93%        26.51%      36.30%(5)
Ratios/supplemental data:
Net assets, end of period (thousands)        $30,713        $34,093       $12,920          $17,364        $6,013        $466
Ratio to average net assets of:
   Operating expenses                           1.14%          1.52%(6)      0.81%(4)(6)      1.55%         2.48%(7)    1.46%(4)(7)
   Net investment income (loss)                 0.02%          0.31%         0.76%(4)        (0.36)%       (0.62)%      0.16%(4)
Portfolio turnover                               166%        145.69%        87.66%(5)          166%       145.69%      87.66%(5)


----------------

(1) Net investment income (loss) is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income
(loss) per share would have been $0.03 and $(0.09) for the year ended September 30, 1997 and the period ended September 30, 1996, respectively.

(2) Net investment income (loss) is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income
(loss) per share would have been $(0.09) and $(0.34) for the year ended September 30, 1997 and the period ended September 30, 1996, respectively.

(3) Total return represents total return for the period indicated. The total return would have been lower if certain fees and expenses had not been waived or reimbursed by the investment adviser.

(4) Annualized.

(5) Not annualized.

(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.52% and 3.49% for the year ended September 30, 1997 and the period ended September 30, 1996, respectively.

(7) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.63% and 14.01% for the year ended September 30, 1997 and the period ended September 30, 1996, respectively.

(8) Computed using average shares outstanding.


52 Phoenix-Seneca Funds

-----------------------------------------------
               Phoenix-Seneca Growth Fund


                                                  Class B                  Class C
                                              ---------------           ---------------
                                              From Inception             From Inception
                                               7/1/98 to                  7/1/98 to
                                                9/30/98                    9/30/98
                                              --------------             -----------
Net asset value, beginning of period            $ 18.71                     $18.71
Income from investment operations:
  Net investment income (loss)                   (0.04)(1)(8)                (0.06)(2)(8)
  Net realized and unrealized gain (loss)        (2.48)                      (2.47)
                                                 -----                      ------
   Total from investment operations              (2.52)                      (2.53)
                                                 -----                      ------
Less Distributions:
  Dividends from net investment income              --                          --
  Dividends from net realized gains                 --                          --
                                                 -----                      ------
   Total distributions                              --                          --
                                                 -----                      ------
Change in net asset value                        (2.52)                      (2.53)
                                                 -----                      ------
Net asset value, end of period                  $16.19                      $16.18
                                                 =====                      ======
Total return(3)                                 (13.47)%(5)                 (13.52)%(5)
Ratios/supplemental data:
Net assets, end of period (thousands)             $519                        $126
Ratio to average net assets of:
   Operating expenses                             2.60%(4)(6)                 2.60%(4)(7)
   Net investment income (loss)                  (1.12)%(4)                  (1.39)%(4)
Portfolio turnover                                 166%                        166%


----------------

(1) Net investment income (loss) is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income
(loss) per share would have been $(0.36) for the period ended September 30, 1998.

(2) Net investment income (loss) is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income
(loss) per share would have been $(0.79) for the period ended September 30, 1998.

(3) Total return represents total return for the period indicated. The total return would have been lower if certain fees and expenses had not been waived or reimbursed by the investment adviser.

(4) Annualized.

(5) Not annualized.

(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 12.48% for the period ended September 30, 1998.

(7) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 20.24% for the period ended September 30, 1998.

(8) Computed using average shares outstanding.


                                                         Phoenix-Seneca Funds 53

-----------------------------------------------
               Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund


                                                           Class X                                       Class A
                                            -----------------------------------------   ----------------------------------------
                                                   Year Ended          From Inception          Year Ended          From Inception
                                                  September 30,          3/8/96 to             September 30,         3/8/96 to
                                              1998          1997          9/30/96          1998          1997         9/30/96
                                            -------       --------     --------------    -------        ------       ---------
Net asset value, beginning of period        $16.47        $14.97        $10.00           $16.49         $14.94        $10.00
Income from investment
  operations:
  Net investment income (loss)               (0.23)(1)(8)  (0.17)(1)      0.01 (1)        (0.30)(2)(8)   (0.25)(2)     (0.01)(2)
  Net realized and unrealized gain (loss)    (0.58)         1.84          4.96            (0.59)          1.90          4.95
                                            ------        ------        ------           ------         ------      ---------
   Total from investment
   operations                                (0.81)         1.67          4.97            (0.89)          1.65          4.94
                                            ------        ------         -----           ------         ------      ---------
Less Distributions:
  Dividends from net investment income          --         (0.07)           --               --             --            --
  Dividends from net realized gains          (1.85)        (0.10)           --            (1.85)         (0.10)           --
                                            ------        ------         -----           ------         ------      ---------
Total distributions                          (1.85)        (0.17)           --            (1.85)         (0.10)           --
                                            ------        ------         -----           ------         ------      ---------
Change in net asset value                    (2.66)         1.50          4.97            (2.74)          1.55          4.94
                                            -------        -------       -----           ------         ------      ---------
Net asset value, end of period              $13.81        $16.47        $14.97           $13.75         $16.49        $14.94
                                            =======        =======       =====           ======         ======      =========
Total return(3)                              (4.22)%       11.39%        49.70%(5)        (4.74)%        11.25%        49.30%(5)
Ratios/supplemental data:
Net assets, end of period (thousands)       $8,940        $9,390        $7,428           $3,666         $2,419        $1,355
Ratio to average net assets of:
   Operating expenses                         2.10%(6)      1.74%(6)      0.90%(4)(6)      2.70%(7)       2.37%(7)      1.55%(4)(7)
   Net investment income (loss)              (1.49)%       (0.97)%        0.27%(4)        (1.95)%        (1.60)%       (0.46)%(4)
Portfolio turnover                             206%       283.60%        72.34%(5)          206%        283.60%        72.34%(5)


----------------

(1) Net investment income (loss) is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income
(loss) per share would have been $(0.27), $(0.33) and $(0.19) for the years ended September 30, 1998 and 1997 and the period ended September 30, 1996, respectively.

(2) Net investment income (loss) is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income
(loss) per share would have been $(0.31), $(0.55) and $(0.20) for the years ended September 30, 1998 and 1997 and the period ended September 30, 1996, respectively.

(3) Total return represents total return for the period indicated. The total return would have been lower if certain fees and expenses had not been waived or reimbursed by the investment adviser.

(4) Annualized.

(5) Not annualized.

(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.38%, 2.77% and 5.73% for the years ended September 30, 1998 and 1997 and the period ended September 30, 1996, respectively.

(7) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.74%, 4.32% and 9.73% for the years ended September 30, 1998 and 1997 and the period ended September 30, 1996, respectively.

(8) Computed using average shares outstanding.


54 Phoenix-Seneca Funds

-----------------------------------------------
               Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund


                                                  Class B               Class C
                                              --------------         --------------
                                              From Inception         From Inception
                                                7/1/98 to              7/1/98 to
                                                 9/30/98                9/30/98
                                              --------------         --------------
Net asset value, beginning of period           $17.15                   $17.15
Income from investment operations:
  Net investment income (loss)                  (0.09)(1)(8)             (0.09)(2)(8)
  Net realized and unrealized gain (loss)       (3.33)                   (3.34)
                                               ------                   ------
   Total from investment operations             (3.42)                   (3.43)
                                               ------                   ------
Less Distributions:
  Dividends from net investment income             --                       --
  Dividends from net realized gains                --                       --
                                               ------                   ------
   Total distributions                             --                       --
                                               ------                   ------
Change in net asset value                       (3.42)                   (3.43)
Net asset value, end of period                 $13.73                   $13.72
                                               ======                   ======
Total return(3)                                (19.94)%(5)              (20.00)%(5)
Ratios/supplemental data:
Net assets, end of period (thousands)            $145                     $103
Ratio to average net assets of:
   Operating expenses                            3.45%(4)(6)              3.45%(4)(7)
   Net investment income (loss)                 (2.45)%(4)               (2.44)%(4)
Portfolio turnover                                206%                     206%


----------------

(1) Net investment income is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.69) for the period ended September 30, 1998.

(2) Net investment income is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.77) for the period ended September 30, 1998.

(3) Total return represents total return for the period indicated. The total return would have been lower if certain fees and expenses had not been waived or reimbursed by the investment adviser.

(4) Annualized.

(5) Not annualized.

(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 20.80% for the period ended September 30, 1998.

(7) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 21.14% for the period ended September 30, 1998.

(8) Computed using average shares outstanding.


                                                        Phoenix-Seneca Funds 55

-----------------------------------------------
               Phoenix-Seneca Real Estate Securities Fund


                                                              Class X                                   Class A
                                              ---------------------------------------      ---------------------------------
                                                   Year Ended        From Inception            Year Ended      From Inception
                                                  September 30,        3/12/96 to             September 30,     3/12/96 to
                                               1998         1997        9/30/96             1998       1997      9/30/96
                                              ------       ------      ---------           ------     ------   ---------
Net asset value, beginning of period          $14.71       $11.10       $10.00             $14.68     $11.08      $10.00
Income from investment
  operations:
  Net investment income (loss)                  0.54         0.13 (1)     0.13 (1)           0.35       0.03 (2)    0.13 (2)
  Net realized and unrealized gain (loss)      (3.10)        3.77         1.10              (3.08)      3.78        1.08
                                              ------       ------       ------             ------     ------      ------
   Total from investment
   operations                                  (2.56)        3.90         1.23              (2.73)      3.81        1.21
                                              ------       ------       ------             ------     ------      ------
Less Distributions:
  Dividends from net investment income         (0.46)       (0.28)       (0.13)             (0.37)     (0.20)      (0.13)
  Dividends from net realized gains            (0.58)       (0.01)          --              (0.58)     (0.01)         --
                                              ------       ------       ------             ------     ------      ------
   Total distributions                         (1.04)       (0.29)       (0.13)             (0.95)     (0.21)      (0.13)
                                              ------       ------       ------             ------     ------      ------
Change in net asset value                      (3.60)        3.61         1.10              (3.68)      3.60        1.08
                                              ------       ------       ------             ------     ------      ------
Net asset value, end of period                $11.11       $14.71       $11.10             $11.00     $14.68      $11.08
                                              ======       ======       ======             ======     ======      ======
Total return(3)                               (18.33)%      35.44%       12.39%(5)         (19.52)%    34.54%      12.22%(5)
Ratios/supplemental data:
Net assets, end of period (thousands)        $21,794      $28,193       $1,073             $1,357     $3,176        $222
Ratio to average net assets of:
   Operating expenses                           1.47%        1.99%(6)     1.00%(4)(6)        2.76%      2.91%(7)    1.65%(4)(7)
   Net investment income (loss)                 4.14%        2.38%        4.39%(4)           2.45%      1.37%       4.61%(4)
Portfolio turnover                                53%       75.68%       30.70%(5)             53%     75.68%      30.70%(5)


----------------

(1) Net investment income is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $0.13 and $(1.45) for the year ended September 30, 1997 and the period ended September 30, 1996, respectively.

(2) Net investment income is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.04) and $(1.96) for the year ended September 30, 1997 and the period ended September 30, 1996, respectively.

(3) Total return represents total return for the period indicated. The total return would have been lower if certain fees and expenses had not been waived or reimbursed by the investment adviser.

(4) Annualized.

(5) Not annualized.

(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.99% and 53.04% for the year ended September 30, 1997 and the period ended September 30, 1996, respectively.

(7) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.79% and 73.01% for the year ended September 30, 1997 and the period ended September 30, 1996, respectively.


56 Phoenix-Seneca Funds

-----------------------------------------------
               Phoenix-Seneca Real Estate Securities Fund


                                             Class B                    Class C
                                           --------------             --------------
                                           From Inception             From Inception
                                           7/1/98 to                  7/1/98 to
                                             9/30/98                    9/30/98
                                           --------------             --------------
Net asset value, beginning of period          $ 12.58                    $12.58
Income from investment operations:
  Net investment income (loss)                   0.07 (1)                  0.07 (2)
  Net realized and unrealized gain (loss)       (1.58)                    (1.58)
                                              -------                    ------
   Total from investment operations             (1.51)                    (1.51)
                                              -------                    ------
Less Distributions:
  Dividends from net investment income          (0.06)                    (0.06)
  Dividends from net realized gains                --                        --
                                              -------                    ------
   Total distributions                          (0.06)                    (0.06)
                                              -------                    ------
Change in net asset value                       (1.57)                    (1.57)
                                              -------                    ------
Net asset value, end of period                 $11.01                    $11.01
                                              =======                    ======
Total return(3)                                (11.97)%(5)               (11.97)%(5)
Ratios/supplemental data:
Net assets, end of period (thousands)             $91                      $88
Ratio to average net assets of:
   Operating expenses                            3.80%(4)(6)               3.80%(4)(7)
   Net investment income (loss)                  2.50%(4)                  2.44%(4)
Portfolio turnover                                 53%                       53%


----------------

(1) Net investment income is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.46) for the period ended September 30, 1998.

(2) Net investment income is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.48) for the period ended September 30, 1998.

(3) Total return represents total return for the period indicated. The total return would have been lower if certain fees and expenses had not been waived or reimbursed by the investment adviser.

(4) Annualized.

(5) Not annualized.

(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 22.08% for the period ended September 30, 1998.

(7) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 22.93% for the period ended September 30, 1998.



                                                         Phoenix-Seneca Funds 57

               Additional Information
---------------------------------------
     Statement of Additional Information


     The fund has filed a Statement of Additional Information about the fund, dated January 28, 1998 with the Securities and Exchange Commission. The Statement contains more detailed information about the fund. It is incorporated into this prospectus by reference and is legally part of the prospectus. You may obtain a free copy of the Statement:



       o by writing to Phoenix Equity Planning Corporation, 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200 or

       o by calling (800) 243-4361.


     You may also obtain information about the fund from the Securities and Exchange Commission:


       o through its internet site (http://www.sec.gov),

       o by visiting its Public Reference Room in Washington, DC or

       o by writing to its Public Reference Section, Washington, DC 20549-6009 (a fee may be charged).


        Information about the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.


     Shareholder Reports

     The fund semiannually mails to its shareholders detailed reports containing information about the fund's investments. The fund's Annual Report contains a detailed discussion of the market conditions and investment strategies that significantly affected the fund's performance from October 1 through September 30. You may request a free copy of the fund's Annual and Semiannual Reports:


       o by writing to Phoenix Equity Planning Corporation, 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200 or

       o by calling (800) 243-4361.


                       Customer Service: (800) 243-1574
                           Marketing: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                 Telecommunication Device (TTY): (800) 243-1926

     SEC File Nos. 33-65137 & 811-7455

                      [recycle logo] Printed on recycled paper using soybean ink


58 Phoenix-Seneca Funds

[BACK COVER]

Phoenix Equity Planning Corporation
PO Box 2200
Enfield CT 06083-2200






[PHOENIX LOGO]









PXP 2069 (1/99)

                          PHOENIX-SENECA FUNDS PART B
                            PHOENIX-SENECA BOND FUND
                           PHOENIX-SENECA GROWTH FUND

                     PHOENIX-SENECA MID-CAP "EDGE"(SM) FUND

                   PHOENIX-SENECA REAL ESTATE SECURITIES FUND


                 (each a "Fund" and collectively, the "Funds")




                      Statement of Additional Information
                               January 28, 1999



     This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current prospectus of the Phoenix-Seneca Funds (the "Trust"), dated January 28, 1999, and should be read in conjunction with it. The Trust's prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-2200.





                               TABLE OF CONTENTS


                                                                        PAGE
                                                                        -----
THE TRUST .............................................................   1
INVESTMENT OBJECTIVES AND POLICIES ....................................   1
INVESTMENT RESTRICTIONS ...............................................  12
CALCULATION OF THE FUNDS' PERFORMANCE .................................  15
ADVISORY SERVICES .....................................................  17
THE DISTRIBUTOR .......................................................  19
DISTRIBUTION PLANS ....................................................  20
NET ASSET VALUE .......................................................  21
HOW TO BUY SHARES .....................................................  22
ALTERNATIVE PURCHASE ARRANGEMENTS .....................................  22
INVESTOR ACCOUNT SERVICES .............................................  25
HOW TO REDEEM SHARES ..................................................  26
DIVIDENDS, DISTRIBUTIONS AND TAX STATUS ...............................  27
PORTFOLIO BROKERAGE ...................................................  29
PORTFOLIO TURNOVER ....................................................  30
MANAGEMENT OF THE TRUST ...............................................  31
OTHER INFORMATION .....................................................  37
APPENDIX ..............................................................  39
GLOSSARY ..............................................................  40


                        Customer Service: (800) 243-1574
                           Marketing: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                 Telecommunications Device (TTY)-(800) 243-1926




PXP 2069B (1/99)

                                   THE TRUST



     The Trust is an open-end management company which was organized under Delaware law in 1995 as a business trust. The Trust consists of four separate
Funds: the Phoenix-Seneca Bond Fund; the Phoenix-Seneca Growth Fund; the Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund; and the Phoenix-Seneca Real Estate Securities Fund. Each Fund offers four Classes of Shares: Class X, Class A, Class B and Class C. Class X Shares are offered to institutional investors, such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, and corporations, and others who purchase in certain minimum amounts. The three additional Classes of Shares may be purchased at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed (i) at the time of purchase (Class A) or (ii) on a contingent deferred basis (Class B and Class C).


     The Trust (formerly called the "Seneca Funds") was renamed the Phoenix-Seneca Funds in connection with the effectiveness of new investment advisory agreements with Phoenix Investment Counsel, Inc. ("PIC") and Seneca Capital Management LLC ("Seneca"). At the same time, the Seneca Bond Fund was renamed the Phoenix-Seneca Bond Fund, the Seneca Growth Fund was renamed the Phoenix-Seneca Growth Fund, the Seneca Mid-Cap "EDGE"(SM) Fund was renamed the Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund and the Seneca Real Estate Securities Fund was renamed the Phoenix-Seneca Real Estate Securities Fund.



                      INVESTMENT OBJECTIVES AND POLICIES


     The investment objective and general investment policies of each Fund are described in the prospectus. This Statement of Additional Information should be read in conjunction with the prospectus. Additional information concerning the characteristics of certain securities in which the Funds may invest and certain practices in which they may engage is set forth below. The Appendix to this Statement of Additional Information contains a description of the quality categories of corporate bonds in which the Funds may invest, and a Glossary describing some of the Funds' investments.

Repurchase Agreements

     Each Fund may enter into repurchase agreements with banks, broker-dealers or other financial institutions in order to generate additional current income. Under a repurchase agreement, a Fund acquires a security from a seller subject to resale to the seller at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the time period the security is held by the Fund. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase price may be the same, with interest payable to the Fund at a stated rate together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security. Typically, repurchase agreements are in effect for one week or less, but may be in effect for longer periods of time. Repurchase agreements of more than one week's duration are subject to each Fund's limitation on investments in illiquid securities.

     Repurchase agreements are considered by the Securities and Exchange Commission (the "SEC") to be loans by the purchaser collateralized by the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Funds will generally enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, primary dealers in U.S. Government securities reporting to the Federal Reserve Bank of New York or broker-dealers approved by the Trustees of the Trust. The Subadviser will monitor the value of the underlying securities throughout the term of the agreement to attempt to ensure that their market value always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. Each Fund will maintain a segregated account with its custodian, or a subcustodian for the securities and other collateral, if any, acquired under a repurchase agreement for the term of the agreement.

     In addition to the risk of the seller's default or a decline in value of the underlying security (see "Investment Practices and Risk Considerations--Repurchase Agreements" in the prospectus), a Fund also might incur disposition costs in connection with liquidating the underlying securities. If the seller becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of that Fund and therefore subject to sale by the seller's trustee in bankruptcy. Finally, it is possible that a Fund may not be able to perfect its interest in the underlying security and may be deemed an unsecured creditor of the seller.

Corporate Debt Securities

     A Fund's investments in debt securities of domestic or foreign corporate issuers are limited to bonds, debentures, notes and other similar corporate debt instruments, including convertible securities that meet the Fund's minimum ratings criteria or if unrated are, in the Subadviser's opinion, comparable in quality to corporate debt securities that meet those criteria. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. Dollar and a foreign currency or currencies or to the value of commodities, such as gold.

     Convertible Securities. A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. It generally entitles the holder to receive interest paid or accrued until the security matures or is redeemed, converted, or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which this is true depends in large measure on the degree to which the convertible security sells above its value as a fixed-income security.

     A convertible security may be subject to redemption or conversion at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund could be required to permit the issuer to redeem the security and convert it to the underlying common stock. The Phoenix-Seneca Bond Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert. The Phoenix-Seneca Growth Fund and Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund might be more willing to convert such securities to common stock.

     Below-Investment Grade Securities. Investments in below-investment grade securities (see Appendix for an explanation of the various ratings) generally provide greater income (leading to the name "high-yield" securities) and opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These securities are regarded as predominantly speculative as to the issuer's continuing ability to meet principal and interest payment obligations. The markets for these securities are relatively new and many of the outstanding high-yield securities have not endured a major business recession. A long-term track record on default rates, such as that for investment-grade corporate bonds, does not exist for these securities. Analysis of the creditworthiness of issuers of lower-quality debt securities may be more complex than for issuers of higher-quality debt securities.

     High-yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment-grade securities. The prices of high-yield securities have been found to be less sensitive to interest-rate changes than higher-quality investments, but more sensitive to adverse economic developments or individual corporate developments. A projection of an economic downturn or of a period of rising interests rates, for example, could cause a decline in high-yield securities prices because the advent of a recession could lessen the ability of a highly-leveraged company to make principal and interest payments. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds may incur additional expenses to seek recovery. Market prices of high-yield securities structured as zero-coupon or pay-in-kind securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.


     The secondary market on which high-yield securities are traded may be less liquid than the market for higher- grade securities. Less liquidity could adversely affect the price at which a Fund could sell a high-yield security and could adversely affect the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities, especially in a thinly-traded market. When secondary markets for these securities are less liquid than the market for higher-grade securities, it may be more difficult to value the high-yield securities because the valuation may require more research and judgment may play a greater role in valuation because of the lack of reliable, objective data.

Delayed Delivery Transactions

     Each Fund may purchase securities on a when-issued or forward commitment basis. These transactions are also know as delayed delivery transactions. (The phrase "delayed delivery" is not intended to include purchases where a delay in delivery involves only a brief period required by the selling party solely to locate appropriate certificates and prepare them for submission for clearance and settlement in the customary way.) Delayed delivery transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily up to 90 days later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the selling party.


     When-issued purchases and forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For example, in periods of rising interest rates and falling bond prices, a Fund might sell debt securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might sell securities it owns and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. A Fund will not enter into such transactions for the purpose of leverage.


     The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value will be reflected in the Fund's net asset value starting on the date of the agreement to purchase the securities, and the Fund will be subject to the rights and risks of ownership of the securities on that date. A Fund will not earn interest on securities it has committed to purchase until they are paid for and received.


     When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement will be included in the Fund's assets. Fluctuations in the market value of the underlying securities will not be reflected in the Fund's net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place up to 90 days after the date of the transaction, but a Fund may agree to a longer settlement period.

     A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.


     When a Fund purchases securities on a when-issued or forward-commitment basis, the Custodian will maintain in a segregated account securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. These procedures are designed to ensure that each Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Mortgage-Related and Other Asset-Backed Securities

     Mortgage Pass-Through Securities. These are interests in pools of mortgage loans, assembled and issued by various governmental, government-related, and private organizations. Unlike other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs. "Modified pass-through" securities (such as securities issued by the Government National Mortgage Association ("GNMA")) entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.


     The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed mortgages.


     Government-related guarantors whose obligations are not backed by the full faith and credit of the United States Government include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("Pcs") that represent interests in conventional mortgages from FHLMC's national portfolio. FNMA and FHLMC guarantee the timely payment of interest and ultimate collection of principal on securities they issue, but their guarantees are not backed by the full faith and credit of the United States Government.


     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments for such securities. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Subadviser determines that the securities meet the Funds' quality standards. Securities issued by certain private organizations may not be readily marketable.


     Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds' industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from the test available to all U.S. Government securities. The Funds will take the position that privately-issued mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the

Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

     Collateralized Mortgage Obligations (CMOs). A CMO is similar to a bond in that interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by entities such as GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are typically structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes typically receive principal only after the first class has been retired. An investor may be partially guarded against a sooner than desired return of principal because of the sequential payments.

     FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates and are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Pcs, payments of principal and interest on the CMOs are made semiannually rather than monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule. Sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking-fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans. As described above, the cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The "residual" in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and, in particular, the prepayment experience on the mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may be subject to certain restrictions on transferability, may be deemed "illiquid," and may be subject to a Fund's limitations on investment in illiquid securities.

     Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. They may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     A Fund may invest in other mortgage-related securities with features similar to those described above, to the extent consistent with the Fund's investment objectives and policies.


     Other Asset-Backed Securities. Through trusts and other special purpose entities, various types of securities based on financial assets other than mortgage loans are increasingly available, in both pass-through structures similar to mortgage pass-through securities described above and in other structures more like CMOs. As with mortgage-related securities, these asset-backed securities are often backed by a pool of financial assets representing the obligations of a number of different parties. They often include credit- enhancement features similar to mortgage-related securities.


     Financial assets on which these securities are based include automobile receivables; credit card receivables; loans to finance boats, recreational vehicles, and mobile homes; computer, copier, railcar, and medical equipment leases; and trade, healthcare, and franchise receivables. In general, the obligations supporting these asset-backed securities are of shorter maturities than mortgage loans and are less likely to experience substantial prepayments. However, obligations such as credit card receivables are generally unsecured and the obligors are often entitled to protection under a number of state and federal consumer credit laws granting, among other things, rights to set off certain amounts owed on the credit cards, thus reducing the balance due. Other obligations that are secured, such as automobile receivables, may present issuers with difficulties in perfecting and executing on the security interests, particularly where the issuer allows the servicers of the receivables to retain possession of the underlying obligations, thus increasing the risk that recoveries on defaulted obligations may not be adequate to support payments on the securities.


     The Subadviser expects additional assets will be "securitized" in the future. A Fund may invest in any such instruments or variations on them to the extent consistent with the Fund's investment objectives and policies.

Foreign Securities

     Each of the Funds may invest in U.S. Dollar- or foreign currency-denominated corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations and U.S. Dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Phoenix-Seneca Growth Fund and Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund may each invest up to 20% of its total assets directly in common stocks issued by foreign companies or in securities represented by ADRs. Each Fund will limit its investment in securities denominated in foreign currencies to no more than 20% of the Fund's total assets.


     Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which may affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. Dollar.


     ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. ADRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.


     Each of the Funds also may purchase and sell foreign currency options and foreign currency futures contracts and related options and enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Funds may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.


     A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. Dollar or to increase exposure to a particular foreign currency. Open positions in such forward contracts are covered by the segregation with the Trust's custodian of high quality short-term investments and are marked to market daily. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the currencies being hedged against, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

Options and Futures

     The Funds may, as described in the Prospectus, purchase and sell (write) both put options and call options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts ("futures options"). The Funds also may enter into swap agreements with respect to foreign currencies, interest rates and securities indices. If other types of options or futures options are traded in the future, a Fund may also use those instruments, provided that the Trustees determine that their use is consistent with the Fund's investment objective, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Trust.

Options

     The purpose of writing covered put and call options generally is to hedge against fluctuations in the market value of a Fund's portfolio securities. Each Fund may purchase or sell call and put options on securities indices for a similar purpose. Such a hedge is limited to the degree that the extent of the price change of the underlying security is less than the difference between the option premium received by the Fund and the option strike price. To the extent the underlying security's price change exceeds this amount, written put and call options will not provide an effective hedge.

     Writing Call Options. Each Fund may write (sell) covered call options on securities ("calls") when the Subadviser considers such sales appropriate. When a Fund writes a call, it receives a premium and grants the purchaser the right to buy the underlying security at any time during the call period (usually between three and nine months) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain but is not subject to any loss on any change in the market price of the underlying security relative to the exercise price. A Fund will write such options subject to any applicable limitations or restrictions imposed by law.

     A written call option is covered if the Fund owns the security underlying the option. A written call option may also be covered by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. In addition, the Fund may cover such options with any assets, including equity securities and non-investment grade debt so long as the assets are liquid, unencumbered and marked to market daily ("liquid assets"), in a segregated account in amounts sufficient to ensure that it is able to meet its obligations under the written call should it be exercised. This method does not reduce the potential loss to the Fund should the value of the underlying security increase and the option be exercised.

     Purchasing Call Options. Each Fund may purchase a call option when the Subadviser believes the value of the underlying security will rise or to effect a "closing purchase transaction" as to a call option the Fund has written
(sold). A Fund will realize a profit (or loss) from a closing purchase transaction if the amount paid to purchase a call is less (or more) than the amount received from the sale thereof.

     Writing Put Options. A put option written by a Fund obligates the Fund to purchase the specified security at a specified price if the option is exercised at any time before the expiration date. A written put option may be covered with liquid assets in a segregated account. While this may help ensure that a Fund will have sufficient assets to meet its obligations under the option contract should it be exercised, it will not reduce the potential loss to the Fund should the value of the underlying security decrease and the option be exercised.

     Purchasing Put Options. A Fund may purchase a put option when the Subadviser believes the value of the underlying security will decline. A Fund may purchase put options on securities in its portfolio in order to hedge against a decline in the value of such securities ("protective puts") or to effect closing purchase transactions as to puts it has written. A Fund will realize a profit (or loss) from a closing purchase transaction if the amount paid to purchase a put is less (or more) than the amount received from the sale thereof.

     Options on Securities Indices. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date multiplied by (ii) a fixed "index multiplier." Like an option on a specific security, when a Fund purchases a put or a call option on an index, it places the entire amount of the premium paid at risk, for if, at the expiration date, the value of the index has decreased below the exercise price (in the case of a call) or increased above the exercise price (in the case of a put), the option will expire worthless.

     A securities index fluctuates with changes in the market values of the stocks included in the index. For example, some securities index options are based on a broad market index such as the S&P 500. Others are based on a narrower market index such as the Standard & Poor's 100 Stock Index. Indices may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on securities indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange ("NYSE") and the American Stock Exchange.

     Funds may purchase put options on securities indices to hedge against an anticipated decline in stock market prices that might adversely affect the value of a Fund's portfolio securities. If a Fund purchases such a put option, the amount of the payment it would receive upon exercising the option would depend on the extent of any decline in the level of the securities index below the exercise price. Such payments would tend to offset a decline in the value of the Fund's portfolio securities. However, if the level of the securities index increases and remains above the exercise price while the put option is outstanding, a Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be partially or wholly offset by an increase in the value of a Fund's portfolio securities.

     A Fund may purchase call options on securities indices in order to participate in an anticipated increase in stock market prices or to offset anticipated price increases on securities that it intends to buy in the future. If a Fund purchases a call option on a securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any increase in the level of the securities index above the exercise price. Such payments would in effect allow the Fund to benefit from stock market appreciation even though it may not have had sufficient cash to purchase the underlying stocks. Such payments may also offset increases in the prices of stocks that the Fund intends to purchase. If, however, the level of the securities index declines and remains below the exercise price while the call option is outstanding, a Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be partially or wholly offset by a reduction in the price a Fund pays to buy additional securities for its portfolio.

     Each of the Funds may write (sell) covered call or put options on a securities index. Such options may be covered by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position or by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration or for additional cash consideration (held in a segregated account by its custodian) upon conversion or exchange of other securities in their respective portfolios. In addition, the Fund may cover such options by maintaining liquid assets with a value equal to the exercise price in a segregated account with the Custodian or by using the other methods described above.

     The extent to which options on securities indices will provide a Fund with an effective hedge against interest rate or stock market risk will depend on the extent to which the stocks comprising the indices correlate with the composition of the Fund's portfolio. Moreover, the ability to hedge effectively depends upon the ability to predict movements in interest rates or the stock market. Some options on securities indices may not have a broad and liquid secondary market, in which case options purchased by the Fund may not be closed out and the Fund could lose more than its option premium when the option expires.


     The purchase and sale of option contracts is a highly specialized activity that involves investment techniques and risks different from those ordinarily associated with investment companies. Transaction costs relating to options transactions may tend to be higher than the costs of transactions in securities. In addition, if a Fund were to write a substantial number of option contracts that are exercised, the portfolio turnover rate of that Fund could increase.


     Foreign Currency Options. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A call option on a foreign currency gives the purchaser of the option the right to buy a foreign currency at the exercise price until the option expires. A put option gives the option-holder a similar right to sell the underlying currency. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Futures Transactions

     Each Fund may purchase and sell futures contracts for hedging purposes and in an attempt to increase total return. A futures contract is an agreement between two parties to buy and sell a security for a set price at a future time. Each Fund may also enter into index-based futures contracts and interest rate futures contracts. Futures contracts on indices provide for a final cash settlement on the expiration date based on changes in the relevant index. All futures contracts are traded on designated "contract markets" licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") which, through their clearing corporations, guarantee performance of the contracts.


     Generally, while market interest rates increase, the value of outstanding debt securities declines (and vice versa). If a Fund holds long-term debt securities and the Subadviser anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of a Fund's portfolio securities declined, the value of that Fund's futures contract would increase, thereby preventing net asset value from declining as much as it otherwise would have. If the Subadviser expects long-term interest rates to decline, a Fund might enter into futures contracts for the purchase of long-term securities, so that it could offset anticipated increases in the cost of such securities it intends to purchase while continuing to hold higher-yielding short-term securities or waiting or the long-term market to stabilize. Similar techniques may be used by the Funds to hedge stock market risk.


     Each Fund also may purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, settlement is effected by the payment of cash representing the difference between the current market price of the futures contract and the exercise price of the option. The risk of loss to a Fund purchasing an option on a futures contract is limited to the premium paid for the option.

     A Fund may purchase put options on futures contracts in lieu of, and for the same purpose as, its sale of a futures contract: to hedge a long position in the underlying futures contract. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contract.

     A Fund would write a call option on a futures contract in order to hedge against a decline in the prices of the securities underlying the futures contracts. If the price of the futures contract at expiration is below the exercise price, the applicable Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

     The writing of a put option on a futures contract is similar to the purchase of the futures contract, except that, if market price declines, a Fund would pay more than the market price for the underlying securities. The net cost to a Fund will be reduced, however, by the premium received on the sale of the put, less any transaction costs.

     Each Fund may engage in "straddle" transactions, which involve the purchase or sale of combinations of call and put options on the same underlying securities or futures contracts.

     In purchasing and selling futures contracts and related options, each Fund intends to comply with rules and interpretations of the CFTC and of the SEC.

Limitations on the Use of Futures Contracts and Futures Options

     Each Fund will engage in futures and related options transactions only for bona fide hedging purposes in accordance with CFTC regulations or in an attempt to increase total return to the extent permitted by such regulations. In hedging transactions, a Fund will seek to invest in futures contracts and futures options the prices of which are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, a Fund's futures transactions will be entered into for traditional hedging purposes--that is, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures (or option) position (involving the purchase of futures contracts), a Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures (or option) position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities. As an alternative to compliance with the bona fide hedging definition, a CFTC regulation permits a Fund to elect to comply with a different test, under which the sum of the amounts of initial margin deposits and premiums on its futures positions entered into for the purpose of seeking to increase total return (net of the amount the positions were "in the money" at the time of purchase) would not exceed 5% of that Fund's net assets, after taking into account unrealized gains and losses on such positions. A Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for Federal income tax purposes (see "Dividends, Distributions, and Tax Status").

     A Fund will be required, in connection with transactions in futures contracts and the writing of options on futures contracts, to make margin deposits, which will be held by the Fund's custodian (or a subcustodian) for the benefit of the merchant through whom a Fund engages in such futures and options transactions. In the case of futures contracts or options thereon requiring the Fund to purchase securities, the Fund must segregate liquid assets in an account maintained by the Custodian to cover such contracts and options that is marked to market daily.

Special Considerations and Risks Related to Options and Futures Transactions

     Exchange markets in options on certain securities are a relatively new and untested concept. It is impossible to predict the amount of trading interest that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

     The exchanges will not continue indefinitely to introduce new expirations to replace expiring options on particular issues because trading interest in many issues of longer duration tends to center on the most recently auctioned issues. The expirations introduced at the commencement of options trading on a particular issue will be allowed to run out, with the possible addition of a limited number of new expirations as the original expirations expire. Options trading on each issue of securities with longer durations will thus be phased out as new options are listed on more recent issues, and a full range of expirations will not ordinarily be available for every issue on which options are traded.

     In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation ("OCC") has the authority to permit other, generally comparable, securities to be delivered in fulfillment of option exercise obligations. It may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent the markets for underlying securities close before the options markets, significant price and rate movements can take place in the options markets that cannot be reflected in the underlying markets. In addition, to the extent that the options markets close before the markets for the underlying securities, price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

     Prior to exercise or expiration, an option position can be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. Similarly, positions in futures may be closed out only on an exchange which provides a secondary market for such futures. There can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. In the event of adverse price movements, a Fund would continue to be required to make daily payments of maintenance margin for futures contracts or options on futures contracts position written by that Fund. A Fund may have to sell portfolio securities at a time when it may be disadvantageous to do so if it has insufficient cash to meet the daily maintenance margin requirements. In addition, a Fund may be required to take or make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge its portfolios.

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of applicable trading limits and it may impose other sanctions or restrictions. The Trust and other clients advised by the Subadviser and its affiliates may be deemed to constitute a group for these purposes. In light of these limits, the Trustees may determine at any time to restrict or terminate the Funds' transactions in options. The Subadviser does not believe that these trading and position limits will have any adverse investment techniques for hedging the Trust's portfolios.

     Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.

     Unless the parties provide for it, there is no central clearing or guaranty function in the OTC option market. As a result, if the counterparty fails to make delivery of the security or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Subadviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to each Fund's limitation on investing no more than 15% of its assets in illiquid securities. However, for options written with "primary dealers" in U.S. Government securities pursuant to an agreement requiring a closing transaction at a formula price, the amount considered to be illiquid may be calculated by reference to a formula price.

     The loss from investing in futures transactions is potentially unlimited. Gains and losses on investments in options and futures depend on the Subadviser's ability to predict correctly the direction of stock prices, interest rates and other economic factors. In addition, utilization of futures in hedging transactions may fail where there is an imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security, a Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities which are the subject of the hedge. There is also a risk of imperfect correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. Transactions in options on futures contracts involve similar risks.

Swap Agreements

     The Funds may enter into interest rate, index and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.


     Whether a Fund's use of swap agreements enhance the Fund's total return will depend on the Subadviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Subadviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds' repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


     Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the Investment Company Act of 1940 (the "1940 Act"), commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

Foreign Currency Exchange-Related Securities

     Foreign currency warrants. Foreign currency warrants such as Currency Exchange Warrants ("CEWs") are warrants that entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. Dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. Dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. Dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may be used to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event the U.S. Dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschemark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. Dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. Upon exercise of warrants, there may be a delay between the time the holder gives instructions to exercise and the time the exchange rate relating to exercise is determined, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the OCC. Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

     Principal exchange rate linked securities. Principal exchange rate linked securities (or "PERLS") are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. Dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. Dollar, and is adversely affected by increases in the foreign exchange value of the U.S. Dollar; "reverse" PERLS are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. Dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. Dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLS may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

     Performance indexed paper. Performance indexed paper (or "PIPs") is U.S. Dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. Dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. Dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Warrants to Purchase Securities

     The Funds may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

     A Fund will not invest more than 5% of its net assets, valued at the lower of cost or market, in warrants to purchase securities. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange or American Stock Exchange. Warrants acquired in units or attached to securities will be deemed to be without value for purposes of this restriction.

Participation Interests

     The Phoenix-Seneca Bond Fund may purchase from banks participation interests in all or part of specific holdings of debt obligations. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank that the Subadviser has determined meets the prescribed quality standards of each Fund. Thus, even if the credit of the issuer of the debt obligation does not meet the quality standards of the Fund, the credit of the selling bank will.

Restricted and Illiquid Securities

     Each Fund may invest up to 15% of its total assets in "illiquid investments," including "restricted securities" (i.e., securities that would be required to be registered prior to distribution to the public), securities that are not readily marketable, repurchase agreements maturing in more than seven days and privately issued stripped mortgage-backed securities.

     Certain "restricted" securities may be resold to qualified institutional buyers without restriction pursuant to Rule 144A under the Securities Act of 1933. If a sufficient dealer or institutional trading market exists for such a security, it may not be considered "illiquid." The Trustees have adopted guidelines and delegated to the Subadviser the daily function of determining and monitoring the liquidity of restricted securities and determining whether a Rule 144A security restricted security should be considered "illiquid." The Trustees, however, retain oversight and are ultimately responsible for the determinations. Please see the non-fundamental investment restrictions for further limitations regarding the Funds' investments in restricted and illiquid securities.

Short Sales

     The Funds may sell securities short as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

     When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

     If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

     To the extent a Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of liquid assets with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). The Funds do not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds one- third of the value of the Fund's net assets. This percentage may be varied by action of the Trustees. A short sale is "against the box" to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Loans of Portfolio Securities

     Each Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to financial institutions, such as broker-dealers, and must be collateralized continuously with cash, cash equivalents, irrevocable letters of credit, or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities lent. For the duration of a loan, the Fund would receive the equivalent of the interest or dividends paid by the issuer on the securities lent and would also receive compensation from the investment of the collateral. The Fund would not have the right to vote any securities having voting rights during the existence of the loan, but the Fund could call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms considered by the Subadviser to be qualified, and when, in the judgment of the Subadviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The value of the securities lent may not exceed one-third of the value of the total assets of the Fund.

     A Fund may pay reasonable negotiated fees to the Custodian in connection with loaned securities as long as such fees are pursuant to a contract approved by the Trustees.


                            INVESTMENT RESTRICTIONS

     Each Fund has adopted the following fundamental investment restrictions which may not be changed without approval of a majority of the applicable Fund's outstanding voting securities. Under the 1940 Act, and as used in the prospectus and this Statement of Additional Information, a "majority of the outstanding voting securities" requires the approval of the lesser of (1) the holders of 67% or more of the shares of a Fund represented at a meeting of the holders if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares of the Fund.


     A Fund may not:

     (1) Issue senior securities, except as permitted by paragraphs 3, 6, and 7 below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts, forward commitments and reverse repurchase agreements entered into in accordance with the Fund's investment policies or within the meaning of paragraph 3 below, are not deemed to be senior securities.


     (2) Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment of initial or variation margin in connection with options or futures contracts is not considered the purchase of securities on margin.


     (3) Borrow money, except that a Fund may borrow from banks or enter into reverse repurchase agreements or dollar rolls up to one-third of the value of its total assets (calculated when the loan is made) to take advantage of investment opportunities and may pledge up to one-third of the value of its total assets to secure such borrowings. Each Fund is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitations for temporary purposes such as the clearance of transactions and share redemptions. For purposes of this investment restriction, short sales, the purchase or sale of securities on a "when-issued," delayed delivery or forward commitment basis, the purchase or sale of options, futures contracts, and options on futures contracts, securities or indices and collateral arrangements with respect thereto shall not constitute borrowing.

     (4) Act as an underwriter with respect to the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the 1933 Act; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objectives, policies and restrictions as the Fund.

     (5) Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

     (6) Invest in commodities, except that the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts (including, foreign currency warrants, principal exchange rated linked securities, and performance indexed paper), forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies, subject to restrictions as may be set forth elsewhere in the prospectus or this Statement of Additional Information.

     (7) Make loans, except that the Fund may (1) lend portfolio securities in accordance with the Fund's investment policies up to one-third of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and
(3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

     (8) For each Fund other than the Phoenix-Seneca Real Estate Securities Fund, purchase the securities of issuers conducting their principal activity in a single industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment (except investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities); provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objectives, policies and restrictions as the Fund.

     (9) For each Fund other than the Phoenix-Seneca Real Estate Securities Fund, as to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if:

  (1) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

  (2) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund; provided, however, that a Fund may, subject to restrictions imposed by the 1940 Act and applicable state laws, invest all or part of its investable assets in an open-end investment company with substantially the same investment objectives, policies and restrictions as the Fund. Because it is a "non-diversified" fund within the meaning of the 1940 Act, Phoenix-Seneca Real Estate Securities Fund will not be limited in the proportion of its assets it may invest in the securities of any single issuer.

     For purposes of the above fundamental investment restrictions, the Subadviser generally classifies issuers by industry in accordance with classifications set forth in the Standard & Poor's Bond Guide. In the absence of such classification or if the Subadviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be engaged in a different industry, the Subadviser may classify an issuer according to its own sources.

     The Trust has undertaken with a state securities commission that it will interpret the provisions of investment restriction number (5) to prohibit investment by the Funds in real estate limited partnerships that are not publicly traded. To the extent that undertaking is no longer required by the state securities commission, the Trust may interpret that restriction differently.

     The following restrictions are designated as non-fundamental and may be changed by the Trustees without the approval of shareholders.

     A Fund may not:

     (1) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings and then only if such pledging, mortgaging or hypothecating does not exceed one-third of the Fund's total assets taken at market value. Collateral arrangements with respect to margin, option and other risk management and when-issued and forward commitment transactions are not deemed to be pledges or other encumbrances for purposes of this restriction.

     (2) Participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the investment adviser or any subadviser to save commissions or to average prices among them is not deemed to result in a joint securities trading account.

     (3) Purchase or retain securities of an issuer if one or more of the Trustees or officers of the Trust or principals or officers of the investment adviser, any subadviser or any investment management subsidiary of the investment adviser individually owns beneficially more than 0.5% and together own beneficially more than 5% of the securities of such issuer.

     (4) Purchase a security of other investment companies, except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition or except where such purchase would not result in (i) more than 10% of the Fund's assets being invested in securities of other investment companies, (ii) more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund or (iii) more than 5% of the Fund's assets being invested in any one such investment company; provided, however, that the Fund may invest all of its investable assets in an open-end investment company with substantially the same investment objectives, policies and restrictions as the Fund.

     (5) Invest in securities that are illiquid if, as a result, more than 15% of its net assets would consist of such securities, including repurchase agreements maturing in more than seven days, securities that are not readily marketable, and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objectives, policies and restrictions as the Fund.

     (6) Purchase warrants of any issuer, if, as a result of such purchase, more than 2% of the value of the Fund's total assets would be invested in warrants that are not listed on the NYSE or American Stock Exchange or more than 5% of the total assets of the Fund, valued at the lower of cost or current market value, would be invested in warrants generally, whether or not so listed. Warrants acquired by the Fund in units with or attached to debt securities shall be deemed to be without value.

     (7) Purchase interests in oil, gas, or other mineral exploration programs or mineral leases; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other minerals.

     (8) Invest for the purpose of exercising control over or management of any company; provided that the Fund may do so where it is deemed advisable to protect or enhance the value of an existing investment; and provided further, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objectives, policies and restrictions as the Fund.

     (9) Write (sell) options that are not "covered" as described elsewhere in this Statement of Additional Information or write puts on securities if the aggregate value of the obligations underlying the puts exceeds 50% of the Fund's net assets.

     (10) Buy and sell puts and calls on securities, stock index futures or options on stock index futures or financial futures or options on financial futures if (i) the aggregate premiums paid on all such options which are held at any time exceed 20% of the Fund's aggregate net assets and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time exceed 5% of the Fund's total assets.

     (11) Purchase puts, calls, straddles, spreads, or any combination thereof if by reason thereof, the value of its aggregate investment in such classes of securities (other than protective puts) will exceed 5% of its net assets.

     (12) Make short sales of securities or maintain a short position, unless at all times when a short position is open, the Fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

     Each Fund may, notwithstanding any other fundamental or non-fundamental investment restriction or policy, invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions and policies as the Fund.

     Except as to the 300% asset coverage required by fundamental restriction number (3), if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of a Fund's assets will not be considered a violation of the restriction. Notwithstanding the foregoing, if a Fund's investment in illiquid securities exceeds 15% of its net assets, whether through a change in values, net assets, or otherwise, the Fund will take appropriate steps to protect liquidity, including the orderly liquidation of illiquid securities in a manner consistent with the realization of the maximum value of those assets.

     Pursuant to a restriction imposed by a state securities commission, the investment adviser waives its fee on all assets of any Fund invested in shares of other open-end investment management companies pursuant to investment restriction (4), above.

     In order to permit the sale of shares of the Funds in certain states, the Trustees may, in their sole discretion, adopt restrictions on investment policy more restrictive than those described above. Should the Trustees determine that any such more restrictive policy is no longer in the best interest of a Fund and its shareholders, the Fund may cease offering shares in the state involved and the Trustees may revoke such restrictive policy. Moreover, if the states involved shall no longer require any such restrictive policy, the Trustees may, in their sole discretion, revoke such policy.

                     CALCULATION OF THE FUNDS' PERFORMANCE

Total Return
     The average annual total return on Shares of each Class of each Fund is determined for a particular period by calculating the actual dollar amount of the investment return on a $1,000 investment in Shares of that Class of the Fund made at the net asset value of such Shares at the beginning of the period, and then calculating the annual compounded rate of return that would produce that amount. Total return for a period of one year is equal to the actual return of Shares of that Class of the Fund during that period. The following formula describes the calculation:

                                 ERV = P(1+T)(n)

     Where:

       P   = a hypothetical initial investment of $1,000
       T   = average annual total return
       n   = number of years
       ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the indicated period.

     This calculation assumes that (i) all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period and
(ii) all recurring fees are included for applicable periods.

     Each Fund may illustrate in advertisements and sales literature the average annual total return and cumulative total return for several time periods throughout the Fund's life based on an assumed initial investment of $1,000. Any such cumulative total return for a Fund will assume the reinvestment of all income dividends and capital gains distributions for the indicated periods and will include all recurring fees.

     The average annual total returns for the one year period ended September 30, 1998 were as follows:



                                                       Class X        Class A      Class B     Class C
                                                       Shares         Shares        Shares     Shares
                                                    ------------   ------------   ---------   --------
     Phoenix-Seneca Bond Fund                            9.44%         N/A           NA          NA
     Phoenix-Seneca Growth Fund                          8.48%          2.81%        NA          NA
     Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund             (4.22)%        (9.25)%       NA          NA
     Phoenix-Seneca Real Estate Securities Fund        (18.33)%       (23.33)%       NA          NA


     The average annual total returns for the period from commencement of investment operations through September 30, 1998 were as follows:



                                                     Class X       Class A         Class B         Class C
                                                      Shares        Shares          Shares          Shares
                                                    ---------   -------------   -------------   -------------
     Phoenix-Seneca Bond Fund                          9.69%         (4.26)%         (4.66)%         (0.71)%
     Phoenix-Seneca Growth Fund                       28.36%         25.00%         (17.80)%        (14.39)%
     Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund           20.03%         17.34%         (23.94)%        (20.80)%
     Phoenix-Seneca Real Estate Securities Fund        8.98%          5.81%         (16.35)%        (12.85)%


Yield

     The 30-day yield quotation as to a Class of Shares of the Phoenix-Seneca Bond Fund and the Phoenix-Seneca Real Estate Securities Fund may be computed by dividing the net investment income for the period as to shares of that class by the net asset value of each share of that Class on the last day of the period, according to the following formula:

                            YIELD = 2[(a-b + 1)(6)-1]
                                      ----
                                       cd

     Where:

       a = dividends and interest earned during the period.
       b = net expenses accrued for the period.
       c = the average daily number of shares of the Class outstanding during the period that were entitled to receive dividends.
       d = the maximum offering price per share of the Class (net asset value per share) on the last day of the period.

     The yields for the 30-day period ended September 30, 1998 were as follows:




                                                  Class B Shares    Class C Shares     Class X Shares     Class A Shares
                                                  --------------    --------------     --------------     --------------
     Phoenix-Seneca Bond Fund                       4.42%               4.30%              6.27%               4.72%
     Phoenix-Seneca Real Estate Securities Fund     3.40%               3.41%              5.45%               3.13%


     Return for a Fund is not fixed or guaranteed and will fluctuate from time to time, unlike bank deposits or other investments which pay a fixed yield or return for a stated period of time, and do not provide a basis for determining future returns. Return is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to each Class of each Fund. The return of a Class may not be comparable to other investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate return.

Other Quotations, Comparisons, and General Information

     From time to time, in advertisements, in sales literature, or in reports to shareholders, the past performance of a Fund may be illustrated and/or compared with that of other mutual funds with similar investment objectives, and to stock or other relevant indices. For example, total return of a Fund's Classes may be compared to averages or rankings prepared by Lipper Analytical Services, Inc., a widely recognized independent service that monitors mutual fund performance; the Lehman Brothers Government/ Corporate Index, an unmanaged index of consisting of a mixture of government and corporate bonds rated within "investment grade" categories by S&P or Moody's; the Morgan Stanley Europe, Australia, Far East Index ("EAFE"), an unmanaged index of international stock markets, the S&P Mid-Cap Index, an unmanaged index of common stocks; the S&P 500 Index, an unmanaged index of common stocks; the Russell 2000 Index (the "Russell 2000"), an unmanaged index of common stocks; the Russell 3000 Index (the "Russell 3000"), an unmanaged index of common stocks; or the Dow Jones Industrial Average, an unmanaged index of common stocks of 30 industrial companies listed on the NYSE. The performance of the Phoenix-Seneca Real Estate Securities Fund may be compared to the Wilshire Real Estate Securities Index, an unmanaged index consisting of publicly-traded REITs and real estate operating companies.


     The S&P 500 Index is an unmanaged index of 500 common stocks traded on the NYSE, American Stock Exchange and the Nasdaq National Market. The S&P 500 represents approximately 70% of the total domestic U.S. equity market capitalization. The S&P Mid-Cap Index is an unmanaged index of common stocks of 400 companies with mid-size market capitalizations--$300 million to $5 billion. The S&P 500 and the S&P Mid-Cap Indices are market value-weighted indices (shares outstanding times stock price) in which each company's influence on the respective index is directly proportional to its market value. The companies in the S&P 500 Index and the S&P Mid-Cap Index are selected from four major industry sectors: industrials, utilities, financials and transportation. The 500 companies chosen for the S&P 500 Index are not the 500 largest companies in terms of market value. Rather, the companies chosen by S&P for inclusion in the S&P 500 tend to be leaders in important industries within the U.S. economy. The Russell 2000 is an unmanaged index of 2000 common stocks of small capitalization companies. The Russell 2000 is composed of the 2000 smallest companies with respect to capitalization in the Russell 3000 and represents approximately 70% of the Russell 3000 total market capitalization. The Russell 3000 is an unmanaged index of 3000 common stocks of large United States companies with market capitalizations ranging from approximately $60 million to $80 billion. The Russell 3000 represents approximately 98% of the United States equity market. The Wilshire Real Estate Securities Index is an unmanaged, market-capitalization-weighted index consisting of publicly-traded REITs and real estate operating companies. It excludes healthcare and other "special-purpose" REITs. It is rebalanced monthly and reconstituted quarterly.


     In addition, the performance of the Classes of a Fund may be compared to alternative investment or savings vehicles and/or to indexes or indicators of economic activity, e.g., inflation or interest rates. Performance rankings and listings reported in newspapers or national business and financial publications, such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week, Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor may also be cited (if a Fund is listed in such a publication) or used for comparison, as well as performance listings and rankings from various other sources, including Bloomberg Financial Systems, CDA/Wiesenberger Investment Companies Service, Donoghue's Mutual Fund Almanac, Investment Company Data, Inc., Johnson's Charts, Kanon Bloch Carre & Co., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems.


     In addition, from time to time, quotations from articles from financial publications, such as those listed above, may be used in advertisements, in sales literature or in reports to shareholders of the Funds. The Trust may also present, from time to time, historical information depicting the value of a hypothetical account in one or more Classes of a Fund since the Fund's inception.


     In presenting investment results, the Trust may also include references to certain financial planning concepts, including (a) an investor's need to evaluate his financial assets and obligations to determine how much to invest;
(b) his need to analyze the objectives of various investments to determine where and when to invest; and (c) his need to analyze his time frame for future capital needs to determine how to invest. The investor controls these three factors, all of which affect the use of investments in building assets. The Adviser's and Administrator's agreement to limit each Fund's operating expenses will increase investment performance.

                               ADVISORY SERVICES

Investment Adviser

     Overall responsibility for the management and supervision of the Trust and the Funds rests with the Trustees of Phoenix-Seneca Funds (the "Trustees"). Phoenix Investment Counsel, Inc. ("PIC") is the investment adviser for the Phoenix-Seneca Funds pursuant to an Investment Advisory Agreement. PIC's services under its Investment Advisory Agreement and PEPCO's services under its Administration Agreement with the Trust are subject to the direction of the Trustees. The Funds' Subadviser is Seneca Capital Management, LLC ("Seneca"). Its principal offices are located at 909 Montgomery Street, San Francisco, California 94133. Seneca's services under the Subadvisory Agreement are subject to the direction of both the Trustees and PIC.

     PIC is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC was originally organized in 1932 as John P. Chase, Inc. As of December 31, 1998, PIC had approximately $23.9 billion in assets under management. All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("PEPCO"), a subsidiary of Phoenix Investment Partners, Ltd. (previously Phoenix Duff & Phelps Corporation). Phoenix Home Life is a majority shareholder of Phoenix Investment Partners, Ltd. Phoenix Home Life is in the business of writing ordinary and group life and health insurance and annuities. Its principal offices are located at One American Row, Hartford, Connecticut 06115. Phoenix Investment Partners, Ltd. is a New York Stock Exchange traded company that provides various financial advisory services to institutional investors, corporations and individuals through operating subsidiaries.

     Phoenix Investment Partners, Ltd. is the 10th largest publicly traded investment company in the nation, and has served investors for over 70 years. It manages approximately $50 billion in assets through its investment partners:
Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago and Cleveland; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; and Phoenix Investment Counsel, Inc. (Goodwin, Hollister and Oakhurst divisions) in Hartford, Sarasota, and Scotts Valley, CA, respectively.

     Pursuant to the Investment Advisory Agreement, the Adviser: (a) supervises and assists in the management of the assets of each Fund, furnishes each Fund with research, statistical and advisory services and provides regular reports to the Trustees; (b) provides advice and assistance with the operations of the Trust, compliance support, preparation of the Trust's registration statements, proxy materials and other documents and advice and assistance of the Adviser's General Counsel; and (c) furnishes office facilities, personnel necessary to provide advisory services to the Funds, personnel to serve without salaries as officers or agents of the Trust and compensation and expenses of any Trustees who are also full-time employees of the Adviser or any of its affiliates. Pursuant to the Subadvisory Agreement, PIC has delegated to Seneca the responsibility for making investment decisions for the Funds and selecting brokers and dealers to execute transactions for each Fund.

     Under a Subadvisory Agreement with PIC and the Trust, Seneca's duties to each Fund include: (1) supervising and managing the investments of that Fund and directing the purchase and sale of its investments; and (2) ensuring that investments follow the investment objective, strategies, and policies of that Fund and comply with government regulations. Seneca has approximately 40 full-time employees and acts as investment adviser or manager for approximately $5.9 billion of institutional and private investment accounts as of December 31, 1998.


     In managing the assets of the Funds, the Subadviser furnishes continuously an investment program for each Fund consistent with the investment objectives and policies of that Fund. More specifically, the Subadviser determines from time to time what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund and what portion of the Fund's assets shall be held uninvested as cash, subject always to the provisions of the Trust's Agreement and Declaration of Trust, By-Laws and its registration statement under the 1940 Act and under the 1933 Act covering the Trust's shares, as filed with the SEC, and to the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the Trustees of the Trust may from time to time establish. To carry out such determinations, the Subadviser places orders for the investment and reinvestment of each Fund's assets (see "Portfolio Brokerage").

     For its investment advisory services under the Investment Advisory Agreement, the Adviser receives a fee, payable monthly, from Phoenix-Seneca Growth Fund equal to 0.70% per annum of such Fund's average daily net assets, from Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund equal to 0.80% per annum of such Fund's average daily net assets, from Phoenix-Seneca Bond Fund equal to 0.50% per annum of such Fund's average daily net assets, and from Phoenix-Seneca Real Estate Securities Fund equal to 0.85% per annum of such Fund's average daily net assets. The Adviser pays the Subadviser a fee of 0.35% for the Phoenix-Seneca Growth Fund, 0.40% for the Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund, 0.25% for the Phoenix-Seneca Bond Fund, and 0.425% for the Phoenix-Seneca Real Estate Securities Fund, respectively, of such Fund's average daily net assets.


     For the fiscal year ended September 30, 1998, PIC and Seneca earned investment management fees of $69,747, $307,240, $100,384 and $242,177 for services to Phoenix-Seneca Bond Fund, Phoenix-Seneca Growth Fund,
Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund and Phoenix-Seneca Real Estate Securities Fund, respectively. For the fiscal year ended September 30, 1998, PIC, and Seneca in its former capacity of investment adviser, reimbursed $12,142, $8,845, $36,648 and $8,695 for the Phoenix-Seneca Bond Fund, Phoenix-Seneca Growth Fund, Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund and Phoenix-Seneca Real Estate Securities Fund, respectively.

     For the fiscal year ended September 30, 1997, Seneca and the former investment manager, GMG/Seneca Capital Management, L.P. ("GMG/Seneca"), earned investment management fees of $200,056, $89,157, $34,294 and $164,147 for services rendered to Phoenix-Seneca Growth Fund, Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund, Phoenix-Seneca Bond Fund and Phoenix-Seneca Real Estate Securities Fund, respectively. For the fiscal year ended September 30, 1997, Seneca and GMG/Seneca reimbursed $5,174 for the Phoenix-Seneca Growth Fund, $135,798 for the Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund, $126,387 for the Phoenix-Seneca Bond Fund and $16,628 for the Phoenix-Seneca Real Estate Securities Fund.


     For the period ended September 30, 1996, Seneca and GMG/Seneca earned investment management fees of $30,334, $18,471, $6,283, and $1,630 for services rendered to Phoenix-Seneca Growth Fund, Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund, Phoenix-Seneca Bond Fund and Phoenix-Seneca Real Estate Securities Fund, respectively. Each of these fees was waived in its entirety by Seneca and GMG/Seneca.

     The management fees are accrued daily and will be prorated with respect to any Fund if the Adviser shall not have acted as that Fund's investment adviser during any entire monthly period. The Investment Advisory Agreement provides that if the operating expenses of a Fund in any year, excluding taxes, brokerage commissions, interest, and extraordinary expenses, exceed the expense limits set by state securities law administrators in states in which that Fund's shares are sold, the Adviser will reimburse the amount of such excess. Recent federal legislation preempts states' abilities in most circumstances to impose such expense limits.


     The Adviser and the Administrator have voluntarily agreed to reimburse the Funds' operating expenses through July 1, 2000 to prevent total operating expenses from exceeding, on an annualized basis, the following:




Fund                                    Class X     Class A     Class B      Class C
------------------------------------   ---------   ---------   ---------   ----------
       Bond Fund                          1.85%       2.45%       3.20%        3.20%
       Growth Fund                        1.25%       1.85%       2.60%        2.60%
       Mid-Cap "EDGE"(SM) Fund            2.10%       2.70%       3.45%        3.45%
       Real Estate Securities Fund        2.35%       3.05%       3.80%        3.80%

The Adviser and the Administrator may discontinue or modify any such waivers or reimbursements it may provide in the future at its discretion.

     Under the Investment Advisory Agreement, PIC is not liable to the Trust or any shareholder for any error of judgment or mistake of law or any loss suffered by the Trust or any shareholder in connection with the Investment Advisory Agreement, except a loss resulting from PIC's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Under the Subadvisory Agreement, Seneca is not liable for actions taken in its best professional judgment, in good faith and believed by it to be authorized, provided such actions are not in breach of the Funds' investment objectives, policies and restrictions or the result of willful misfeasance, bad faith, gross negligence or breach of duty or obligations.

     The Investment Advisory Agreement may be modified or amended only with the approval of the holders of a majority of the applicable Fund's outstanding shares and by a vote of the majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) (the "Independent Trustees"). The Subadvisory Agreement may be amended at any time by written agreement among the Subadviser, the Adviser and the Trust, except that any changes to the duties of and fees payable to the Subadviser will also be subject to the approval of the Trustees and a majority of the applicable Fund's outstanding shares. Unless terminated, the Investment Advisory Agreement and the Subadvisory Agreement continue in full force and effect until June 30, 2000, and for successive periods of one year thereafter, but only as long as each such continuance is approved annually by a majority vote of the Trustees or by a vote of the holders of a majority of the outstanding shares of the applicable Fund, but in either event it also must be approved by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement and the Subadvisory Agreement may be terminated without penalty by any party upon 60 days' written notice and automatically terminates in the event of its assignment. In the event of termination, or at the request of PIC, the Trust and the Funds will eliminate all reference to "Phoenix" from their names. Upon such request, PIC has agreed to submit the question of continuing the Investment Advisory Agreement to a vote of the shareholders of the Trust. In the event of termination, or at the request of Seneca, the Trust and the Funds will eliminate all references to "Seneca" from their names. Upon such request, Seneca has agreed to submit the question of continuing the Subadvisory Agreement to a vote of the shareholders of the Trust.

     Gail P. Seneca, President and Trustee of the Trust, Sandra J. Westhoff, Treasurer of the Trust, and Thomas N. Steenburg, Secretary of the Trust, are each an "affiliated person" of the Trust (as defined in the 1940 Act). Gail P. Seneca, as Chief Executive and Investment Officer and owner of more than 5% of the equity of Seneca, and Sandra J. Westhoff, as Chief Operating Officer of Seneca, are each an "affiliated person" of Seneca. Thomas N. Steenburg, as Vice President, Secretary and Counsel of PIC and Secretary, General Counsel and Compliance Officer of Seneca, is an "affiliated person" of PIC and Seneca.

     In the management of the Trust and their other accounts, the Subadviser allocates investment opportunities to all accounts for which they are, in the Subadviser's judgment, appropriate, subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are generally allocated in proportion to net assets. In some cases this procedure may have an adverse effect on the price or volume of the security as far as the Funds are concerned. See also "Portfolio Brokerage."

     In an attempt to avoid any potential conflict with portfolio transactions for the Funds, the Adviser, Subadviser and the Trust, on behalf of each Fund, have adopted restrictions on personal securities trading by personnel of the Adviser, Subadviser and their affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition on purchasing initial public offerings of securities.

     Each Fund bears all expenses of its own operation (subject to the expense limitations described above), which expenses include: (i) fees and expenses of any investment adviser or administrator of the Fund; (ii) organization expenses of the Trust; (iii) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (iv) brokers' commissions; (v) payment for portfolio pricing services to a pricing agent, if any; (vi) legal, accounting or auditing expenses; (vii) interest, insurance premiums, taxes or governmental fees; (viii) fees and expenses of the transfer agent of the Funds;
(ix) the cost of preparing stock certificates or any other expenses, including, without limitation, clerical expenses of issue, redemption or repurchase of shares of the Fund; (x) the expenses of and fees for registering or qualifying shares of the Funds for sale and of maintaining the registration of the Funds;
(xi) a portion of the fees and expenses of Trustees who are not affiliated with the Adviser or Subadviser; (xii) the cost of preparing and distributing reports and notices to existing shareholders, the SEC and other regulatory authorities;
(xiii) fees or disbursements of custodians of the Funds' assets, including expenses incurred in the performance of any obligations enumerated by the Agreement and Declaration of Trust or By-Laws of the Trust insofar as they govern agreements with any such custodian; (xiv) costs in connection with annual or special meetings of shareholders, including proxy material preparation, printing and mailing; (xv) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Funds' business; and (xvi) distribution fees and service fees applicable to each class of shares.

     The Funds' Investment Advisory and Subadvisory Agreements each provide that the Adviser and Subadviser may render similar services to others so long as the services provided thereunder are not impaired thereby.


                                THE DISTRIBUTOR


     PEPCO also acts as the Distributor for the Funds and as such will conduct a continuous offering pursuant to a "best efforts" arrangement requiring it to take and pay for only such securities as may be sold to the public. PEPCO is an indirect wholly-owned subsidiary of Phoenix Home Life and an affiliate of the Adviser and Subadviser. Shares of the Funds may be purchased through investment dealers who have sales agreements with the Distributor.

     For the fiscal year ended September 30, 1998, purchasers of shares of the Funds paid aggregate sales charges of $14,891, of which the distributor received net commissions of $1,566 for its services, the balance being paid to dealers.


     The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the appropriate Class of outstanding voting securities of the Funds, or by vote of a majority of the Funds' Trustees who are not parties to the Underwriting Agreement or "interested persons" of any party and who have no direct or indirect financial interest in the operation of the distribution plans or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its assignment.

     Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as set forth below.


                                                                                   Dealer Discount
                                         Sales Charge          Sales Charge         or Agency Fee
       Amount of Transaction            as Percentage          as Percentage       as Percentage of
         at Offering Price            of Offering Price     of Amount Invested      Offering Price
----------------------------------   -------------------   --------------------   -----------------
   Less than $50,000                         4.75%                  4.99%                4.25%
   $50,000 but under $100,000                4.50%                  4.71%                4.00%
   $100,000 but under $250,000               3.50%                  3.63%                3.00%
   $250,000 but under $500,000               3.00%                  3.09%                2.75%
   $500,000 but under $1,000,000             2.00%                  2.04%                1.75%
   $1,000,000 or more                        None                   None                 None

     In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

     Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements; (b) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million but under $3 million, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million. If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933.


Administrative Services

     Equity Planning also acts as administrative agent of the Trust and as such performs administrative, bookkeeping and pricing functions for the Funds. For its services, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc., as subagent, plus (2) the documented cost to Equity Planning to provide financial reporting and tax services and to oversee the subagent's performance. The current fee schedule of PFPC Inc. is based upon the average of the aggregate daily net asset values of each Fund, at the following incremental annual rates.



  First $200 million                          .085%
  $200 million to $400 million                .05%
  $400 million to $600 million                .03%
  $600 million to $800 million                .02%
  $800 million to $1 billion                  .015%
  Greater than $1 billion                     .0125%


     Percentage rates are applied to the aggregate daily net asset values of the Funds. PFPC Inc. also charges minimum fees and additional fees for each additional class of fund shares. Equity Planning retains PFPC Inc. as subagent for each of the funds for which Equity Panning serves as administrative agent. PFPC Inc. agreed to a modified fee structure and waived certain charges. Because PFPC Inc.'s arrangement would have favored smaller funds over larger funds, Equity Planning reallocates PFPC Inc.'s overall asset-based charges among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund. As a result, the PFPC Inc. charges to the Funds are expected to be slightly less than the amount that would be found through direct application of the table illustrated above.

     Under a prior administration agreement in effect through December 31, 1998, PEPCO received a fee for administrative services based on the sum of (i)
 .08% of the first $125 million average net assets, plus (ii) .06% of the next $125 million average net assets, plus (iii) .04% of the average net assets above $250 million, subject to a minimum fee of $55,000. Additionally, PEPCO was entitled to $5,000 annually for each class of shares of each Fund for performing Blue Sky and certain other administrative services. For administrative services during the fiscal year ended September 30, 1998, PEPCO and Seneca received $216,843.


                              DISTRIBUTION PLANS

     The Funds have adopted separate distribution plans under Rule 12b-1 of the 1940 Act for each Class of Shares of the Funds other than Class X (the "Class A Plan," the "Class B Plan," the "Class C Plan" and collectively the "Plans"). The Plans require the Funds to pay the Distributor for furnishing shareholder services and to permit the Funds to reimburse the Distributor for expenses incurred in connection with activities intended to promote the sale of shares of each Class of Shares of the Funds.


     Pursuant to the Plans, the Funds pay the Distributor 0.25% annually of the average daily net assets of the Funds' Class A, Class B and Class C Shares for furnishing shareholder services and reimburse the Distributor monthly for actual distribution related expenses of the Distributor up to 0.75% annually of the average daily net assets of the Funds' Class B and Class C Shares. Expenditures under the Plans for sale and promotion consist of: (i) commissions to sales personnel for selling shares of the Funds (including underwriting commissions and finance charges related to the payment of commissions); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Phoenix Funds for services rendered in connection with the sale and distribution of shares of the Funds; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Funds' Prospectus and Statement of Additional Information for distribution to potential investors; and (vii) such other similar services that the Trustees of the Trust determine are reasonably calculated to result in the sale of shares of the Funds.


     From the Service Fee the Distributor expects to pay a quarterly fee to qualifying broker/dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are re-allowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.

     From its own resources or pursuant to the Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

     Expenses not reimbursed during any year, because of the limitations on reimbursements, may be carried over and paid in future years when actual expenses are less than the respective limits under each Plan. In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Funds' shareholders; or services providing the Funds with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.


     On a quarterly basis, the Funds' Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By its terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Funds' Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs which the Funds may bear pursuant to the Plans without approval of the shareholders of that Class of the Funds and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while they are in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may be terminated at any time by vote of the Plan Trustees or a majority of the outstanding shares of the relevant Class of the Funds.

     The National Association of Securities Dealers, Inc. ("NASD"), regard certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.


     For the fiscal year ended September 30, 1998 the Funds paid Rule 12b-1 Fees in the amount of $36,892, of which the Distributor received $22,816, W.S. Griffith & Co., an affiliate, received $80 and unaffiliated broker-dealers received $13,996. The Rule 12b-1 payments were used for (1) compensation to dealers, $26,173; (2) printing and mailing of prospectuses to other than current shareholders, $38,266; and (3) other, $100,358. The Distributor's expenses from selling and servicing Class B Shares may be more than the payments received from contingent deferred sales charges collected on redeemed shares and from the Fund under the Class B Plan. Those expenses may be carried over and paid in future years. At September 30, 1998, the end of the last Plan year, the Distributor had incurred unreimbursed expenses under the Class B Plan of $12,383 (equal to 0.01% of the Fund's net assets) which have been carried over into the present Class B Plan year.



                                NET ASSET VALUE

     Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of securities of the Funds. The net asset value per share of each class of each Fund is determined once daily, Monday through Friday as of the close of trading on the NYSE (normally 4:00 P.M. New York City time) on each day the Trust is "open for business" (as defined in the Prospectus). A Fund need not determine its net asset value on any day during which its shares were not tendered for redemption and the Trust did not receive any order to purchase or sell shares of that Fund. In accordance with procedures approved by the Trustees, the net asset value per share of each class of each Fund is calculated by determining the value of the net assets attributable to each class of that Fund and dividing by the number of outstanding shares of that class. The NYSE is not open for trading on weekends or on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The public offering price per share of a class of a Fund is the net asset value per share of that class of that Fund next determined after receipt of an order. Orders for shares that have been received by the Trust or the Transfer Agent before the close of regular trading of the NYSE are confirmed at the offering price effective at the close of regular trading of the NYSE on that day, while orders received subsequent to the close of regular trading of the NYSE will be confirmed at the offering price effective at the close of regular trading of the NYSE on the next day on which the net asset value is calculated.

     Bonds and other fixed-income securities (other than short-term obligations but including listed issues) in a Fund's portfolio are valued on the basis of valuations furnished by a pricing service that uses both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, when such valuations are believed to reflect the fair value of such securities.

     In determining the net asset value, unlisted securities for which market quotations are available are valued at the last reported sales price or, if no sales are reported or such pricing is not provided, the mean between the most recent bid and asked prices. Securities, options on securities, futures contracts and options thereon that are listed or admitted to trading on a national exchange, are valued at their last sale on such exchange prior to the time of determining net asset value; or if no sales are reported on such exchange on that day, at the mean between the most recent bid and asked price. Securities listed on more than one exchange shall be valued on the exchange the security is most extensively traded. Quotations of foreign securities in foreign currency will be converted to U.S. Dollar equivalents using foreign exchange quotations received from independent dealers. Short-term investments having a maturity of 60 days or less will be valued at amortized cost, when the Trustees determine that amortized cost is their fair market value. Certain debt securities for which daily market quotations are not available may be valued, pursuant to guidelines established by the Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quotations are not readily available will be valued at fair value as determined in good faith by the Trustees.

     For purposes of determining the net asset value of the Funds' shares, options transactions will be treated as follows: When a Fund sells an option, an amount equal to the premium received by that Fund will be included in that Fund's accounts as an asset and a deferred liability will be created in the amount of the option. The amount of the liability will be marked to the market to reflect the current market value of the option. If the option expires or if that Fund enters into a closing purchase transaction, that Fund will realize a gain (or a loss if the cost of the closing purchase exceeds the premium received), and the related liability will be extinguished. If a call option contract sold by a Fund is exercised, that Fund will realize the gain or loss from the sale of the underlying security and the sale proceeds will be increased by the premium originally received.


                               HOW TO BUY SHARES

     The minimum initial investment is $500 and the minimum subsequent investment is $25 for Class A, Class B and Class C Shares. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. The minimum initial investment for Class X Shares is $250,000, and the minimum subsequent investment for Class X Shares is $10,000. Completed applications for the purchase of shares should be mailed to: Phoenix-Seneca Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

     The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.


                       ALTERNATIVE PURCHASE ARRANGEMENTS

     Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Each Fund also offers one Class of Shares (Class X Shares) that may be purchased by certain institutional investors at a price equal to their net asset value per share. Orders received by dealers prior to the close of trading on the New York Stock Exchange are confirmed at the offering price effective at that time, provided the order is received by the Distributor prior to its close of business.

     The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Trust, the accumulated continuing distribution and services fees and contingent deferred sales charges on Class B or C Shares would be less than the initial sales charge and accumulated distribution and services fees on Class A Shares purchased at the same time.

     Dividends paid by the Funds, if any, with respect to each Class of Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and service fees relating to each Class of Shares will be borne exclusively by that class. See "Dividends, Distributions and Tax Status."

Class A Shares

     Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to ongoing service fees at an annual rate of 0.25% of the Trust's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

Class B Shares

     Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions.

     Class B Shares are subject to ongoing distribution and service fees at an annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and service fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in the Funds' Prospectus. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

     Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and service fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

     For purposes of conversion, Class B Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's Trust account (other than those in the sub-account) convert to Class A, a pro rata portion of the Class B Shares in the sub-account will also convert to Class A Shares.

Class C Shares

     Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to ongoing distribution and services fees of up to 1.00% of the Funds' aggregate average daily net assets attributable to Class C Shares. See the Funds' current Prospectus for more information.

Class X Shares

     Class X Shares are offered without any sales charges to institutional investors, such as pension and profit sharing plans, other employee benefit trusts, investment advisers, endowments, foundations and corporations, and others who purchase the minimum amounts.

Class A Shares--Reduced Sales Charges

     Investors choosing Class A Shares may be entitled to reduced sales charges. The five ways in which sales charges may be avoided or reduced are described below.

     Qualified Purchasers. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A
Shares: (1) any trustee, director or officer of the Phoenix Funds, Phoenix-Engemann Funds, Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any corporate affiliate of either or both the Adviser and Distributor (an "Affiliated Phoenix Fund");
(2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (3) or (5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix Home Life, Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (10) any person with a direct rollover transfer of shares from an established Phoenix Fund, Phoenix-Engemann Fund, or Phoenix-Seneca Fund qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds, Phoenix-Engemann Funds, or Phoenix-Seneca Funds if, in connection with the purchase or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Funds, Phoenix-Engemann Funds, or Phoenix-Seneca Funds purchase and that a sales charge was paid; (16) any deferred compensation plan established for the benefit of any Phoenix Fund, Phoenix-Engemann Funds, or Phoenix-Seneca Funds trustee or director; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund;
(17) purchasers of Class A Shares bought through investment advisors and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (19) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of the investors described in (17) through (19) may be charged a fee by the broker, agent or financial intermediary for purchasing shares); or (20) investors who purchase shares through mutual fund supermarkets and other sponsors or similar strategic arrangements provided that such investors owned shares purchased through such supermarkets or strategic arrangements on July 1, 1998, and continue to own such shares.

     Combination Purchase Privilege. Your purchase of any class of shares of the Phoenix-Seneca Funds or any other Affiliated Phoenix Fund, (other than Phoenix Money Market Fund Series Class A Shares), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

     Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of the Phoenix-Seneca Funds or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund Series Class A Shares), if made by the same person within a thirteen month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C or B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

     Right of Accumulation. Your purchase of any class of shares of the Phoenix-Seneca Funds or any other Affiliated Phoenix Fund, if made over time by the same person may be added together to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.

     Associations. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge;
(3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Class B and C Shares--How To Obtain Reduced Deferred Sales Charges

     The CDSC is waived on the redemption (sale) of Class B and C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 70-1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) based on the exercise of exchange privileges among Class B and C Shares of the Phoenix-Seneca Funds or any other Affiliated Phoenix Fund; (f) based on any direct rollover transfer of shares from an established Phoenix-Seneca Fund or any other Affiliated Phoenix Fund qualified plan into a Phoenix-Seneca Fund or any other Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (g) based on the systematic withdrawal program (Class B Shares only). If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B or C Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.

Conversion Feature--Class B Shares

     Class B Shares will automatically convert to Class A Shares of the same Fund eight years after they are purchased. Conversion will be on the basis of the then prevailing net asset value of Class A and B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution and service fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution and service fees for an indefinite period. Even if the Funds were unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Funds.


                           INVESTOR ACCOUNT SERVICES

     The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges as described in the Funds' current Prospectus. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at (800) 243-1574.

     Exchanges. Under certain circumstances, shares of any Phoenix-Seneca Fund may be exchanged for shares of the same Class of another Phoenix-Seneca Fund or any other Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Fund, Series, or Portfolio, except if made in connection with the systematic exchange privilege described below. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Affiliated Phoenix Fund, if currently offered. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see "Dividends, Distributions and Tax Status").


     Systematic Exchanges. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Affiliated Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge.


     Dividend Reinvestment Across Accounts. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Affiliated Phoenix Funds at net asset value. You should obtain a current prospectus and consider the objectives and policies of each fund carefully before directing dividends and distributions to another fund. Reinvestment election forms and prospectuses are available from the Transfer Agent. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.


     Systematic Withdrawal Program. The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

     Shareholders participating in the Systematic Withdrawal Program must own shares of a Series worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. Participants in the Program redeeming Class C Shares will be subject to any applicable contingent deferred sales charge. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

     Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.


                              HOW TO REDEEM SHARES

     Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for a Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more. Redemptions by Class B and C shareholders will be subject to the applicable deferred sales charge, if any.

     The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

Redemption of Small Accounts

     Each shareholder account in the Funds which has been in existence for at least one year and has a value of less than $200 may be redeemed upon the giving of not less than 30 days written notice to the shareholder mailed to the address of record. During the 30 day period the shareholder has the right to add to the account to bring its value to $200 or more. See the Funds' current Prospectus for more information.

Telephone Redemptions

     Shareholders may redeem up to $50,000 worth of their shares by telephone. See the Funds' current Prospectus for additional information.

By Check (Phoenix-Seneca Bond Fund Only)

     Any shareholder of this Fund may elect to redeem shares held in his account by check. Checks will be sent to an investor upon receipt by the Transfer Agent of a completed application and signature card (attached to the application). If the signature card accompanies an individual's initial account application, the signature guarantee section of the form may be disregarded. However, the Trust reserves the right to require that all signatures be guaranteed prior to the establishment of a check writing service account. When an authorization form is submitted after receipt of the initial account application, all signatures must be guaranteed regardless of account value.

     Checks may be drawn payable to any person in an amount of not less than $500, provided that immediately after the payment of the redemption proceeds the balance in the shareholder's account is $500 or more.

     When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed to cover the amount of the check. The number of shares to be redeemed will be determined on the date the check is received by the Transfer Agent. Presently there is no charge to the shareholder for the check writing service, but this may be changed or modified in the future upon two weeks written notice to shareholders. Checks drawn from Class B and Class C accounts are subject to the applicable deferred sales charge, if any.

     The checkwriting procedure for redemption enables a shareholder to receive income accruing on the shares to be redeemed until such time as the check is presented to the Transfer Agent for payment. Inasmuch as canceled checks are returned to shareholders monthly, no confirmation statement is issued at the time of redemption.

     Shareholders utilizing withdrawal checks will be subject to the Transfer Agent's rules governing checking accounts. A shareholder should make sure that there are sufficient shares in his account to cover the amount of any check drawn. If insufficient shares are in the account and the check is presented to the Transfer Agent on a banking day on which the Trust does not redeem shares (for example, a day on which the New York Stock Exchange is closed), or if the check is presented against redemption proceeds of an investment made by check which has not been in the account for at least fifteen calendar days, the check may be returned marked "Non-sufficient Funds" and no shares will be redeemed. A shareholder may not close his account by a withdrawal check because the exact value of the account will not be known until after the check is received by the Transfer Agent.

Redemption in Kind

     To the extent consistent with state and federal law, the Funds may make payment of the redemption price either in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.


Account Reinstatement Privilege

     Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Funds' current prospectus for more information.


                    DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     Each Fund within the Trust is separate for investment and accounting purposes and is treated as a separate entity for federal income tax purposes.

     A regulated investment company qualifying under Subchapter M of the Code is not subject to federal income tax on distributed amounts to the extent that it distributes annually its taxable and, if any, tax-exempt net investment income and net realized capital gains in accordance with the timing requirements of the Code. For each taxable year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Code. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed at corporate rates.

     Qualification of a Fund for treatment as a regulated investment company under the Code requires, among other things, that (a) at least 90% of a Fund's annual gross income, without offset for losses from the sale or other disposition of stock or securities or other transactions, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) the Fund distribute at least annually to its shareholders as dividends at least 90% of its taxable and tax-exempt net investment income, the excess of net short-term capital gain over net long-term capital loss earned in each year and any other net income (except for the excess, if any, of net long-term capital gain over net short-term capital loss, which need not be distributed in order for the Fund to be treated as a regulated investment company but such amount is taxed to the Fund if it is not distributed); and (c) the Fund diversify its assets so that, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5% of the fair market value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses.

     Each Fund is subject to a 4% nondeductible federal excise tax on amounts required to be but not distributed, as determined under a prescribed formula. The formula requires that a Fund distribute (or be deemed to have distributed) to shareholders during a calendar year at least 98% of the Fund's ordinary income (not including tax-exempt interest) for the calendar year, at least 98% of the excess of its capital gains over the capital losses realized during the one-year period ending October 31 during such year, as well as any income or gain (as so computed) from the prior calendar year that was not distributed for such year and on which the Fund paid no federal income tax. Each Fund has distribution policies that should generally enable it to avoid liability for this tax.

     Net investment income for each Fund is the Fund's investment income less its expenses. Dividends from taxable net investment income and the excess, if any, of net short-term capital gain over net long-term capital loss of a Fund are treated under the Code as ordinary income, and dividends from net long-term capital gain in excess of net short- term capital loss ("capital gain dividends") are treated under the Code as long-term capital gain, for federal income tax purposes. These dividends are paid after taking into account, and reducing the distribution to the extent of, any available capital loss carryforwards. Distributions from a Fund's current or accumulated earnings and profits, as computed for Federal income tax purposes, will be treated as described above whether taken in shares or in cash. Certain distributions received in January may be treated as if paid by a Fund and received by a shareholder on December 31 of the prior year.


     Dividends, including capital gain dividends, paid by a Fund shortly after a shareholder's purchase of shares have the effect of reducing the net asset value per share of his shares by the amount per share of the dividend distribution. Although such dividends are, in effect, a partial return of the shareholder's purchase price to the shareholder, they may be characterized as ordinary income or capital gain as described above.


     Equity options (including options on stock and options on narrow-based stock indices) and over-the-counter options on debt securities written or purchased by a Fund are subject to tax the character of which will be determined under Section 1234 of the Code. In general, no loss is recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of such option, on the Fund's holding period for such option, and in the case of an exercise of a put option, on the Fund's holding period for the underlying security. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying stock or security or a substantially identical stock or security in the Fund's portfolio. The exercise of a call option purchased by a Fund is not a taxable transaction for the Fund. If a Fund writes a put or call option, no gain is recognized upon its receipt of a premium. If such option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, whether the gain or loss is long-term or short-term depends on the holding period of the underlying stock or security. The exercise of a put option written by a Fund is not a taxable transaction for the Fund.


     All futures contracts and foreign currency contracts entered into by a Fund and all listed nonequity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) are governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position are treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund's taxable year, all outstanding Section 1256 positions are marked to market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss recognized as 60% is long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund's portfolio.


     Because options, futures and currency activities of a Fund may increase the amount of gains from the sale of securities or investments held or treated as held for less than three months, the Funds may limit these transactions in order to comply with the 30% limitation described above.


     Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short- term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock written by a Fund.


     Positions of a Fund which consist of at least one debt security not governed by Section 1256 and at least one futures or currency contract or listed nonequity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such debt security are treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a regulated investment company for federal income tax purposes.

     These special tax rules applicable to options, futures and currency transactions could affect the amount, timing and character of a Fund's income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short- term capital losses into long-term capital losses, and accelerating a Fund's income or deferring its losses.

     A Fund's investment in zero coupon securities or other securities having original issue discount (or market discount, if the Fund elects to include market discount in income currently) will generally cause it to realize income prior to the receipt of cash payments with respect to these securities. The mark to market rules described above may also require a Fund to recognize gains without a concurrent receipt of cash. In such case, a Fund will not be able to purchase additional income producing securities with the cash generated by the sale of such securities but will be required to use such cash to make such required distributions, and its current portfolio income may ultimately be reduced accordingly. In order to distribute this income or gains, maintain its qualification as a regulated investment company, and avoid federal income or excise taxes, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

     The Funds may be subject to foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) derived from foreign securities. These taxes may be reduced or eliminated under the terms of applicable tax treaties. However, the Funds will not be eligible to pass through to shareholders any foreign tax credits or deductions for foreign taxes paid by the Funds that are not thus reduced or eliminated. Certain foreign exchange gains and losses realized by the Funds with respect to such securities or related currency transactions will generally be treated as ordinary income and losses. Certain uses of foreign currency and investments by the Funds in certain "passive foreign investment companies" may be limited in order to avoid adverse tax consequences for the Funds (or an election, if available, may be made with respect to such investments).

     Different tax treatment, including a penalty on certain distributions, excess contributions or other transactions is accorded to accounts maintained as IRAs or other retirement plans. Investors should consult their tax advisers for more information.

     Redemptions, including exchanges, of shares may give rise to recognized gains or losses, except as to those investors subject to tax provisions that do not require them to recognize such gains or losses. All or a portion of a loss realized upon the redemption of shares may be disallowed under "wash sale" rules to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder's sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gains with respect to such shares.

     The Trust is organized as a Delaware business trust, and neither the Trust nor the Funds are subject to any corporate excise or franchise tax in the State of Delaware, nor are they liable for Delaware income taxes provided that each Fund qualifies as a regulated investment company for federal income tax purposes and satisfies certain income source requirements of Delaware law.

     The foregoing discussion of U.S. federal income tax law does not address the special tax rules applicable to certain classes of investors, such as insurance companies. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on Fund distributions treated as ordinary dividends.

     This discussion of the federal income tax treatment of the Funds and their distributions is based on the federal income tax law in effect as of the date of this Statement of Additional Information. Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information and about the possible application of state, local and foreign taxes in light of their particular tax situations.


                              PORTFOLIO BROKERAGE

     It is the general policy of the Trust not to employ any broker in the purchase or sale of securities for a Fund's portfolio unless the Trust believes that the broker will obtain the best results for the Fund, taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker's facilities, reliability and financial responsibility. Commission rates, being a component of price, are considered together with such factors. The Trust is not obligated to deal with any broker or group of brokers in the execution of transactions in portfolio securities.

     In selecting brokers to effect transactions on securities exchanges, the Trust considers the factors set forth in the first paragraph under this heading and any investment products or services provided by such brokers, subject to the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Section 28(e) specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest rate available. To obtain the benefit of
Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion." Accordingly, if the Trust determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research products and services provided by such broker, the Trust may pay commissions to such broker in an amount greater than the amount another firm might charge. Research products and services provided to the Trust include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses) providing lawful and appropriate assistance to the Subadviser and its affiliates in the performance their decision-making responsibilities.


     Each year, the Subadviser will consider the amount and nature of the research products and services provided by other brokers as well as the extent to which such products and services are relied upon, and attempt to allocate a portion of the brokerage business of their clients, such as the Trust, on the basis of such considerations. In addition, brokers sometimes suggest a level of business they would like to receive in return for the various services they provide. Actual brokerage business received by any broker may be less than the suggested allocations, but can (and often does) exceed the suggestions, because total brokerage is allocated on the basis of all the considerations described above. In no instance is a broker excluded from receiving business because it has not been identified as providing research services. As permitted by Section 28(e), the investment information received from other brokers may be used by the Investment Adviser (and its affiliates) in servicing all its accounts and not all such information may be used by the Subadviser, in its capacity as the Subadviser, in connection with the Trust. Nonetheless, the Trust believes that such investment information provides the Trust with benefits by supplementing the research otherwise available to the Trust.


     In certain instances there may be securities that are suitable for a Fund's portfolio as well as for that of another Fund or one or more of the other clients of the Subadviser. Investment decisions for a Fund and for the Subadviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Trust believes that over time its ability to participate in volume transactions will produce better executions for the Funds. When appropriate, orders for the account of the Funds are combined with orders for other investment companies or other clients advised by the Subadviser, including accounts (such as investment limited partnerships) in which the Investment Adviser or affiliated or associated persons of the Subadviser are investors or have a financial interest, in order to obtain a more favorable commission rate. When the same security is purchased for a Fund and one or more other funds or other clients on the same day, each party pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.



     For the fiscal years ended September 30, 1996, 1997 and 1998, the Funds paid brokerage commissions of $31,875, $212,930 and $214,000, respectively. The increase in brokerage commissions paid by the Funds from 1996 to 1997 was due to the significant growth in assets during the 1997 fiscal year.



                              PORTFOLIO TURNOVER


     The annual portfolio turnover rate of a Fund is calculated by dividing the lesser of the purchase or sales of a Fund's portfolio securities for the year by the monthly average of the value of the portfolio securities owned by that Fund during the year. The monthly average is calculated by totalling the values of the portfolio securities as of the beginning and end of the first month of the year and as of the end of the succeeding 11 months and dividing the sum by
13. In determining portfolio turnover, securities (including options) that have maturities at the time of acquisition of one year or less ("short-term securities"), are excluded. A turnover rate of 100% would occur if all of a Fund's portfolio securities (other than short-term securities) were replaced once in a period of one year. It should be noted that if a Fund were to write a substantial number of options which are exercised, the portfolio turnover rate of that Fund would increase. Increased portfolio turnover results in increased brokerage costs that the Trust must pay.



     To the extent their portfolios are traded for short-term market considerations and turnover exceeds 100%, the Funds' annual turnover rate could be higher than most mutual funds. The portfolio turnover during the Funds' first fiscal year (1996) was somewhat lower than what may be considered normal as the Funds were accumulating assets and experienced few investor redemptions. During the 1997 fiscal year, the Funds experienced rapid growth in assets which increased the Funds' portfolio turnover ratios. In addition, market volatility in the equity markets produced increased trading opportunities for the Phoenix-Seneca Growth and Phoenix-Seneca Mid-Cap "EDGE"(SM) Funds.

                            MANAGEMENT OF THE TRUST


     The Trustees have responsibility for management of the business of the Trust. The officers of the Trust are responsible for its day to day operation. Set forth below is certain information concerning the Trustees and officers.


                             TRUSTEES AND OFFICERS



     Name and Title               Address           Age          Principal Occupations During Past Five Years
------------------------ ------------------------- ----- -----------------------------------------------------------
Gail P. Seneca,*         909 Montgomery Street      45   Ms. Seneca has been President and a Trustee of the Trust
President and Trustee    San Francisco, CA 94133         since February 1996. Since January 1998, she has
                                                         served as Vice President of National Securities &
                                                         Research Corporation, an affiliate of PIC and PEPCO.
                                                         Since July 1, 1996, she has been President and Chief
                                                         Executive and Investment Officer of Seneca. Since
                                                         November 1989, she has been Chief Executive and
                                                         Investment Officer and a managing general partner of
                                                         GMG/Seneca.

Sandra J. Westhoff,*     909 Montgomery Street      39   Ms. Westhoff has been Treasurer of the Trust since
Treasurer                San Francisco, CA 94133         February 1996. She also served as a Trustee of the Trust
                                                         from February 1996 to February 1998. From September
                                                         1994 to present, she has been Chief Administrative
                                                         Officer of GMG/Seneca, and, since July 1, 1996, Chief
                                                         Operating Officer of Seneca. From 1989 to 1994, she was
                                                         Director of Finance for the San Francisco Newspaper
                                                         Agency.

Thomas N. Steenburg,*    56 Prospect Street         49   Mr. Steenburg has been Secretary of the Trust since March,
Secretary                Hartford, CT 06115              1998. He has also held the following positions: Secretary,
                                                         General Counsel and Compliance Officer of Seneca since
                                                         June 1997; Vice President, Secretary and Counsel of PIC,
                                                         National Securities & Research Corporation, Phoenix
                                                         Investment Partners, Ltd. and PEPCO since November
                                                         1995, Duff & Phelps Investment Management Co. since
                                                         January 1996 and Roger Engemann & Associates, Inc.
                                                         since March 1998; Vice President--Compliance of
                                                         Phoenix-Aberdeen International Advisers, LLC since May
                                                         1996; Assistant Secretary, Phoenix Funds since November
                                                         1995, Phoenix Duff & Phelps Institutional Mutual Funds
                                                         since February 1996 and Phoenix-Aberdeen Series Fund
                                                         since August 1996; and Counsel, Phoenix Home Life
                                                         Mutual Insurance Company from October 1991 through
                                                         November 1995.

Mary Ann Cusenza,**      909 Montgomery Street      41   Ms. Cusenza has been a Trustee of the Trust since
Trustee                  San Francisco, CA 94133         February 1996. She is currently a private investor. From
                                                         October 1996 to May 1998, she was Vice President and
                                                         Chief Financial Officer of Tularik Inc., a biotechnology
                                                         company. She joined Apple Computer, Inc. in 1985 and
                                                         was a Vice President and Treasurer of Apple Computer,
                                                         Inc. from 1992 until February 1996.


   Name and Title                Address            Age        Principal Occupations During Past Five Years
--------------------   --------------------------  ----- -------------------------------------------------------
Harry Dalzell-Payne      330 East 39th Street       69   Mr. Dalzell-Payne has been a Trustee of the Trust since
Trustee                  Apartment 29G                   1998. He has served as a Trustee/Director of the Phoenix
                         New York, NY 10016              Funds since 1983 and of Phoenix-Aberdeen Series Fund and
                                                         Phoenix Duff & Phelps Institutional Mutual Funds since
                                                         1996. He has also served as a Director of Duff & Phelps
                                                         Utilities Tax Free Income Inc. and Duff & Phelps Utility and
                                                         Corporate Bond Trust Inc. since 1995. Previously, he served as Director of Farragut Mortgage Co., Inc. from 1991 to
                                                         1994. Formerly, he was a Major General of the British Army.

Melinda Ellis Evers,**   909 Montgomery Street      37   Ms. Evers has been a Trustee of the Trust since February
Trustee                  San Francisco, CA 94133         1996. She is a founder and Vice President of Ellis
                                                         Partners, Inc., a real estate investment firm, established in 1993.

Paul E. Erdman,**        909 Montgomery Street      65   Mr. Erdman has been a Trustee of the Trust since
Trustee                  San Francisco, CA 94133         February 1996. He is an economist and novelist, and,
                                                         since 1979, has served on the Board of Advisors of The
                                                         University of Georgetown School of Foreign Service.

Norman W. Douglass       72 Spring Lane             65   Mr. Douglass has been a Trustee of the Trust since 1998.
Trustee                  West Hartford, CT 06107         He is a seasoned investment manager with over 38 years of
                                                         investment experience. Most recently he was Investment
                                                         Advisor at Crossroads Investment Advisors, L.P., from
                                                         1994 to 1998. From 1967 to 1993, he was an investment
                                                         manager with Phoenix Home Life Mutual Insurance Company,
                                                         where he was head of fixed income operations for fifteen
                                                         years.


     ---------------
 * "Interested persons" within the meaning of the 1940 Act.

** Member of the Trust's Audit Committee.


Compensation of Trustees and Officers

     The Funds pay no compensation to its officers or Trustees affiliated with the Adviser or Subadviser. Each Trustee of the Trust who is not an "interested person" of the Trust ("Independent Trustee") receives a quarterly retainer of $2,500 and a fee of $2,500 for each regular, quarterly meeting of the Board of Trustees attended and is reimbursed for expenses incurred in connection with such attendance.

     The following table sets forth the compensation paid to the Trustees during the fiscal year ended September 30, 1998.



                                                                        Total
                                                 Pension or          Compensation
                            Aggregate       Retirement Benefits     from Trust and
                          Compensation        Accrued as Part        Fund Complex
   Name of Trustee       from the Trust     of Trust's Expenses       (14 Funds)
---------------------   ----------------   ---------------------   ---------------
Gail P. Seneca               $     0                --                 $     0
Mary Ann Cusenza             $20,000                --                 $20,000
Melinda Ellis Evers          $20,000                --                 $20,000
Paul E. Erdman               $20,000                --                 $20,000

     For services to the Funds and expenses during the last fiscal year, the Trustees received an aggregate of $60,000.



     Officers and Trustees of the Trust who are also principals in and employees of PIC or Seneca may receive indirect compensation by reason of investment advisory fees paid by the Trust to PIC in its capacity as the Adviser.

Principal Shareholders

     The following table sets forth information as of December 31, 1998 with respect to each person who owns of record or is known by the Trust to own of record or beneficially 5% or more of any class of the Trust's outstanding equity securities:

Name of                                                    Name of                       Number of       Percent
Shareholder                                             Fund and Class                    Shares         of Class
----------------------------------------   ---------------------------------------   ----------------   ---------
Amalg Bank of NY Cust                      Growth Fund Class A Shares                    89,360.4430        5.90
 UFCW Lcl 50 Pension Plan
 Amivest Corp. Disc Invt Mngr
 11-15 Union Sq.
 New York, NY 10459-2792

Bank of New York Cust FBO                  Growth Fund Class A Shares                   449,538.9530       29.67
 Amer Fed of Mus & Employer Pen Fund -
 Amivest Corp Dis Inv Mngr
 52 Williams St.
 New York, NY 10005-2802

Bank of New York Cust. For Equity League   Growth Fund Class A Shares                   266,691.7940       17.60
Pension Trust Fund
 Investment Advisor
 1 Wall St., 9th Flr.
 New York, NY 10005-2501

Bank of New York Cust Annuity FU of        Growth Fund Class A Shares                    92,016.6980        6.07
 Local One IATSE
 Amivest Corp.
 Master Tr/Cust Dept, Disc Invt Mgr 717
 ATTN: W. Biempi
 1 Wall St., 7th Flr.
 New York, NY 10005-2501

BT Alex Brown, Inc.                        Mid-Cap "EDGE"(SM) Class X Shares             73,600,3300       10.82
 FBO 761-00796-21                          Real Estate Securities Class X Shares        177,386.5200        8.85
 P.O. Box 1346
 Baltimore, MD 21203-1346

BT Alex Brown, Inc.                        Mid-Cap "EDGE"(SM) Class X Shares             66,813.0220        9.82
 FBO 761-80065-19
 P.O. Box 1346
 Baltimore, MD 21203-1346

BT Alex Brown, Inc.                        Real Estate Securities Class X Shares        177,386.5200        8.85
 FBO 761-00660-16
 P.O. Box 1346
 Baltimore, MD 21203-1346

Leonard R. Cowan, TTEE                     Bond Fund Class A Shares                       3,392.2730        5.12
 L.R. Cowan Co., Inc. PSP
 2222 W. Williams
 Phoenix, AZ 85027-1208

Frank X. Desanto TTEE                      Growth Fund Class B Shares                     6,317.9310        6.83
 Frank X. Desanto, DMD
 Mario V. Greco, DDS, PC
 Profit Sharing Plan
 1278 72nd St.
 Brooklyn, NY 11228-1505

Donaldson Lufkin Jenrette Securities       Bond Fund Class C Shares                       7,659.6280       15.90
Corp., Inc.                                Growth Fund Class C Shares                     3,474.3220       16.18
 P.O. Box 2052                             Mid-Cap "EDGE"(SM) Class C Shares              5,415.3480       29.11
 Jersey City, NJ 07303-2052                Real Estate Securities Class A Shares          5,824.2450        5.00
                                           Real Estate Securities Class C Shares          1,357.4190       13.95

Name of                                                Name of                        Number of        Percent
Shareholder                                         Fund and Class                     Shares          of Class
------------------------------------   ---------------------------------------   ------------------   ---------

First Trust Corp TTEE                  Mid-Cap "EDGE"(SM) Class C Shares                1,997.7420       10.74
 FBO Penne Goldstein (IRA)
 P.O. Box 173301
 Denver, CO 80217-3301

First Trust Corp TTEE                  Mid-Cap "EDGE"(SM) Class C Shares                  954.5030        5.13
 FBO Michael M. Turner (IRA)
 P.O. Box 173301
 Denver, CO 80217-3301

First Union National Bank              Growth Fund Class B Shares                       6,142.5060        6.64
 FBO Robert Young (IRA)
 Mutual Funds Div Procssg PA490
 530 Walnut St.
 Philadelphia, PA 19106-3620

Illinois Central Hospital Assoc.       Growth Fund Class X Shares                     113,025.5210        6.38
 Ken Novander, Luke LaRocca
 2024 Hickory Rd., Ste. 3
 Homewood, IL 60430-2125

MLPF&S for the sole benefit of its     Bond Fund Class A Shares                        12,426.7830       18.76
 customers                             Bond Fund Class B Shares                        18,947.7750       47.76
 ATTN: Fund Administration             Bond Fund Class C Shares                        21,324.8580       44.28
 4800 Deer Lake Dr., E., 3rd Flr.      Growth Fund Class B Shares                       9,735.5920       10.52
 Jacksonville, FL 32246-6484

Susan R. Mintz                         Real Estate Securities Class A Shares           18,322.3640       15.74
 3000 Saint Charles Ave., Apt. 415
 New Orleans, LA 70115-4473

Pacific Bank Cust                      Real Estate Securities Class X Shares          338,019.2380       16.86
 Blair Walker Stratford, TTEE
 Blair Walker Stratford 1994 Family
 Trust
 ATTN: Ginger Bradley
 100 Montgomery St.
 San Francisco, CA 94104-4397

Pacific Bank Cust                      Real Estate Securities Class X Shares          301,139.1210       15.02
 Walker Security Investments, LLC
 ATTN: Ginger Bradley
 100 Montgomery St.
 San Francisco, CA 94104-4397

Phoenix Equity Planning Corp.          Bond Fund Class A Shares                         9,634.6880       14.55
 ATTN: Corporate Accounting Dept.      Bond Fund Class B Shares                         9,600.5990       24.20
 c/o Gene Charon, Controller           Bond Fund Class C Shares                         9,599.7380       19.93
 100 Bright Meadow Blvd.               Growth Fund Class B Shares                       5,930.9790        6.41
 Enfield, CT 06082-1957                Growth Fund Class C Shares                       5,931.2790       27.63
                                       Mid-Cap "EDGE"(SM) Class B Shares                6,061.5730       26.25
                                       Mid-Cap "EDGE"(SM) Class C Shares                6,061.5730       32.58
                                       Real Estate Securities Class B Shares            8,309.0790       46.89
                                       Real Estate Securities Class C Shares            8,309.4340       85.37

Phoenix Home Life                      Bond Fund Class X Shares                     1,454,463.6610       54.46
 ATTN: Pam Levesque
 56 Prospect St.
 Hartford, CT 06103-2818

Name of                                                      Name of                      Number of       Percent
Shareholder                                               Fund and Class                    Shares        of Class
------------------------------------------   ---------------------------------------   ---------------   ---------

Phoenix Savings & Investment Plan            Mid-Cap "EDGE"(SM) Class A Shares            36,596.2230       11.63
 TTEEs
 c/o Howard Beardsley, HR 3E103
 100 Bright Meadow Blvd.
 P.O. Box 1900
 Enfield, CT 06083-1900

Resources Trust Company TTEE                 Growth Fund Class C Shares                    1,917.6170        8.93
 FBO Patrick L. Chavez (IRA)
 P.O. Box 5900
 Denver, CO 80217-5900

Resources Trust Company TTEE                 Mid-Cap "EDGE"(SM) Class B Shares             1,499.2360        6.49
 FBO Denise McMurphy-Austin (IRA)
 P.O. Box 5900
 Denver, CO 80217-5900

Resources Trust Company TTEE                 Mid-Cap "EDGE"(SM) Class B Shares             1,421.8530        6.16
 FBO Jean E. Johnson-Williams (IRA)
 P.O. Box 5900
 Denver, CO 80217-5900

Resources Trust Company TTEE                 Mid-Cap "EDGE"(SM) Class B Shares             1,178.8050        5.10
 FBO Carla White (IRA)
 P.O. Box 5900
 Denver, CO 80217-5900

Richard E. Ritchie                           Bond Fund Class B Shares                      3,903.6690        9.84
Helen A Ritchie, JT WROS
 502 Berkley Rd.
 Narberth, PA 19072-1707

Eunice B. Robinson, TTEE                     Real Estate Securities Class B Shares         8,830.5060       49.84
 Eunice B. Robinson Trust
 FBO Eunice B. Robinson
 585 Rosecarns
 San Diego, CA 92106-3456

Charles Schwab & Co., Inc.                   Bond Fund Class X Shares                    330,028.3130       12.36
 Reinvest Account                            Growth Fund Class X Shares                  174,572.3800        9.85
 ATTN: Mutual Fund Dept.                     Mid-Cap "EDGE"(SM) Class X Shares            70,777.7480       10.41
 101 Montgomery St.
 San Francisco, CA 94104-4122

Charles Schwab & Co., Inc.                   Growth Fund Class A Shares                  144,358.5960        9.53
 Special Custody Acct. for the Exclusive     Mid-Cap "EDGE"(SM) Class A Shares            56,147.3430       17.84
 Benefit of our Customers                    Real Estate Securities Class A Shares        42,070.3200       36.14
 ATTN: Mutual Fund Operations
 101 Montgomery St.
 San Francisco, CA 94104-4122

State Street Bank & Trust Co.                Bond Fund Class A Shares                     14,403.2770       21.75
 Custodian for the IRA Rollover of
 William Palmer
 RR 1 Box 1050
 Carmel, ME 04419-9704

Name of                                              Name of                      Number of       Percent
Shareholder                                       Fund and Class                    Shares        of Class
----------------------------------   ---------------------------------------   ---------------   ---------

State Street Bank & Trust Co.        Bond Fund Class A Shares                      4,086.2240        6.17
 Custodian for the IRA rollover of
 Sarah C. McCombs
 1727 Northfield Dr.
 Overland, MO 63114-2512

State Street Bank & Trust Co.        Bond Fund Class B Shares                      2,231.4390        5.63
 Custodian for the IRA of
 Frank R. Altieri, Sr.
 38 Wheeler Rd.
 Wayne, N.J. 07470-8206

State Street Bank & Trust Co.        Growth Fund Class C Shares                    1,769.7900        8.25
 C/F Roman Catholic Diocese of
 Des Moines TSA
 FBO Joanne G. Dalhoff
 2103 Fillmore Ave.
 Ames, IA 50010-4501

State Street Bank & Trust Co.        Mid-Cap "EDGE"(SM) Class B Shares             1,992.4570        8.63
 Custodian for the IRA rollover of
 Richard W. Thivierge
 1410 Mapleton Ave.
 Suffield, CT 06078-1341

State Street Bank & Trust Co.        Real Estate Securities Class A Shares         6,716.9840        5.77
 Custodian for the IRA of
 Nancy W. Silberman
 270 Euclid Ave.
 Winnetka, IL 60093-3605

Sterling Trust Co., TTEE             Growth Fund Class C Shares                    1,695.4270        7.90
 FBO Kevin H. Mogard (IRA)
 P.O. Box 2526
 Waco, TX 76702-2526

Robert A. Swanson, TTEE              Growth Fund Class X Shares                  168,431.1450        9.50
 Robert A. Swanson Charitable
 Remainder Trust
 c/o K & E Management Ltd.
 400 S. El Camino Real, Ste. 1289
 San Mateo, CA 94402-1704

Wheat First Securities, Inc.         Bond Fund Class C Shares                      3,037.2600        6.31
 Joseph A. Decapua (IRA)
 3700 Ranee St.
 Easton, PA 18045-3037



     As of December 31, 1998, the Trustees and officers of the Trust as a group owned less than 1% of the Funds outstanding shares.

                               OTHER INFORMATION

Capital Stock and Organization

     As a Delaware business trust, the Trust's operations are governed by its Agreement and Declaration of Trust dated December 18, 1995 (the "Declaration of Trust"). A copy of the Trust's Certificate of Trust, also dated December 18, 1995, is on file with the Office of the Secretary of State of the State of Delaware. Upon the initial purchase of shares, the shareholder agrees to be bound by the Trust's Declaration of Trust, as amended from time to time. Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Trust's Declaration of Trust expressly provides that the Trust has been organized under the Delaware Act and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as the Trust, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the Trust's shareholders could be subject to personal liability.

     To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees, (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any series of the Trust and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of Delaware law, the nature of the Trust's business and the nature of its assets, the risk of personal liability to a Fund shareholder is remote.

     The Declaration of Trust further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

     Under the Declaration of Trust, the Trust is not required to hold annual meetings to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. The Board is required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

     Shares of the Trust do not entitle their holders to cumulative voting rights, so that the holders of more than 50% of the outstanding shares of the Trust may elect all of the Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. As determined by the Trustees, shareholders are entitled to one vote for each dollar of net asset value (number of shares held times the net asset value of the applicable class of the applicable Fund).

     Pursuant to the Declaration of Trust, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in the existing four Funds. As of the date of this Statement of Additional Information, the Trustees have not determined to establish another series of shares in the Trust.

     Pursuant to the Declaration of Trust, the Trustees may establish and issue multiple Classes of Shares for each Fund. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of four Classes of Shares for each series, designated Class X, Class A, Class B and Class C Shares.

     Each share of each class of a Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund which are attributable to such class as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shares of each class of each Fund are entitled to receive their proportionate share of the assets which are attributable to such class of such Fund and which are available for distribution as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

     Subject to shareholder approval (if then required), the Trustees may authorize each Fund to invest all or part of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the Fund. As of the date of this Statement of Additional Information, the Trustees do not have any plan to authorize any Fund to so invest its assets.

     "Phoenix-Seneca Funds" is the designation of the Trust for the time being under the Declaration of Trust, and all persons dealing with a Fund must look solely to the property of that Fund for the enforcement of any claims against that Fund as neither the Trustees, officers, agents nor shareholders assume any personal liability for obligations entered into on behalf of a Fund or the Trust. No Fund is liable for the obligations of any other Fund. Since the Funds use combined prospectuses, however, it is possible that one Fund might become liable for a misstatement or omission in its prospectus regarding the other Fund with which its disclosure is combined. The Trustees have considered this factor in approving the use of the combined prospectuses.

Custodian

     The Custodian for the Trust is Investors Fiduciary Trust Company at 801 Pennsylvania Street, Kansas City, Missouri, 64105. In this capacity, the Custodian holds the assets of the Trust.


Transfer Agent

     Phoenix Equity Planning Corporation acts as transfer agent for the Trust and may enter into agreements with subagents to perform certain functions including: processing purchases, transfers and redemptions of shares; dividend disbursing agent; maintaining records and handling correspondence with respect to shareholder accounts. PEPCO has retained State Street as subagent and PEPCO will pay State Street's fee.

Independent Accountants

     PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, are the independent accountants for the Trust. Professional services performed by PricewaterhouseCoopers LLP include audits of the financial statements of the Trust, consultation on financial, accounting and reporting matters, review and consultation regarding various filings with the SEC and attendance at the meetings of the Audit Committee and Trustees. Deloitte & Touche LLP were the independent accountants for the Trust prior to 1998.

Financial Statements

     The Funds' financial statements for the fiscal years ended September 30, 1998 and 1997 are included in the Funds' 1998 Annual Report and 1997 Annual Report, respectively, and are incorporated herein by reference.

                                   APPENDIX


                      DESCRIPTION OF CERTAIN BOND RATINGS

Moody's Investors Service, Inc.

     Aaa--Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa--Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group the comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A--Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's also provides credit ratings for preferred stocks. Preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

     aaa--An issue that is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa--An issue that is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a--An issue that is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

     baa--An issue that is rated "baa" is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by establishing cash flows of funds for their servicing or by established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. A short term issue having a demand feature (i.e. payment relying on external liquidity and usually payable on demand rather than fixed maturity dates) is differentiated by Moody's with the use of the Symbol VMIG, instead of MIG.

     Moody's also provides credit ratings for tax-exempt commercial paper. These are promissory obligations (1) not having an original maturity in excess of nine months, and (2) backed by commercial banks. Notes bearing the designation P-1 have a superior capacity for repayment. Notes bearing the designation P-2 have a strong capacity for repayment.

Standard & Poor's Corporation

     AAA--Bonds rated AAA have the higher rating assigned by Standard & Poor's Corporation. Capacity to pay interest and repay principal is extremely strong.

     AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A--Bonds rated A have a very strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

     S&P's top ratings for municipal notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics. An "SP-2" designation indicates a satisfactory capacity to pay principal and interest.

     Commercial paper rated A-2 or better by S&P is described as having a very strong degree of safety regarding timeliness and capacity to repay. Additionally, as a precondition for receiving an S&P commercial paper rating, a bank credit line and/or liquid assets must be present to cover the amount of commercial paper outstanding at all times.

     The Moody's Prime-2 rating and above indicates a strong capacity for repayment of short-term promissory obligations.


                                   GLOSSARY

     Commercial Paper: Short-term promissory notes of large corporations with excellent credit ratings issued to finance their current operations.

     Certificates of Deposit: Negotiable certificates representing a commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

     Bankers' Acceptances: Negotiable obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually are backed by goods in international trade.

     Time Deposits: Non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time.

     Corporate Obligations: Bonds and notes issued by corporations and other business organizations in order to finance their long-term credit needs.

Phoenix-Seneca Growth Fund

                       INVESTMENTS AT SEPTEMBER 30, 1998

                                                             SHARES     VALUE
                                                             -------  ---------
COMMON STOCKS--91.0%
AUTO PARTS & EQUIPMENT--2.0%
  Dana Corp............................................      26,510   $ 989,154
                                                                      ---------
BANKS (MONEY CENTER)--1.6%
  NationsBank Corp.....................................      14,700     786,450
                                                                      ---------
BEVERAGES (ALCOHOLIC)--3.0%
  Anheuser-Busch Companies, Inc........................      26,840   1,449,360
                                                                      ---------
BROADCASTING (TELEVISION, RADIO & CABLE)--2.0%
  Chancellor Media Corp. (b)...........................      29,560     986,565
                                                                      ---------
CHEMICALS (DIVERSIFIED)--2.9%
  Monsanto Co..........................................      25,480   1,436,435
                                                                      ---------
COMMUNICATIONS EQUIPMENT--1.1%
  Lucent Technologies, Inc.............................       7,860     542,831
                                                                      ---------
COMPUTERS (HARDWARE)--7.0%
  Compaq Computer Corp.................................      29,880     944,955
  Dell Computer Corp. (b)..............................      22,920   1,506,990
  International Business Machines Corp.................       7,580     970,240
                                                                      ---------
                                                                      3,422,185
                                                                      ---------
COMPUTERS (NETWORKING)--1.4%
  Cisco Systems, Inc. (b)..............................      11,380     703,426
                                                                      ---------
COMPUTERS (PERIPHERALS)--1.9%
  EMC Corp. (b)........................................      16,500     943,594
                                                                      ---------

                                                             SHARES     VALUE
                                                             -------  ---------
COMPUTERS (SOFTWARE & SERVICES)--3.1%
  Microsoft Corp. (b)..................................      13,690   $1,506,756
                                                                      ---------
CONSUMER FINANCE--2.3%
  Household International, Inc.........................      29,350   1,100,625
                                                                      ---------
DISTRIBUTORS (FOOD & HEALTH)--3.0%
  Cardinal Health, Inc.................................      14,110   1,456,857
                                                                      ---------
ELECTRICAL EQUIPMENT--3.3%
  General Electric Co..................................      20,480   1,629,440
                                                                      ---------
ELECTRONICS (SEMICONDUCTORS)--4.5%
  Intel Corp...........................................      13,800   1,183,350
  Texas Instruments, Inc...............................      19,550   1,031,262
                                                                      ---------
                                                                      2,214,612
                                                                      ---------
FINANCIAL (DIVERSIFIED)--3.2%
  American Express Co..................................       8,770     680,771
  SunAmerica, Inc......................................      14,320     873,520
                                                                      ---------
                                                                      1,554,291
                                                                      ---------
FOODS--4.9%
  General Mills, Inc...................................      14,340   1,003,800
  Hershey Foods Corp...................................      20,210   1,383,122
                                                                      ---------
                                                                      2,386,922
                                                                      ---------

                       See Notes to Financial Statements                       7

Phoenix-Seneca Growth Fund

                                                             SHARES     VALUE
                                                             -------  ----------
HEALTH CARE (DIVERSIFIED)--7.1%
  Bristol-Myers Squibb Co..............................      14,900   $1,547,737
  McKesson Corp........................................      21,080    1,931,455
                                                                       ---------
                                                                       3,479,192
                                                                       ---------
HEALTH CARE (HOSPITAL MANAGEMENT)--2.3%
  Columbia/HCA Healthcare Corp.........................      55,220    1,107,851
                                                                       ---------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.5%
  Bausch & Lomb, Inc...................................      17,940      706,388
                                                                       ---------
HOUSEHOLD PRODUCTS (NON-DURABLES)--4.2%
  Colgate-Palmolive Co.................................      19,360    1,326,160
  Procter & Gamble Co..................................      10,380      736,331
                                                                        ---------
                                                                       2,062,491
                                                                       ---------
INSURANCE (MULTI-LINE)--2.3%
  Travelers Group, Inc.................................      30,310    1,136,625
                                                                       ---------
INSURANCE (PROPERTY-CASUALTY)--1.5%
  Allstate Corp........................................      17,280      720,360
                                                                       ---------
MANUFACTURING (DIVERSIFIED)--2.8%
  Tyco International Ltd...............................      24,400    1,348,100
                                                                       ---------
OIL & GAS (DRILLING & EQUIPMENT)--1.7%
  Schlumberger Ltd.....................................      16,000      805,000
                                                                       ---------
OIL (INTERNATIONAL INTEGRATED)--2.0%
  Exxon Corp...........................................      14,180      995,259
                                                                       ---------
RESTAURANTS--2.9%
  McDonald's Corp......................................      23,450    1,399,672
                                                                       ---------
RETAIL (BUILDING SUPPLIES)--1.9%
  Masco Corp...........................................      38,340      944,123
                                                                       ---------
RETAIL (FOOD CHAINS)--1.5%
  Safeway, Inc. (b)....................................      15,550      721,131
                                                                       ---------
RETAIL (GENERAL MERCHANDISE)--1.4%
  Dayton Hudson Corp...................................      18,590      664,593
                                                                       ---------
RETAIL (SPECIALTY-APPAREL)--1.6%
  TJX Companies, Inc...................................      42,420      755,606
                                                                       ---------

                                                             SHARES      VALUE
                                                             -------   ---------
SERVICES (DATA PROCESSING)--2.1%
  Automatic Data Processing, Inc.......................      13,450   $1,005,388
                                                                       ---------
TELECOMMUNICATIONS (LONG DISTANCE)--5.1%
  AT&T Corp............................................      13,040      762,025
  MCI WorldCom, Inc....................................      34,880    1,704,760
                                                                       ---------
                                                                       2,466,785
                                                                       ---------
WASTE MANAGEMENT--1.9%
  Waste Management, Inc................................      18,880      907,420
                                                                       ---------
TOTAL COMMON STOCKS
  (Identified cost $42,393,415).....................................  44,335,487
                                                                       ---------
FOREIGN COMMON STOCKS--2.5%
OIL (INTERNATIONAL INTEGRATED)--2.5%
  Royal Dutch Petroleum Co. NY Registered Shares
   (Netherlands).......................................      25,750    1,226,344
                                                                       ---------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $1,259,367)......................................   1,226,344
                                                                       ---------
TOTAL LONG-TERM INVESTMENTS--93.5%
  (Identified cost $43,652,782).....................................  45,561,831
                                                                       ---------

                                                               PAR
                                                              VALUE
                                                              (000)
                                                             -------
SHORT-TERM OBLIGATIONS--5.6%
REPURCHASE AGREEMENT--5.6%
  State Street Bank & Trust Co. repurchase agreement,
   4.75%, dated 9/30/98 due 10/1/98, repurchase price
   $2,732,360 collateralized by U.S. Treasury Note 7%,
   7/15/06, market value $2,791,197....................      $2,732    2,732,000
                                                                       ---------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $2,732,000)......................................   2,732,000
                                                                       ---------

TOTAL INVESTMENTS--99.1%
  (Identified cost $46,384,782).....................................  48,293,831(a)
  Cash and receivables, less liabilities--0.9%......................     427,589
                                                                      ----------
NET ASSETS--100.0%.................................................. $48,721,420
                                                                      ----------
                                                                      ----------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $5,240,041 and gross depreciation of $3,398,173 for federal income tax purposes. At September 30, 1998, the aggregate cost of securities for federal income tax purposes was $46,451,963.
(b)  Non-income producing.

8                      See Notes to Financial Statements

Phoenix-Seneca Growth Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1998

ASSETS
Investment securities at value
  (Identified cost $46,384,782)                               $  48,293,831
Cash                                                                    258
Receivables
  Investment securities sold                                      1,105,814
  Dividends and interest                                             40,309
  Fund shares sold                                                  207,928
Deferred organization expenses                                       24,185
Prepaid expenses                                                      6,441
Other assets                                                          2,898
                                                              -------------
    Total assets                                                 49,681,664
                                                              -------------
LIABILITIES
Payables
  Investment securities purchased                                   841,506
  Fund shares repurchased                                            29,807
  Investment advisory fee                                            24,586
  Transfer agent fee                                                 17,000
  Distribution fee                                                   12,241
  Administration fee                                                  5,753
  Trustees' fee                                                       2,500
Accrued expenses                                                     26,851
                                                              -------------
    Total liabilities                                               960,244
                                                              -------------
NET ASSETS                                                    $  48,721,420
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  41,788,000
Accumulated net realized gain                                     5,024,371
Net unrealized appreciation                                       1,909,049
                                                              -------------
NET ASSETS                                                    $  48,721,420
                                                              -------------
                                                              -------------
CLASS X
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $30,712,946)                1,865,630
Net asset value and offering price per share                         $16.46
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $17,363,523)                1,069,669
Net asset value per share                                            $16.23
Offering price per share $16.23/(1-4.75%)                            $17.04
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $518,682)                      32,039
Net asset value and offering price per share                         $16.19
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $126,269)                       7,802
Net asset value and offering price per share                         $16.18

                            STATEMENT OF OPERATIONS
                         YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME
Dividends                                                     $    437,453
Interest                                                            84,120
Foreign taxes withheld                                              (8,786)
                                                              ------------
    Total investment income                                        512,787
                                                              ------------
EXPENSES
Investment advisory fee                                            307,240
Distribution fee--Class A                                           20,872
Distribution fee--Class B                                              445
Distribution fee--Class C                                              255
Administration fee                                                  55,207
Custody and accounting                                              49,963
Transfer agent                                                      39,386
Registration                                                        25,275
Trustees                                                            17,549
Amortization of deferred organization expenses                       9,674
Professional                                                         8,003
Printing                                                             6,189
Miscellaneous                                                        5,163
                                                              ------------
    Total expenses                                                 545,221
    Less expenses borne by investment adviser                       (8,845)
                                                              ------------
    Net expenses                                                   536,376
                                                              ------------
NET INVESTMENT LOSS                                                (23,589)
                                                              ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain on securities                                  5,786,850
Net change in unrealized appreciation (depreciation) on
  investments                                                   (3,716,413)
                                                              ------------
NET GAIN ON INVESTMENTS                                          2,070,437
                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  2,046,848
                                                              ------------
                                                              ------------

                       See Notes to Financial Statements                       9

Phoenix-Seneca Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                              YEAR ENDED            YEAR ENDED
                                          SEPTEMBER 30, 1998    SEPTEMBER 30, 1997
                                          -------------------   -------------------
FROM OPERATIONS
  Net investment income (loss)                $   (23,589)          $    57,732
  Net realized gain                             5,786,850             2,408,148
  Net change in unrealized appreciation
    (depreciation)                             (3,716,413)            5,006,042
                                          -------------------   -------------------
  INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                                  2,046,848             7,471,922
                                          -------------------   -------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income--Class X                  (28,234)              (99,739)
  Net investment income--Class A                       --                    (3)
  Net investment income--Class B                       --                    --
  Net investment income--Class C                       --                    --
  Net realized gains--Class X                  (2,638,126)             (997,531)
  Net realized gains--Class A                    (456,891)              (19,063)
  Net realized gains--Class B                          --                    --
  Net realized gains--Class C                          --                    --
                                          -------------------   -------------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS              (3,123,251)           (1,116,336)
                                          -------------------   -------------------
FROM SHARE TRANSACTIONS
CLASS X
  Proceeds from sales of shares (285,390
    and 1,193,698 shares, respectively)         4,884,932            16,740,404
  Net asset value of shares issued from
    reinvestment of distributions
    (175,598 and 83,095 shares,
    respectively)                               2,655,713             1,095,100
  Cost of shares repurchased (669,955
    and 142,301 shares, respectively)         (11,501,669)           (2,144,300)
                                          -------------------   -------------------
Total                                          (3,961,024)           15,691,204
                                          -------------------   -------------------
CLASS A
  Proceeds from sales of shares (903,203
    and 410,550 shares, respectively)          16,095,224             5,770,465
  Net asset value of shares issued from
    reinvestment of distributions
    (30,397 and 1,364 shares,
    respectively)                                 454,436                17,844
  Cost of shares repurchased (233,349
    and 76,718 shares, respectively)           (3,581,463)           (1,114,710)
                                          -------------------   -------------------
Total                                          12,968,197             4,673,599
                                          -------------------   -------------------
CLASS B
  Proceeds from sales of shares (32,039
    and 0 shares, respectively)                   544,661                    --
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 0 shares, respectively)                     --                    --
  Cost of shares repurchased (0 and 0
    shares, respectively)                              --                    --
                                          -------------------   -------------------
Total                                             544,661                    --
                                          -------------------   -------------------
CLASS C
  Proceeds from sales of shares (7,802
    and 0 shares, respectively)                   139,674                    --
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 0 shares, respectively)                     --                    --
  Cost of shares repurchased (0 and 0
    shares, respectively)                              --                    --
                                          -------------------   -------------------
Total                                             139,674                    --
                                          -------------------   -------------------
  INCREASE IN NET ASSETS FROM SHARE
    TRANSACTIONS                                9,691,508            20,364,803
                                          -------------------   -------------------
  NET INCREASE IN NET ASSETS                    8,615,105            26,720,389
NET ASSETS
  Beginning of period                          40,106,315            13,385,926
                                          -------------------   -------------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME OF
    $0 AND $28,234, RESPECTIVELY)             $48,721,420           $40,106,315
                                          -------------------   -------------------
                                          -------------------   -------------------

10                     See Notes to Financial Statements

Phoenix-Seneca Growth Fund

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)

                                                          CLASS X
                                        -------------------------------------------
                                                                           FROM
                                          YEAR ENDED SEPTEMBER 30,      INCEPTION
                                                                        3/8/96 TO
                                           1998             1997         9/30/96
                                        -----------      -----------   ------------
Net asset value, beginning of
  period                                $     16.43      $     13.74    $  10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                 0.00(8)          0.03(1)     0.03(1)
  Net realized and unrealized gain             1.28             3.50        3.71
                                        -----------      -----------      ------
      TOTAL FROM INVESTMENT
        OPERATIONS                             1.28             3.53        3.74
                                        -----------      -----------      ------
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                                    (0.02)           (0.07)         --
  Dividends from net realized gains           (1.23)           (0.77)         --
                                        -----------      -----------      ------
      TOTAL DISTRIBUTIONS                     (1.25)           (0.84)         --
                                        -----------      -----------      ------
Change in net asset value                      0.03             2.69        3.74
                                        -----------      -----------      ------
NET ASSET VALUE, END OF PERIOD          $     16.46      $     16.43    $  13.74
                                        -----------      -----------      ------
                                        -----------      -----------      ------
Total return(3)                                8.48%           27.27%      37.40%(5)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                               $30,713          $34,093     $12,920

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           1.14%            1.52%(6)    0.81%(4)(6)
  Net investment income (loss)                 0.02%            0.31%       0.76%(4)
Portfolio turnover                              166%          145.69%      87.66%(5)

                                                          CLASS A
                                        -------------------------------------------
                                                                           FROM
                                          YEAR ENDED SEPTEMBER 30,      INCEPTION
                                                                        3/8/96 TO
                                           1998             1997         9/30/96
                                        -----------      -----------   ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                                $     16.28      $     13.63    $  10.00
Income from investment operations:
  Net investment income (loss)                (0.06)(8)        (0.08)(2)      --(2)
  Net realized and unrealized gain             1.24             3.50        3.63
                                        -----------      -----------      ------
      TOTAL FROM INVESTMENT
        OPERATIONS                             1.18             3.42        3.63
                                        -----------      -----------      ------
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                                       --               --          --
  Dividends from net realized gains           (1.23)           (0.77)         --
                                        -----------      -----------      ------
      TOTAL DISTRIBUTIONS                     (1.23)           (0.77)         --
                                        -----------      -----------      ------
Change in net asset value                     (0.05)            2.65        3.63
                                        -----------      -----------      ------
NET ASSET VALUE, END OF PERIOD          $     16.23      $     16.28    $  13.63
                                        -----------      -----------      ------
                                        -----------      -----------      ------
Total return(3)                                7.93%           26.51%      36.30%(5)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                               $17,364           $6,013        $466
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           1.55%            2.48%(7)    1.46%(4)(7)
  Net investment income (loss)                (0.36)%          (0.62)%      0.16%(4)
Portfolio turnover                              166%          145.69%      87.66%(5)

(1) Net investment income (loss) is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $0.03 and $(0.09) for the year ended September 30, 1997 and the period ended September 30, 1996, respectively.
(2) Net investment income (loss) is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.09) and $(0.34) for the year ended September 30, 1997 and the period ended September 30, 1996, respectively.
(3) Total return represents total return for the period indicated. The total return would have been lower if certain fees and expenses had not been waived or reimbursed by the investment adviser.
(4)  Annualized.
(5)  Not annualized.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.52% and 3.49% for the year ended September 30, 1997 and the period ended September 30, 1996, respectively.
(7) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.63% and 14.01% for the year ended September 30, 1997 and the period ended September 30, 1996, respectively.
(8)  Computed using average shares outstanding.

                       See Notes to Financial Statements                      11

Phoenix-Seneca Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                          CLASS B             CLASS C
                                        -----------         -----------
                                           FROM                FROM
                                         INCEPTION           INCEPTION
                                         7/1/98 TO           7/1/98 TO
                                          9/30/98             9/30/98
                                        -----------         -----------
Net asset value, beginning of
  period                                   $ 18.71              $ 18.71
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)               (0.04)(1)(8)         (0.06)(2)(8)
  Net realized and unrealized gain
    (loss)                                   (2.48)               (2.47)
                                            ------               ------
      TOTAL FROM INVESTMENT
        OPERATIONS                           (2.52)               (2.53)
                                            ------               ------
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                                      --                   --
  Dividends from net realized gains             --                   --
                                            ------               ------
      TOTAL DISTRIBUTIONS                       --                   --
                                            ------               ------
Change in net asset value                    (2.52)               (2.53)
                                            ------               ------
NET ASSET VALUE, END OF PERIOD             $ 16.19              $ 16.18
                                            ------               ------
                                            ------               ------
Total return(3)                             (13.47)%(5)          (13.52)%(5)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                                 $519                 $126

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                          2.60%(4)(6)          2.60%(4)(7)
  Net investment income (loss)               (1.12)%(4)           (1.39)%(4)
Portfolio turnover                             166%                 166%

(1) Net investment income is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.36) for the period ended September 30, 1998.
(2) Net investment income is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.79) for the period ended September 30, 1998.
(3) Total return represents total return for the period indicated. The total return would have been lower if certain fees and expenses had not been waived or reimbursed by the investment adviser.
(4)  Annualized.
(5)  Not annualized.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 12.48% for the period ended September 30, 1998.
(7) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 20.24% for the period ended September 30, 1998.
(8)  Computed using average shares outstanding.

12                     See Notes to Financial Statements

Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund

                       INVESTMENTS AT SEPTEMBER 30, 1998

                                                      SHARES        VALUE
                                                     --------    ------------
COMMON STOCKS--87.9%
AEROSPACE/DEFENSE--1.3%
  Tristar Aerospace Co. (b)........                   17,470     $    168,149
                                                                 ------------
BANKS (MAJOR REGIONAL)--7.6%
  AmSouth Bancorporation...........                    7,930          270,611
  Comerica, Inc....................                    6,935          380,125
  Northern Trust Corp..............                    4,760          324,870
                                                                  -----------
                                                                      975,606
                                                                  -----------
BROADCASTING (TELEVISION, RADIO & CABLE)--3.1%
  Chancellor Media Corp. (b).......                    9,370          312,724
  Young Broadcasting, Inc. Class A
   (b).............................                    2,580           87,720
                                                                  -----------
                                                                      400,444
                                                                  -----------
COMMUNICATIONS EQUIPMENT--2.6%
  Ascend Communications, Inc.
   (b).............................                    7,350          334,425
                                                                  -----------
COMPUTERS (SOFTWARE & SERVICES)--12.8%
  America Online, Inc. (b).........                    2,150          239,187
  Computer Horizons Corp. (b)......                   12,330          307,479
  Compuware Corp. (b)..............                    7,200          423,900
  Documentum, Inc. (b).............                    7,460          295,602
  VERITAS Software Corp. (b).......                    6,800          375,700
                                                                  -----------
                                                                    1,641,868

ELECTRONICS (INSTRUMENTATION)--6.1%
  Flextronics International Ltd.
   (b).............................                    6,750          239,203
  Gemstar International Group Ltd.
   (b).............................                    6,960          322,770

                                                      SHARES        VALUE
                                                     --------    ------------


ELECTRONICS (INSTRUMENTATION)--CONTINUED
  Micron Electronics, Inc. (b).....                   12,880     $    225,400
                                                                  -----------
                                                                      787,373
                                                                  -----------
ELECTRONICS (SEMICONDUCTORS)--5.3%
  Micron Technology, Inc...........                   11,440          348,205
  Xilinx, Inc. (b).................                    9,560          334,600
                                                                  -----------
                                                                      682,805
                                                                  -----------
HEALTH CARE (DIVERSIFIED)--7.6%
  McKesson Corp....................                    6,020          551,582
  Mylan Laboratories, Inc..........                   14,470          426,865
                                                                  -----------
                                                                      978,447
                                                                  -----------
HEALTH CARE (HOSPITAL MANAGEMENT)--1.4%
  Health Management Associates,
   Inc. (b)........................                    9,820          179,215
                                                                  -----------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--11.2%
  Allegiance Corp..................                   10,880          323,680
  Bausch & Lomb, Inc...............                    9,850          387,844
  Ocular Sciences, Inc. (b)........                   14,170          297,570
  Sofamor Danek Group, Inc. (b)....                    4,820          428,980
                                                                  -----------
                                                                    1,438,074
                                                                  -----------
HOUSEHOLD FURNITURE & APPLIANCES--1.8%
  Maytag Corp......................                    4,870          232,542
                                                                  -----------


16                     See Notes to Financial Statements

Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund

                                                      SHARES        VALUE
                                                     --------    ------------
OFFICE EQUIPMENT & SUPPLIES--2.4%
  Miller (Herman), Inc.............                   15,550     $    307,112
                                                                  -----------
OIL (DOMESTIC INTEGRATED)--2.0%
  USX-Marathon Group...............                    7,140          253,024
                                                                  -----------
RESTAURANTS--2.7%
  CKE Restaurants, Inc.............                   11,770          350,158
                                                                  -----------
RETAIL (DISCOUNTERS)--2.0%
  Dollar Tree Stores, Inc. (b).....                    8,220          257,389
                                                                  -----------
RETAIL (GENERAL MERCHANDISE)--2.8%
  Kmart Corp. (b)..................                   30,380          362,661
                                                                  -----------
RETAIL (SPECIALTY)--1.8%
  Staples, Inc. (b)................                    7,980          234,413
                                                                  -----------
RETAIL (SPECIALTY-APPAREL)--2.1%
  TJX Companies, Inc...............                   15,130          269,503
                                                                  -----------
SERVICES (ADVERTISING/MARKETING)--3.3%
  Outdoor Systems, Inc. (b)........                   21,455          418,373
                                                                  -----------
SERVICES (COMMERCIAL & CONSUMER)--1.6%
  GATX Corp........................                    5,950          196,722
                                                                  -----------
SERVICES (DATA PROCESSING)--1.7%
  Administaff, Inc. (b)............                    6,840          218,453
                                                                  -----------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.8%
  Crown Castle International Corp.
   (b).............................                   10,640          102,410
                                                                  -----------
TEXTILES (APPAREL)--2.2%
  Jones Apparel Group, Inc. (b)....                   12,490          286,489
                                                                  -----------
WASTE MANAGEMENT--1.7%
  Republic Services, Inc. Class A
   (b).............................                   11,270          219,765
                                                                  -----------
TOTAL COMMON STOCKS
  (Identified cost $11,445,956)...............................     11,295,420
                                                                  -----------

                                                      SHARES        VALUE
                                                     --------    ------------
FOREIGN COMMON STOCKS--2.9%
ELECTRONICS (SEMICONDUCTORS)--1.6%
  PMC-Sierra, Inc. (Canada) (b)....                    6,560     $    209,100
                                                                  -----------
ENTERTAINMENT--1.3%
  News Corporation Ltd. (The)
   Sponsored ADR (Australia).......                    6,550          167,844
                                                                  -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $451,608)..................................        376,944
                                                                  -----------
TOTAL LONG-TERM INVESTMENTS--90.8%
  (Identified cost $11,897,564)...............................     11,672,364
                                                                  -----------

                                                        PAR
                                                       VALUE
                                                       (000)
                                                     --------
SHORT-TERM OBLIGATIONS--10.6%
REPURCHASE AGREEMENT--10.6%
  State Street Bank & Trust Co.
   repurchase agreement, 4.75%
   dated 9/30/98 due 10/1/98,
   repurchase price $1,362,180
   collateralized by U.S. Treasury
   Note 7%, 7/15/06, market value
   $1,389,735......................                  $   1,362      1,362,000
                                                                  -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $1,362,000)................................      1,362,000
                                                                  -----------

TOTAL INVESTMENTS--101.4%
  (Identified cost $13,259,564)...............................     13,034,364(a)
  Cash and receivables, less liabilities--(1.4%)..............       (179,440)
                                                                  -----------
NET ASSETS--100.0%............................................    $12,854,924
                                                                  -----------
                                                                  -----------

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $1,147,751 and gross depreciation of $1,374,463 for federal income tax purposes. At September 30, 1998, the aggregate cost of securities for federal income tax purposes was $13,261,076.
(b)  Non-income producing.

                       See Notes to Financial Statements                      17

Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1998

ASSETS
Investment securities at value
  (Identified cost $13,259,564)                               $  13,034,364
Cash                                                                     64
Receivables
  Investment securities sold                                        116,666
  Dividends and interest                                              9,321
  Fund shares sold                                                    2,423
Deferred organization expenses                                       24,320
Prepaid expenses                                                      2,212
                                                              -------------
    Total assets                                                 13,189,370
                                                              -------------
LIABILITIES
Payables
  Investment securities purchased                                   276,051
  Transfer agent fee                                                 17,000
  Investment advisory fee                                             6,090
  Administration fee                                                  5,753
  Distribution fee                                                    2,774
  Trustees' fee                                                       2,500
Accrued expenses                                                     24,278
                                                              -------------
    Total liabilities                                               334,446
                                                              -------------
NET ASSETS                                                    $  12,854,924
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  12,539,855
Accumulated net realized gain                                       540,269
Net unrealized depreciation                                        (225,200)
                                                              -------------
NET ASSETS                                                    $  12,854,924
                                                              -------------
                                                              -------------
CLASS X
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $8,939,892)                   647,132
Net asset value and offering price per share                         $13.81
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $3,666,083)                   266,570
Net asset value per share                                            $13.75
Offering price per share $13.75/(1-4.75%)                            $14.44
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $145,495)                      10,599
Net asset value and offering price per share                         $13.73
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $103,454)                       7,538
Net asset value and offering price per share                         $13.72

                            STATEMENT OF OPERATIONS
                         YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME
Dividends                                                     $     39,564
Interest                                                            40,899
Foreign taxes withheld                                                 (35)
                                                              ------------
    Total investment income                                         80,428
                                                              ------------
EXPENSES
Investment advisory fee                                            100,384
Distribution fee--Class A                                            7,272
Distribution fee--Class B                                              315
Distribution fee--Class C                                              308
Administration fee                                                  56,307
Custody and accounting                                              44,881
Transfer agent                                                      41,191
Registration                                                        22,635
Trustees                                                            17,549
Amortization of deferred organization expenses                       9,674
Professional                                                         8,617
Printing                                                             6,272
Miscellaneous                                                        3,240
                                                              ------------
    Total expenses                                                 318,645
    Less expenses borne by investment adviser                      (36,648)
                                                              ------------
    Net expenses                                                   281,997
                                                              ------------
NET INVESTMENT LOSS                                               (201,569)
                                                              ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain on securities                                    895,515
Net change in unrealized appreciation (depreciation) on
  investments                                                   (1,612,591)
                                                              ------------
NET LOSS ON INVESTMENTS                                           (717,076)
                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $   (918,645)
                                                              ------------
                                                              ------------

18                     See Notes to Financial Statements

Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                              YEAR ENDED            YEAR ENDED
                                          SEPTEMBER 30, 1998    SEPTEMBER 30, 1997
                                          -------------------   -------------------
FROM OPERATIONS
  Net investment loss                         $  (201,569)          $  (122,306)
  Net realized gain                               895,515             1,355,512
  Net change in unrealized appreciation
    (depreciation)                             (1,612,591)              369,616
                                          -------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                    (918,645)            1,602,822
                                          -------------------   -------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income--Class X                       --               (22,426)
  Net investment income--Class A                       --                    (7)
  Net investment income--Class B                       --                    --
  Net investment income--Class C                       --                    --
  Net realized gains--Class X                  (1,092,044)              (89,792)
  Net realized gains--Class A                    (289,481)              (12,053)
  Net realized gains--Class B                          --                    --
  Net realized gains--Class C                          --                    --
                                          -------------------   -------------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS              (1,381,525)             (124,278)
                                          -------------------   -------------------
FROM SHARE TRANSACTIONS
CLASS X
  Proceeds from sales of shares (135,008
    and 403,926 shares, respectively)           2,127,609             5,517,592
  Net asset value of shares issued from
    reinvestment of distributions
    (84,041 and 7,844 shares,
    respectively)                               1,090,132               109,284
  Cost of shares repurchased (142,018
    and 337,764 shares, respectively)          (2,045,120)           (4,917,052)
                                          -------------------   -------------------
Total                                           1,172,621               709,824
                                          -------------------   -------------------
CLASS A
  Proceeds from sales of shares (159,888
    and 291,421 shares, respectively)           2,538,940             4,064,517
  Net asset value of shares issued from
    reinvestment of distributions
    (22,073 and 851 shares,
    respectively)                                 286,061                11,875
  Cost of shares repurchased (62,130 and
    236,289 shares, respectively)                (947,854)           (3,238,210)
                                          -------------------   -------------------
Total                                           1,877,147               838,182
                                          -------------------   -------------------
CLASS B
  Proceeds from sales of shares (10,599
    and 0 shares, respectively)                   169,635                    --
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 0 shares, respectively)                     --                    --
  Cost of shares repurchased (0 and 0
    shares, respectively)                              --                    --
                                          -------------------   -------------------
Total                                             169,635                    --
                                          -------------------   -------------------
CLASS C
  Proceeds from sales of shares (7,538
    and 0 shares, respectively)                   125,992                    --
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 0 shares, respectively)                     --                    --
  Cost of shares repurchased (0 and 0
    shares, respectively)                              --                    --
                                          -------------------   -------------------
Total                                             125,992                    --
                                          -------------------   -------------------
  INCREASE IN NET ASSETS FROM SHARE
    TRANSACTIONS                                3,345,395             1,548,006
                                          -------------------   -------------------
  NET INCREASE IN NET ASSETS                    1,045,225             3,026,550
NET ASSETS
  Beginning of period                          11,809,699             8,783,149
                                          -------------------   -------------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME OF
    $0 AND $0, RESPECTIVELY)                  $12,854,924           $11,809,699
                                          -------------------   -------------------
                                          -------------------   -------------------

                       See Notes to Financial Statements                      19

Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)

                                                            CLASS X
                                     ---------------------------------------------------
                                                                                FROM
                                           YEAR ENDED SEPTEMBER 30,           INCEPTION
                                                                              3/8/96 TO
                                         1998                  1997            9/30/96
                                        ------              -----------      -----------
Net asset value, beginning of
  period                              $     16.47           $     14.97      $  10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.23)(1)(8)          (0.17)(1)      0.01(1)
  Net realized and unrealized gain
    (loss)                                  (0.58)                 1.84          4.96
                                           ------            -----------      -----------
      TOTAL FROM INVESTMENT
        OPERATIONS                          (0.81)                 1.67          4.97
                                           ------            -----------      -----------
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                                     --                 (0.07)           --
  Dividends from net realized gains         (1.85)                (0.10)           --
                                           ------            -----------      -----------
      TOTAL DISTRIBUTIONS                   (1.85)                (0.17)           --
                                           ------            -----------      -----------
Change in net asset value                   (2.66)                 1.50          4.97
                                           ------            -----------      -----------
NET ASSET VALUE, END OF PERIOD        $     13.81            $    16.47       $ 14.97
                                           ------            -----------      -----------
                                           ------            -----------      -----------
Total return(3)                             (4.22)%               11.39%        49.70%(5)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                         $     8,940            $    9,390       $  7,428

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                         2.10%(6)              1.74%(6)      0.90%(4)(6)
  Net investment income (loss)              (1.49)%               (0.97)%        0.27%(4)
Portfolio turnover                            206%               283.60%        72.34%(5)

                                                             CLASS A
                                        -----------------------------------------------
                                                                              FROM
                                            YEAR ENDED SEPTEMBER 30,         INCEPTION
                                                                             3/8/96 TO
                                           1998                1997           9/30/96
                                        -----------         -----------      ----------
Net asset value, beginning of
  period                                $     16.49         $     14.94      $  10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                (0.30)(2)(8)        (0.25)(2)     (0.01)(2)
  Net realized and unrealized gain
    (loss)                                    (0.59)               1.90          4.95
                                        -----------         -----------       ----------
      TOTAL FROM INVESTMENT
        OPERATIONS                            (0.89)               1.65          4.94
                                        -----------         -----------       ----------
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                                       --                  --            --
  Dividends from net realized gains           (1.85)              (0.10)           --
                                        -----------         -----------       ----------
      TOTAL DISTRIBUTIONS                     (1.85)              (0.10)           --
                                        -----------         -----------       ----------
Change in net asset value                     (2.74)               1.55          4.94
                                        -----------         -----------       ----------
NET ASSET VALUE, END OF PERIOD          $     13.75         $     16.49      $  14.94
                                        -----------         -----------       ----------
                                        -----------         -----------       ----------
Total return(3)                               (4.74)%             11.25%        49.30%(5)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                           $     3,666         $     2,419      $  1,355
Ratio to average net assets of:
  Operating expenses                           2.70%(7)            2.37%(7)      1.55%(4)(7)
  Net investment income (loss)                (1.95)%             (1.60)%       (0.46)%(4)
Portfolio turnover                              206%             283.60%        72.34%(5)

(1) Net investment income (loss) is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.27), $(0.33) and $(0.19) for the years ended September 30, 1998 and 1997 and the period ended September 30, 1996, respectively.
(2) Net investment income (loss) is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.31), $(0.55) and $(0.20) for the years ended September 30, 1998 and 1997 and the period ended September 30, 1996, respectively.
(3) Total return represents total return for the period indicated. The total return would have been lower if certain fees and expenses had not been waived or reimbursed by the investment adviser.
(4)  Annualized.
(5)  Not annualized.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.38%, 2.77% and 5.73% for the years ended September 30, 1998 and 1997 and the period ended September 30, 1996, respectively.
(7) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.74%, 4.32% and 9.73% for the years ended September 30, 1998 and 1997 and the period ended September 30, 1996, respectively.
(8)  Computed using average shares outstanding.

20                     See Notes to Financial Statements

Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)

                                       CLASS B           CLASS C
                                     ------------      -----------
                                         FROM             FROM
                                      INCEPTION         INCEPTION
                                      7/1/98 TO         7/1/98 TO
                                       9/30/98           9/30/98
                                     ------------      -----------
Net asset value, beginning of
  period                              $  17.15         $  17.15
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)           (0.09)(1)(8)     (0.09)(2)(8)
  Net realized and unrealized gain
    (loss)                               (3.33)           (3.34)
                                        ------           ------
      TOTAL FROM INVESTMENT
        OPERATIONS                       (3.42)           (3.43)
                                        ------           ------
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                                  --               --
  Dividends from net realized gains         --               --
                                        ------           ------
      Total distributions                   --               --
                                        ------           ------
Change in net asset value                (3.42)           (3.43)
                                        ------           ------
NET ASSET VALUE, END OF PERIOD        $  13.73         $  13.72
                                        ------           ------
                                        ------           ------
Total return(3)                         (19.94)%(5)      (20.00)%(5)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                             $145            $103

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                      3.45%(4)(6)      3.45%(4)(7)
  Net investment income (loss)           (2.45)%(4)       (2.44)%(4)
Portfolio turnover                         206%             206%

(1) Net investment income is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.69) for the period ended September 30, 1998.
(2) Net investment income is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.77) for the period ended September 30, 1998.
(3) Total return represents total return for the period indicated. The total return would have been lower if certain fees and expenses had not been waived or reimbursed by the investment adviser.
(4)  Annualized.
(5)  Not annualized.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 20.80% for the period ended September 30, 1998.
(7) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 21.14% for the period ended September 30, 1998.
(8)  Computed using average shares outstanding.

                       See Notes to Financial Statements                      21

Phoenix-Seneca Bond Fund


                       INVESTMENTS AT SEPTEMBER 30, 1998

                                      MOODY'S
                                        BOND          PAR
                                       RATING        VALUE
                                     (Unaudited)     (000)         VALUE
                                     ----------   -----------   -----------
U.S. GOVERNMENT SECURITIES--5.7%
U.S. TREASURY BONDS--4.7%
  U.S. Treasury Bonds 6.125%,
   11/15/27........................  Aaa          $    1,125    $ 1,296,914
                                                                -----------
U.S. TREASURY NOTES--1.0%
  U.S. Treasury Notes 5.625%,
   5/15/08.........................  Aaa                 250        273,516
                                                                -----------
TOTAL U.S. GOVERNMENT SECURITIES
  (Identified cost $1,475,710)...............................     1,570,430
                                                                -----------
AGENCY MORTGAGE-BACKED SECURITIES--4.0%
  Fannie Mae Series 90-4, G 8.75%,
   5/25/17.........................  Aaa                  43         44,062
  Fannie Mae Series 89-80, E 9%,
   9/25/18.........................  Aaa                  27         27,353
  Fannie Mae Strip, I.O., Series
   93-179, S 2.813%, 10/25/23......  Aaa                 468          9,645
  Freddie Mac Series 1142, H 7.95%,
   12/15/20........................  Aaa                 215        217,652
  Freddie Mac Series 1032, E 8.75%,
   12/15/20........................  Aaa                  19         19,582
  Freddie Mac Series 1562, Z 7%,
   7/15/23.........................  Aaa                 717        763,768

                                      MOODY'S
                                        BOND          PAR
                                       RATING        VALUE
                                     (Unaudited)     (000)         VALUE
                                     ----------   -----------   -----------
AGENCY MORTGAGE-BACKED SECURITIES--CONTINUED
  GNMA 7%, 2/15/26.................  Aaa          $       19    $    19,962
                                                                -----------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $1,081,668)...............................     1,102,024
                                                                -----------
ASSET-BACKED SECURITIES--4.6%
  Citibank Credit Card Master Trust
   1 93-2, A 5.95%, 10/7/04........  Aaa                  40         41,494
  Lehman ABS Corp. 94-C2, A 144A
   8.145%,
   11/2/07 (b).....................  BBB+(d)              77         76,809
  Olympic Automobile Receivables
   Trust 96-B, CTFS 6.90%,
   2/15/04.........................  Aaa                 120        121,821
  Olympic Automobile Receivables
   Trust 96-D, A5 6.25%,
   11/15/04........................  Aaa               1,000      1,028,405
                                                                -----------
TOTAL ASSET-BACKED SECURITIES
  (Identified cost $1,238,139)...............................     1,268,529
                                                                -----------
CORPORATE BONDS--69.5%
AIR FREIGHT--1.9%
  Federal Express Corp. Series
   98-1A 6.72%, 1/15/22............  Aa                  500        532,500
                                                                -----------

                       See Notes to Financial Statements                      25

Phoenix-Seneca Bond Fund

                                      MOODY'S
                                        BOND          PAR
                                       RATING        VALUE
                                     (Unaudited)     (000)         VALUE
                                     ----------   -----------   -----------
AIRLINES--2.1%
  Alaska Airlines, Inc. Series A
   9.50%, 4/12/10..................  Baa          $      118    $   136,601
  Delta Air Lines, Inc. Series B2
   10.06%, 1/2/16..................  Baa                  65         84,854
  United Air Lines, Inc. Series
   91-B 10.11%, 2/19/06............  Baa                  20         23,467
  United Air Lines, Inc. Series
   91-E 9.76%, 5/27/06.............  Baa                  90        106,483
  United Air Lines, Inc. Series
   95-A1 9.02%, 4/19/12............  Baa                 185        220,626
                                                                -----------
                                                                    572,031
                                                                -----------
BANKS (MAJOR REGIONAL)--3.9%
  First Republic Bancorp 7.75%,
   9/15/12.........................  BB+(d)              300        315,690
  Wells Fargo Capital I 7.96%,
   12/15/26........................  A                   700        743,428
                                                                -----------
                                                                  1,059,118
                                                                -----------
BANKS (MONEY CENTER)--1.5%
  BankAmerica Corp. Institutional
   Series A 144A 8.07%,
   12/31/26 (b)....................  Aa                  400        416,000
                                                                -----------
BROADCASTING (TELEVISION, RADIO & CABLE)--5.2%
  Capstar Broadcasting Corp. 9.25%,
   7/1/07..........................  B                   600        609,000
  Chancellor Media Corp. 9.375%,
   10/1/04.........................  Ba                   75         78,375
  Chancellor Media Corp. Series B
   8.75%, 6/15/07..................  Ba                  100         99,500
  Chancellor Media Corp. 144A 9%,
   10/1/08 (b).....................  Ba                  250        253,125
  Jacor Communications, Inc.
   10.125%, 6/15/06................  B                   100        109,500
  SFX Broadcasting Corp. Series B
   10.75%, 5/15/06.................  B                    56         61,600

                                      MOODY'S
                                        BOND          PAR
                                       RATING        VALUE
                                     (Unaudited)     (000)         VALUE
                                     ----------   -----------   -----------
BROADCASTING (TELEVISION, RADIO & CABLE)--CONTINUED
  Turner Broadcasting System, Inc.
   8.40%, 2/1/24...................  Baa          $      200    $   219,832
                                                                -----------
                                                                  1,430,932
                                                                -----------
COMMUNICATIONS EQUIPMENT--2.4%
  Adelphia Communications Corp.
   144A 8.125%, 7/15/03 (b)........  NR                  600        603,000
  Orion Network Systems, Inc. 0%,
   1/15/07 (c).....................  B                    90         59,850
                                                                -----------
                                                                    662,850
                                                                -----------
CONTAINERS & PACKAGING (PAPER)--0.2%
  Container Corporation of America
   Series A 11.25%, 5/1/04.........  B                    40         42,200
                                                                -----------
ENTERTAINMENT--2.3%
  AMC Entertainment, Inc. 9.50%,
   3/15/09.........................  B                   100         94,500
  Clearview Cinema Group, Inc. 144A
   10.875%, 6/1/08 (b).............  B                   300        318,750
  Loews Cineplex Entertainment
   Corp. 144A 8.875%, 8/1/08 (b)...  B                    50         49,625
  Time Warner, Inc. 9.125%,
   1/15/13.........................  Baa                  65         82,867
  United Artists Theatre Circuit,
   Inc. Series 95-A 9.30%,
   7/1/15..........................  B                    95         90,411
                                                                -----------
                                                                    636,153
                                                                -----------
FINANCIAL (DIVERSIFIED)--3.2%
  Countrywide Capital I 8%,
   12/15/26........................  A                   200        201,757
  Countrywide Funding Corp. Series
   C 5.38%, 4/22/99 (c)............  A                    30         29,979
  Dollar Financial Group, Inc.
   Series A 10.875%, 11/15/06......  B                    75         72,375

26                     See Notes to Financial Statements

Phoenix-Seneca Bond Fund

                                      MOODY'S
                                        BOND          PAR
                                       RATING        VALUE
                                     (Unaudited)     (000)         VALUE
                                     ----------   -----------   -----------
FINANCIAL (DIVERSIFIED)--CONTINUED
  Socgen Real Estate LLC Series A
   144A 7.64%, 12/29/49 (b)(c).....  A            $      650    $   588,149
                                                                -----------
                                                                    892,260
                                                                -----------
GAMING, LOTTERY & PARIMUTUEL COMPANIES--3.1%
  Bally's Park Place, Inc. 9.25%,
   3/15/04.........................  NR                  725        757,625
  Caesars World, Inc. 8.875%,
   8/15/02.........................  B                    85         86,700
                                                                -----------
                                                                    844,325
                                                                -----------
HEALTH CARE (SPECIALIZED SERVICES)--1.5%
  Universal Health Services, Inc.
   8.75%, 8/15/05..................  Ba                  400        404,000
                                                                -----------
INVESTMENT BANKING/BROKERAGE--2.5%
  Donaldson, Lufkin & Jenrette,
   Inc. 6.11%, 5/15/01.............  A                   350        353,162
  Donaldson, Lufkin & Jenrette,
   Inc. 6.875%, 11/1/05............  A                    50         52,116
  Donaldson, Lufkin & Jenrette,
   Inc. 6.50%, 6/1/08..............  A                   200        202,963
  Lehman Brothers Holdings, Inc.
   8.80%, 3/1/15...................  Baa                  80         86,701
                                                                -----------
                                                                    694,942
                                                                -----------
LEISURE TIME (PRODUCTS)--0.4%
  Royal Caribbean Cruises Ltd.
   7.50%, 10/15/27.................  Baa                 100         99,179
                                                                -----------
LODGING-HOTELS--2.2%
  Hammons (John Q.) Hotels, Inc.
   8.875%, 2/15/04.................  B                   530        518,075
  Hammons (John Q.) Hotels, Inc.
   9.75%, 10/1/05..................  B                   100         99,250
                                                                -----------
                                                                    617,325
                                                                -----------

                                      MOODY'S
                                        BOND          PAR
                                       RATING        VALUE
                                     (Unaudited)     (000)         VALUE
                                     ----------   -----------   -----------
MANUFACTURING (SPECIALIZED)--0.9%
  Hawk Corp. 10.25%, 12/1/03.......  Ba           $       10    $    10,050
  Tokheim Corp. Series B 11.50%,
   8/1/06..........................  B                   200        231,000
                                                                -----------
                                                                    241,050
                                                                -----------
OIL & GAS (DRILLING & EQUIPMENT)--1.9%
  Noble Drilling Corp. 9.125%,
   7/1/06..........................  Baa                  90        101,721
  Trico Marine Services, Inc.
   Series F 8.50%, 8/1/05..........  Ba                  500        425,000
                                                                -----------
                                                                    526,721
                                                                -----------
OIL & GAS (EXPLORATION & PRODUCTION)--2.0%
  El Paso Tenneco RACERS 97-C-1-2
   144A 9.14%, 12/31/01 (b)........  NR                  300        324,300
  Harcor Energy, Inc. Series B
   14.875%, 7/15/02................  A                   200        233,562
                                                                -----------
                                                                    557,862
                                                                -----------
PUBLISHING (NEWSPAPERS)--1.1%
  Garden State Newspapers, Inc.
   Series B 8.75%, 10/1/09.........  B                   325        315,250
                                                                -----------
REITS--5.1%
  ERP Operating L.P. 7.57%,
   8/15/26.........................  A                   170        183,769
  Evans Withycombe Residential,
   Inc. 7.50%, 4/15/04.............  A                   100        107,337
  First Industrial, L.P. 7.15%,
   5/15/27.........................  Baa                 500        509,150
  Property Trust of America 6.875%,
   2/15/08.........................  Baa                   5          5,192
  Security Capital Pacific Trust
   7.375%, 10/15/06................  Baa                 100        108,127
  Security Capital Pacific Trust
   7.90%, 2/15/16..................  Baa                 200        203,200
  Washington Real Estate Investment
   Trust 7.125%, 8/13/03...........  Baa                 110        114,862

                       See Notes to Financial Statements                      27

Phoenix-Seneca Bond Fund

                                      MOODY'S
                                        BOND          PAR
                                       RATING        VALUE
                                     (Unaudited)     (000)         VALUE
                                     ----------   -----------   -----------
REITS--CONTINUED
  Weingarten Realty Investors
   Series A 6.88%, 6/25/27.........  A            $      150    $   160,766
                                                                -----------
                                                                  1,392,403
                                                                -----------
RESTAURANTS--0.2%
  Foodmaker, Inc. Series B 9.75%,
   11/1/03.........................  BB-(d)               50         50,875
                                                                -----------
RETAIL (DRUG STORES)--0.4%
  Duane Reade, Inc. 9.25%,
   2/15/08.........................  B                   100         97,500
                                                                -----------
RETAIL (FOOD CHAINS)--2.2%
  Kroger Co. 6%, 7/1/00............  Baa                 500        505,610
  Smith's Food & Drug Centers, Inc.
   Series 94-A2 8.64%, 7/2/12......  BB+(d)              100        100,000
                                                                -----------
                                                                    605,610
                                                                -----------
RETAIL (GENERAL MERCHANDISE)--5.2%
  K Mart Funding Corp. Series F
   8.80%, 7/1/10...................  Ba                  500        498,784
  Wal-Mart Stores, Inc. Series A-2
   8.85%, 1/2/15...................  Aa                  750        919,451
                                                                -----------
                                                                  1,418,235
                                                                -----------
SERVICES (COMMERCIAL & CONSUMER)--12.6%
  Coinmach Laundry Corp. Series D
   11.75%, 11/15/05................  B                   505        532,775
  Corporate Express, Inc. 144A
   9.625%, 6/1/08 (b)..............  B                   700        668,500
  Loomis Fargo & Co. 10%,
   1/15/04.........................  B                   300        288,000
  Protection One, Inc. 144A 7.375%,
   8/15/05 (b).....................  Ba                  500        506,250
  Rental Service Corp. 9%,
   5/15/08.........................  B                   750        708,750
  United Rentals, Inc. 144A 9.50%,
   6/1/08 (b)......................  B                   250        250,625
  United Rentals, Inc. 144A 8.80%,
   8/15/08 (b).....................  B                   500        470,000
  Williams Scotsman, Inc. 9.875%,
   6/1/07..........................  B                    50         49,875
                                                                -----------
                                                                  3,474,775
                                                                -----------
TELECOMMUNICATIONS (LONG DISTANCE)--2.7%
  MCI WorldCom, Inc. 9.375%,
   1/15/04.........................  Baa                 285        333,587

                                      MOODY'S
                                        BOND          PAR
                                       RATING        VALUE
                                     (Unaudited)     (000)         VALUE
                                     ----------   -----------   -----------
TELECOMMUNICATIONS (LONG DISTANCE)--CONTINUED
  MCI WorldCom, Inc. 6.40%,
   8/15/05.........................  Baa          $      400    $   420,330
                                                                -----------
                                                                    753,917
                                                                -----------
WASTE MANAGEMENT--2.8%
  USA Waste Services, Inc. 6.125%,
   7/15/01.........................  Baa                 750        767,269
                                                                -----------
TOTAL CORPORATE BONDS
  (Identified cost $19,056,169)..............................    19,105,282
                                                                -----------
NON-AGENCY MORTGAGE-BACKED SECURITIES--3.8%
  DLJ Commercial Mortgage Corp.
   98-CG1, A1A 6.11%, 12/10/07.....  AAA(d)              986      1,010,334
  G.E. Capital Mortgage Services,
   Inc. 94-21, B1 6.50% 8/25/09....  A                    32         32,994
                                                                -----------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $1,013,915)...............................     1,043,328
                                                                -----------
FOREIGN GOVERNMENT SECURITIES--0.1%
BRAZIL--0.1%
  Republic of Brazil - IDU Series A
   6.75%, 1/1/01 (c)...............  B                    18         15,729
                                                                -----------
TOTAL FOREIGN GOVERNMENT SECURITIES
  (Identified cost $17,584)..................................        15,729
                                                                -----------
FOREIGN CORPORATE BONDS--5.3%
CANADA--2.0%
  Rogers CableSystems Ltd. Series B
   10%, 3/15/05....................  Ba                  500        548,750
                                                                -----------
JAPAN--0.6%
  SB Treasury Co. LLC 144A 9.40%,
   12/29/49 (b)(c).................  Baa                 200        168,298
                                                                -----------
UNITED KINGDOM--2.7%
  Abbey National PLC 7.35%,
   10/29/49 (c)....................  Aa                  100        101,080
  Credit Suisse Group 144A 7.90%,
   5/29/49 (b)(c)..................  A                   350        368,180
  Terra Nova (U.K.) Holdings 7.20%,
   8/15/07.........................  Baa                 250        263,340
                                                                -----------
                                                                    732,600
                                                                -----------
TOTAL FOREIGN CORPORATE BONDS
  (Identified cost $1,482,872)...............................     1,449,648
                                                                -----------

28                     See Notes to Financial Statements

Phoenix-Seneca Bond Fund

                                                  SHARES         VALUE
                                                -----------   -----------
CONVERTIBLE PREFERRED STOCKS--3.8%
COMPUTERS (SOFTWARE & SERVICES)--3.2%
  Microsoft Corp. Series A Cv. Pfd.
   $2.196..........................                  9,250    $   891,469
                                                              -----------
REITS--0.3%
  Equity Office Properties Trust
   Series B Cv. Pfd. 144A 5.25%
   (b).............................                  2,000         83,750
                                                              -----------
SERVICES (COMMERCIAL & CONSUMER)--0.3%
  United Rentals, Inc. Cv. Pfd.
   144A 6.50% (b)..................                  2,000         71,500
                                                              -----------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (Identified cost $1,030,000).............................     1,046,719
                                                              -----------
COMMON STOCKS--0.7%
OIL (DOMESTIC INTEGRATED)--0.7%
  Kinder Morgan Energy Partners,
   L.P.............................                  5,300        175,563
                                                              -----------
TOTAL COMMON STOCKS
  (Identified cost $195,107)...............................       175,563
                                                              -----------
TOTAL LONG-TERM INVESTMENTS--97.5%
  (Identified cost $26,591,164)............................    26,777,252
                                                              -----------

                                      STANDARD
                                      & POOR'S        PAR
                                       RATING        VALUE
                                     (Unaudited)     (000)         VALUE
                                     ----------   -----------   -----------
SHORT-TERM OBLIGATIONS--0.7%
FEDERAL AGENCY SECURITIES--0.7%
  FHLB 4.95%, 10/1/98..............  A-1+         $      200    $   200,000
                                                                -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $200,000).................................       200,000
                                                                -----------

TOTAL INVESTMENTS--98.2%
  (Identified cost $26,791,164)..............................    26,977,252(a)
  Cash and receivables, less liabilities--1.8%...............       498,252
                                                                -----------
NET ASSETS--100.0%...........................................   $27,475,504
                                                                -----------
                                                                -----------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $637,697 and gross depreciation of $451,664 for federal income tax purposes. At September 30, 1998, the aggregate cost of securities for federal income tax purposes was $26,791,219.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1998, these securities amounted to a value of $5,216,861 or 19% of net assets.
(c) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(d)  As rated by Standard & Poor's, Fitch or Duff & Phelps.

                       See Notes to Financial Statements                      29

Phoenix-Seneca Bond Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1998

ASSETS
Investment securities at value
  (Identified cost $26,791,164)                               $  26,977,252
Cash                                                                 49,259
Receivables
  Interest and dividends                                            446,678
  Fund shares sold                                                   33,893
Deferred organization expenses                                       24,185
Prepaid expenses                                                      1,679
                                                              -------------
    Total assets                                                 27,532,946
                                                              -------------
LIABILITIES
Payables
  Fund shares repurchased                                               195
  Dividend distributions                                              3,875
  Transfer agent fee                                                 13,888
  Investment advisory fee                                             9,007
  Administration fee                                                  5,753
  Trustees' fee                                                       2,500
  Distribution fee                                                    1,003
Accrued expenses                                                     21,221
                                                              -------------
    Total liabilities                                                57,442
                                                              -------------
NET ASSETS                                                    $  27,475,504
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  27,072,307
Undistributed net investment loss                                   (11,789)
Accumulated net realized gain                                       228,898
Net unrealized appreciation                                         186,088
                                                              -------------
NET ASSETS                                                    $  27,475,504
                                                              -------------
                                                              -------------
CLASS X
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $26,454,797)                2,476,817
Net asset value and offering price per share                         $10.68

CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $348,268)                      32,617
Net asset value per share                                            $10.68
Offering price per share $10.68/(1-4.75%)                            $11.21

CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $233,533)                      21,880
Net asset value and offering price per share                         $10.67

CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $438,906)                      41,134
Net asset value and offering price per share                         $10.67

                            STATEMENT OF OPERATIONS
                         YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME
Interest                                                      $  1,028,979
Dividends                                                           17,558
                                                              ------------
    Total investment income                                      1,046,537
                                                              ------------
EXPENSES
Investment advisory fee                                             69,747
Distribution fee--Class A                                              154
Distribution fee--Class B                                              341
Distribution fee--Class C                                              507
Administration fee                                                  50,146
Custody and accounting                                              35,950
Transfer agent                                                      27,367
Registration                                                        19,085
Trustees                                                            17,549
Amortization of deferred organization expenses                       9,674
Professional                                                         6,708
Printing                                                             2,400
Miscellaneous                                                        3,331
                                                              ------------
    Total expenses                                                 242,959
    Less expenses borne by investment adviser                      (12,142)
                                                              ------------
    Net expenses                                                   230,817
                                                              ------------
NET INVESTMENT INCOME                                              815,720
                                                              ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain on securities                                    272,954
Net change in unrealized appreciation (depreciation) on
  investments                                                      (52,850)
                                                              ------------
NET GAIN ON INVESTMENTS                                            220,104
                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  1,035,824
                                                              ------------
                                                              ------------

30                     See Notes to Financial Statements

Phoenix-Seneca Bond Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                              YEAR ENDED            YEAR ENDED
                                          SEPTEMBER 30, 1998    SEPTEMBER 30, 1997
                                          -------------------   -------------------
FROM OPERATIONS
  Net investment income                       $   815,720            $  429,374
  Net realized gain                               272,954               111,291
  Net change in unrealized appreciation
    (depreciation)                                (52,850)              189,346
                                          -------------------   -------------------
  INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                                  1,035,824               730,011
                                          -------------------   -------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income--Class X                 (816,277)             (462,401)
  Net investment income--Class A                   (4,720)               (2,145)
  Net investment income--Class B                   (2,101)                   --
  Net investment income--Class C                   (3,926)                   --
  Net realized gains--Class X                    (157,929)              (13,922)
  Net realized gains--Class A                          --                  (672)
  Net realized gains--Class B                          --                    --
  Net realized gains--Class C                          --                    --
                                          -------------------   -------------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS                (984,953)             (479,140)
                                          -------------------   -------------------
FROM SHARE TRANSACTIONS
CLASS X
  Proceeds from sales of shares
    (1,869,631 and 496,127 shares,
    respectively)                              20,104,967             5,079,683
  Net asset value of shares merged from
    Class A (0 and 23,704 shares,
    respectively)                                      --               250,425
  Net asset value of shares issued from
    reinvestment of distributions
    (89,132 and 45,088 shares,
    respectively)                                 952,261               460,532
  Cost of shares repurchased (334,511
    and 101,560 shares, respectively)          (3,582,416)           (1,048,447)
                                          -------------------   -------------------
Total                                          17,474,812             4,742,193
                                          -------------------   -------------------
CLASS A
  Proceeds from sales of shares (48,090
    and 7,990 shares, respectively)               515,460                82,034
  Net asset value of shares issued from
    reinvestment of distributions
    (388 and 140 shares, respectively)              4,147                 1,437
  Net asset value of shares merged with
    Class X (0 and 24,954 shares,
    respectively)                                      --              (250,425)
  Cost of shares repurchased (15,861 and
    2,595 shares, respectively)                  (168,344)              (26,543)
                                          -------------------   -------------------
Total                                             351,263              (193,497)
                                          -------------------   -------------------
CLASS B
  Proceeds from sales of shares (23,658
    and 0 shares, respectively)                   253,821                    --
  Net asset value of shares issued from
    reinvestment of distributions
    (135 and 0 shares, respectively)                1,443                    --
  Cost of shares repurchased (1,913 and
    0 shares, respectively)                       (20,509)                   --
                                          -------------------   -------------------
Total                                             234,755                    --
                                          -------------------   -------------------
CLASS C
  Proceeds from sales of shares (40,951
    and 0 shares, respectively)                   439,691                    --
  Net asset value of shares issued from
    reinvestment of distributions
    (183 and 0 shares, respectively)                1,951                    --
  Cost of shares repurchased (0 and 0
    shares, respectively)                              --                    --
                                          -------------------   -------------------
Total                                             441,642                    --
                                          -------------------   -------------------
  INCREASE IN NET ASSETS FROM SHARE
    TRANSACTIONS                               18,502,472             4,548,696
                                          -------------------   -------------------
  NET INCREASE IN NET ASSETS                   18,553,343             4,799,567
NET ASSETS
  Beginning of period                           8,922,161             4,122,594
                                          -------------------   -------------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $(11,789) AND $4,453, RESPECTIVELY)       $27,475,504            $8,922,161
                                          -------------------   -------------------
                                          -------------------   -------------------

                       See Notes to Financial Statements                      31

Phoenix-Seneca Bond Fund

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)

                                                        CLASS X
                                     ----------------------------------------------
                                                                           FROM
                                       YEAR ENDED SEPTEMBER 30,          INCEPTION
                                                                         3/7/96 TO
                                         1998             1997            9/30/96
                                     ------------      -----------      -----------
Net asset value, beginning of
  period                                   $10.47      $     10.09      $  10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)               0.56             0.62(1)       0.31(1)
  Net realized and unrealized gain
    (loss)                                   0.40             0.47          0.08
                                     ------------      -----------      -----------
      TOTAL FROM INVESTMENT
        OPERATIONS                           0.96             1.09          0.39
                                     ------------      -----------      -----------
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                                  (0.57)           (0.69)        (0.30)
  Dividends from net realized gains         (0.18)           (0.02)           --
                                     ------------      -----------      -----------
      TOTAL DISTRIBUTIONS                   (0.75)           (0.71)        (0.30)
                                     ------------      -----------      -----------
Change in net asset value                    0.21             0.38          0.09
                                     ------------      -----------      -----------
NET ASSET VALUE, END OF PERIOD             $10.68      $     10.47      $  10.09
                                     ------------      -----------      -----------
                                     ------------      -----------      -----------
Total return(2)                              9.44%           11.26%         4.02%(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                         $    26,455      $     8,922      $  3,927
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                         1.66%            1.53%(5)      0.56%(3)(5)
  Net investment income (loss)               5.92%            6.31%         7.54%(3)
Portfolio turnover                            112%           99.68%        52.82%(4)

(1) Net investment income is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $0.47 and $(0.05) for the year ended September 30, 1997 and the period ended September 30, 1996, respectively.
(2) Total return represents total return for the period indicated. The total return would have been lower if certain fees and expenses had not been waived or reimbursed by the investment adviser.
(3)  Annualized.
(4)  Not annualized.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.41% and 9.31% for the year ended September 30, 1997 and the period ended September 30, 1996, respectively.

32                     See Notes to Financial Statements

Phoenix-Seneca Bond Fund

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)

                                       CLASS A           CLASS B          CLASS C
                                     ------------      -----------      -----------
                                         FROM             FROM             FROM
                                      INCEPTION         INCEPTION        INCEPTION
                                      7/1/98 TO         7/1/98 TO        7/1/98 TO
                                       9/30/98           9/30/98          9/30/98
                                     ------------      -----------      -----------
Net asset value, beginning of
  period                              $  10.79          $  10.79         $  10.79
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)            0.13(1)(10)       0.11(2)(10)      0.10(3)(10)
  Net realized and unrealized gain
    (loss)                               (0.07)            (0.08)           (0.07)
                                        ------            ------           ------
      Total from investment
        operations                        0.06              0.03             0.03
                                        ------            ------           ------
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                               (0.17)            (0.15)           (0.15)
  Dividends from net realized gains         --                --               --
                                        ------            ------           ------
      TOTAL DISTRIBUTIONS                (0.17)            (0.15)           (0.15)
                                        ------            ------           ------
Change in net asset value                (0.11)            (0.12)           (0.12)
                                        ------            ------           ------
NET ASSET VALUE, END OF PERIOD        $  10.68          $  10.67         $  10.67
                                        ------            ------           ------
                                        ------            ------           ------
Total return(4)                           0.53%(6)          0.28%(6)         0.28%(6)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                             $348              $234             $439
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                      2.45%(5)(7)       3.20%(5)(8)      3.20%(5)(9)
  Net investment income (loss)            5.17%(5)          4.42%(5)         4.27%(5)
Portfolio turnover                         112%              112%             112%

(1) Net investment income is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.03) for the period ended September 30, 1998.
(2) Net investment income is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.21) for the period ended September 30, 1998.
(3) Net investment income is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.08) for the period ended September 30, 1998.
(4) Total return represents total return for the period indicated. The total return would have been lower if certain fees and expenses had not been waived or reimbursed by the investment adviser.
(5)  Annualized.
(6)  Not annualized.
(7) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 8.99% for the period ended September 30, 1998.
(8) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 15.79% for the period ended September 30, 1998.
(9) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 11.22% for the period ended September 30, 1998.
(10) Computed using average shares outstanding.

                       See Notes to Financial Statements                      33

Phoenix-Seneca Real Estate Securities Fund


                       INVESTMENTS AT SEPTEMBER 30, 1998

                                                           SHARES      VALUE
                                                          --------  ------------
COMMON STOCKS--93.5%
REAL ESTATE INVESTMENT TRUSTS--92.4%
COMMERCIAL--29.5%
FINANCE-MORTGAGE REIT--4.1%
  Capital Trust Class A (b).............................   40,000   $    260,000
  Northstar Financial Corp. (c).........................   35,000        700,000
                                                                    ------------
                                                                         960,000
                                                                    ------------
OFFICE/INDUSTRIAL--25.4%
  Bedford Property Investors, Inc.......................   37,100        667,800
  Boston Properties, Inc................................    6,500        185,250
  Cornerstone Properties, Inc...........................   41,500        627,687
  Equity Office Properties Trust........................   45,100      1,104,950
  First Industrial Realty Trust, Inc....................   24,500        624,750
  Mack-Cali Realty Corp.................................   32,800        984,000
  Prentiss Properties Trust.............................   30,400        725,800
  Spieker Properties, Inc...............................   27,000        992,250
                                                                    ------------
                                                                       5,912,487
                                                                    ------------
TOTAL COMMERCIAL..................................................     6,872,487
                                                                    ------------
DIVERSIFIED--9.3%
  Crescent Real Estate Equities Co......................   36,000        909,000
  Entertainment Properties Trust........................   12,000        222,000
  Liberty Property Trust................................    8,050        191,691
  Pacific Gulf Properties, Inc..........................   42,050        846,256
                                                                    ------------
                                                                       2,168,947
                                                                    ------------

                                                           SHARES      VALUE
                                                          --------  ------------
HOTELS--13.6%
  FelCor Lodging Trust, Inc.............................   37,275   $    906,248
  Meristar Hospitality Corp.............................   27,374        467,069
  Patriot American Hospitality, Inc.....................   54,539        695,372
  Starwood Hotel & Resorts combined certificate.........   16,000        488,000
  Sunstone Hotel Investors, Inc.........................   67,500        611,719
                                                                    ------------
                                                                       3,168,408
                                                                    ------------
NET LEASE--3.6%
  TriNet Corporate Realty Trust, Inc....................   25,500        831,938
                                                                    ------------
RESIDENTIAL--25.4%
APARTMENTS--19.8%
  Archstone Communities Trust...........................   59,996      1,222,419
  Avalon Bay Communities, Inc...........................   15,750        536,484
  Berkshire Realty Company, Inc.........................   43,500        454,031
  Equity Residential Properties Trust...................   31,200      1,316,250
  Essex Property Trust, Inc.............................   35,000      1,085,000
                                                                    ------------
                                                                       4,614,184
                                                                    ------------
MANUFACTURED HOMES--5.6%
  Chateau Communities, Inc..............................   20,700        578,306
  Manufactured Home Communities, Inc....................   28,700        730,056
                                                                    ------------
                                                                       1,308,362
                                                                    ------------
TOTAL RESIDENTIAL.................................................     5,922,546
                                                                    ------------

36                     See Notes to Financial Statements

Phoenix-Seneca Real Estate Securities Fund

                                                           SHARES      VALUE
                                                          --------  ------------
RETAIL--11.0%
COMMUNITY/NEIGHBORHOOD--0.8%
  Developers Diversified Realty Corp....................   10,700   $    195,275
                                                                    ------------
REGIONAL MALLS--10.2%
  Macerich Co. (The)....................................   26,500        712,188
  Simon Property Group, Inc.............................   20,415        607,346
  Urban Shopping Centers, Inc...........................   32,500      1,068,438
                                                                    ------------
                                                                       2,387,972
                                                                    ------------
TOTAL RETAIL......................................................     2,583,247
                                                                    ------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
  (Identified cost $24,687,745)...................................    21,547,573
                                                                    ------------
REAL ESTATE OPERATING COMPANIES--1.1%
Real Estate Development--1.1%
  Catellus Development Corp. (b)........................   19,400        252,200
                                                                    ------------
TOTAL REAL ESTATE OPERATING COMPANIES
  (Identified cost $316,589)......................................       252,200
                                                                    ------------
TOTAL COMMON STOCKS
  (Identified cost $25,004,334)...................................    21,799,773
                                                                    ------------

CONVERTIBLE PREFERRED STOCKS--4.8%
REAL ESTATE INVESTMENT TRUSTS--4.8%
COMMERCIAL--2.8%
OFFICE/INDUSTRIAL--2.8%
  Reckson Associates Realty Corp. Series A Cv. Pfd.
   7.625%...............................................   30,000        656,250
                                                                    ------------

                                                           SHARES      VALUE
                                                          --------  ------------

DIVERSIFIED--2.0%
  Glenborough Realty Trust, Inc. Series A Cv. Pfd.
   7.75%................................................   23,050   $    469,644
                                                                    ------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
  (Identified cost $1,297,061)....................................     1,125,894
                                                                    ------------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (Identified cost $1,297,061)....................................     1,125,894
                                                                    ------------
TOTAL LONG-TERM INVESTMENTS--98.3%
  (Identified cost $26,301,395).........................              22,925,667
                                                                    ------------

                                                            PAR
                                                           VALUE
                                                           (000)
                                                          --------
SHORT-TERM OBLIGATIONS--1.2%
REPURCHASE AGREEMENT--1.2%
  State Street Bank & Trust Co. repurchase agreement,
   4.75%, dated 9/30/98 due 10/1/98, repurchase price
   $281,437 collateralized by U.S. Treasury Note 7%,
   7/15/06, market value $287,329.......................  $   281        281,400
                                                                    ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $281,400)......................................       281,400
                                                                    ------------

TOTAL INVESTMENTS--99.5%
  (Identified cost $26,582,795)...................................    23,207,067(a)
  Cash and receivables, less liabilities--0.5%....................       122,819
                                                                    ------------
NET ASSETS--100.0%................................................   $23,329,886
                                                                    ------------
                                                                    ------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $458,863 and gross depreciation of $3,843,320 for federal income tax purposes. At September 30, 1998, the aggregate cost of securities for federal income tax purposes was $26,591,524.
(b)  Non-income producing.
(c)  Private Placement.

                       See Notes to Financial Statements                      37

Phoenix-Seneca Real Estate Securities Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1998

ASSETS
Investment securities at value
  (Identified cost $26,582,795)                               $  23,207,067
Cash                                                                     97
Dividends and interest receivable                                   202,370
Deferred organization expenses                                       24,185
Prepaid expenses                                                      4,588
                                                              -------------
    Total assets                                                 23,438,307
                                                              -------------
LIABILITIES
Payables
  Fund shares repurchased                                            12,280
  Dividend distributions                                              3,176
  Investment advisory fee                                            32,287
  Transfer agent fee                                                 19,135
  Administration fee                                                  5,753
  Trustees' fee                                                       2,500
  Distribution fee                                                    1,400
Accrued expenses                                                     31,890
                                                              -------------
    Total liabilities                                               108,421
                                                              -------------
NET ASSETS                                                    $  23,329,886
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  26,009,050
Undistributed net investment income                                 169,785
Accumulated net realized gain                                       526,779
Net unrealized depreciation                                      (3,375,728)
                                                              -------------
NET ASSETS                                                    $  23,329,886
                                                              -------------
                                                              -------------
CLASS X
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $21,794,232)                1,962,015
Net asset value and offering price per share                         $11.11
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $1,357,306)                   123,408
Net asset value per share                                            $11.00
Offering price per share $11.00/(1-4.75%)                            $11.55
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $90,532)                        8,223
Net asset value and offering price per share                         $11.01
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $87,816)                        7,978
Net asset value and offering price per share                         $11.01

                            STATEMENT OF OPERATIONS
                         YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME
Dividends                                                     $  1,566,519
Interest                                                            24,509
                                                              ------------
    Total investment income                                      1,591,028
                                                              ------------
EXPENSES
Investment advisory fee                                            242,177
Distribution fee--Class A                                            5,951
Distribution fee--Class B                                              241
Distribution fee--Class C                                              231
Administration fee                                                  55,183
Custody and accounting                                              43,850
Transfer agent                                                      41,787
Registration                                                        21,835
Trustees                                                            17,549
Professional                                                        10,673
Amortization of deferred organization expenses                       9,674
Printing                                                             4,108
Miscellaneous                                                        7,250
                                                              ------------
    Total expenses                                                 460,509
    Less expenses borne by investment adviser                       (8,695)
                                                              ------------
    Net expenses                                                   451,814
                                                              ------------
NET INVESTMENT INCOME                                            1,139,214
                                                              ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain on securities                                    551,625
Net change in unrealized appreciation (depreciation) on
  investments                                                   (7,262,351)
                                                              ------------
NET LOSS ON INVESTMENTS                                         (6,710,726)
                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $ (5,571,512)
                                                              ------------
                                                              ------------

38                     See Notes to Financial Statements

Phoenix-Seneca Real Estate Securities Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                              Year Ended            Year Ended
                                          September 30, 1998    September 30, 1997
                                          -------------------   -------------------
FROM OPERATIONS
  Net investment income                       $ 1,139,214           $   440,450
  Net realized gain                               551,625             1,229,877
  Net change in unrealized appreciation
    (depreciation)                             (7,262,351)            3,822,456
                                          -------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                  (5,571,512)            5,492,783
                                          -------------------   -------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income--Class X                 (927,830)             (425,038)
  Net investment income--Class A                  (63,404)              (29,699)
  Net investment income--Class B                     (523)                   --
  Net investment income--Class C                     (508)                   --
  Net realized gains--Class X                  (1,123,456)               (4,331)
  Net realized gains--Class A                    (124,174)                 (194)
  Net realized gains--Class B                          --                    --
  Net realized gains--Class C                          --                    --
                                          -------------------   -------------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS              (2,239,895)             (459,262)
                                          -------------------   -------------------
FROM SHARE TRANSACTIONS
CLASS X
  Proceeds from sales of shares (190,605
    and 2,618,177 shares, respectively)         2,502,892            32,751,944
  Net asset value of shares issued from
    reinvestment of distributions
    (153,188 and 31,702 shares,
    respectively)                               2,018,886               424,162
  Cost of shares repurchased (297,712
    and 830,654 shares, respectively)          (3,754,823)          (10,635,920)
                                          -------------------   -------------------
Total                                             766,955            22,540,186
                                          -------------------   -------------------
CLASS A
  Proceeds from sales of shares (31,969
    and 262,586 shares, respectively)             436,921             3,366,423
  Net asset value of shares issued from
    reinvestment of distributions
    (13,501 and 2,082 shares,
    respectively)                                 179,472                27,973
  Cost of shares repurchased (138,471
    and 68,344 shares, respectively)           (1,815,501)             (895,219)
                                          -------------------   -------------------
Total                                          (1,199,108)            2,499,177
                                          -------------------   -------------------
CLASS B
  Proceeds from sales of shares (8,978
    and 0 shares, respectively)                   113,001                    --
  Net asset value of shares issued from
    reinvestment of distributions
    (47 and 0 shares, respectively)                   523                    --
  Cost of shares repurchased (802 and 0
    shares, respectively)                          (9,281)                   --
                                          -------------------   -------------------
Total                                             104,243                    --
                                          -------------------   -------------------
CLASS C
  Proceeds from sales of shares (7,932
    and 0 shares, respectively)                   100,250                    --
  Net asset value of shares issued from
    reinvestment of distributions
    (46 and 0 shares, respectively)                   506                    --
  Cost of shares repurchased (0 and 0
    shares, respectively)                              --                    --
                                          -------------------   -------------------
Total                                             100,756                    --
                                          -------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                           (227,154)           25,039,363
                                          -------------------   -------------------
  NET INCREASE (DECREASE) IN NET ASSETS        (8,038,561)           30,072,884
NET ASSETS
  Beginning of period                          31,368,447             1,295,563
                                          -------------------   -------------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME OF
    $169,785 AND $23,407, RESPECTIVELY)       $23,329,886           $31,368,447
                                          -------------------   -------------------
                                          -------------------   -------------------

                       See Notes to Financial Statements                      39

Phoenix-Seneca Real Estate Securities Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                        CLASS X
                                     ----------------------------------------------
                                                                           FROM
                                       YEAR ENDED SEPTEMBER 30,          INCEPTION
                                                                        3/12/96 TO
                                         1998             1997            9/30/96
                                     ------------      -----------      -----------
Net asset value, beginning of
  period                              $     14.71      $     11.10      $  10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)               0.54             0.13(1)       0.13(1)
  Net realized and unrealized gain
    (loss)                                  (3.10)            3.77          1.10
                                     ------------      -----------      -----------
      TOTAL FROM INVESTMENT
        OPERATIONS                          (2.56)            3.90          1.23
                                     ------------      -----------      -----------
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                                  (0.46)           (0.28)        (0.13)
  Dividends from net realized gains         (0.58)           (0.01)           --
                                     ------------      -----------      -----------
      TOTAL DISTRIBUTIONS                   (1.04)           (0.29)        (0.13)
                                     ------------      -----------      -----------
Change in net asset value                   (3.60)            3.61          1.10
                                     ------------      -----------      -----------
NET ASSET VALUE, END OF PERIOD        $     11.11      $     14.71      $  11.10
                                     ------------      -----------      -----------
                                     ------------      -----------      -----------
Total return(3)                            (18.33)%          35.44%        12.39%(5)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                         $    21,794      $    28,193      $  1,073

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                         1.47%            1.99%(6)      1.00%(4)(6)
  Net investment income (loss)               4.14%            2.38%         4.39%(4)
Portfolio turnover                             53%           75.68%        30.70%(5)

                                                        CLASS A
                                        ----------------------------------------
                                                                         FROM
                                         YEAR ENDED SEPTEMBER 30,     INCEPTION
                                                                      3/12/96 TO
                                           1998           1997         9/30/96
                                        -----------    -----------    ----------
Net asset value, beginning of
  period                                $     14.68    $     11.08    $  10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                 0.35           0.03(2)     0.13(2)
  Net realized and unrealized gain
    (loss)                                    (3.08)          3.78        1.08
                                        -----------    -----------    ----------
      TOTAL FROM INVESTMENT
        OPERATIONS                            (2.73)          3.81        1.21
                                        -----------    -----------    ----------
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                                    (0.37)         (0.20)      (0.13)
  Dividends from net realized gains           (0.58)         (0.01)         --
                                        -----------    -----------    ----------
      TOTAL DISTRIBUTIONS                     (0.95)         (0.21)      (0.13)
                                        -----------    -----------    ----------
Change in net asset value                     (3.68)          3.60        1.08
                                        -----------    -----------    ----------
NET ASSET VALUE, END OF PERIOD          $     11.00    $     14.68    $  11.08
                                        -----------    -----------    ----------
                                        -----------    -----------    ----------
Total return(3)                              (19.52)%        34.54%      12.22%(5)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                           $     1,357    $     3,176    $    222
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           2.76%          2.91%(7)    1.65%(4)(7)
  Net investment income (loss)                 2.45%          1.37%       4.61%(4)
Portfolio turnover                               53%         75.68%      30.70%(5)

(1) Net investment income is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $0.13 and $(1.45) for the year ended September 30, 1997 and the period ended September 30, 1996, respectively.
(2) Net investment income is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.04) and $(1.96) for the year ended September 30, 1997 and the period ended September 30, 1996, respectively.
(3) Total return represents total return for the period indicated. The total return would have been lower if certain fees and expenses had not been waived or reimbursed by the investment adviser.
(4)  Annualized.
(5)  Not annualized.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.99% and 53.04% for the year ended September 30, 1997 and the period ended September 30, 1996, respectively.
(7) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.79% and 73.01% for the year ended September 30, 1997 and the period ended September 30, 1996, respectively.

40                     See Notes to Financial Statements

Phoenix-Seneca Real Estate Securities Fund

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)

                                       CLASS B         CLASS C
                                     ------------    -----------
                                         FROM           FROM
                                      INCEPTION       INCEPTION
                                      7/1/98 TO       7/1/98 TO
                                       9/30/98         9/30/98
                                     ------------    -----------
Net asset value, beginning of
  period                              $  12.58       $  12.58
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)            0.07(1)        0.07(2)
  Net realized and unrealized gain       (1.58)         (1.58)
                                        ------         ------
      TOTAL FROM INVESTMENT
        OPERATIONS                       (1.51)         (1.51)
                                        ------         ------
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                               (0.06)         (0.06)
  Dividends from net realized gains         --             --
                                        ------         ------
      TOTAL DISTRIBUTIONS                (0.06)         (0.06)
                                        ------         ------
Change in net asset value                (1.57)         (1.57)
                                        ------         ------
NET ASSET VALUE, END OF PERIOD        $  11.01       $  11.01
                                        ------         ------
                                        ------         ------
Total return(3)                         (11.97)%(5)    (11.97)%(5)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                              $91            $88

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                      3.80%(4)(6)      3.80%(4)(7)
  Net investment income (loss)            2.50%(4)       2.44%(4)
Portfolio turnover                          53%            53%


(1) Net investment income is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.46) for the period ended September 30, 1998.
(2) Net investment income is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.48) for the period ended September 30, 1998.
(3) Total return represents total return for the period indicated. The total return would have been lower if certain fees and expenses had not been waived or reimbursed by the investment adviser.
(4)  Annualized.
(5)  Not annualized.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 22.08% for the period ended September 30, 1998.
(7) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 22.93% for the period ended September 30, 1998.

                       See Notes to Financial Statements                      41

PHOENIX-SENECA FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 1998

1. SIGNIFICANT ACCOUNTING POLICIES

  The Phoenix-Seneca Funds (the "Trust") is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Shares of the Trust are divided into four series, each a "Fund" and collectively the "Funds" as follows:
Phoenix-Seneca Growth Fund, Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund, Phoenix-Seneca Bond Fund and Phoenix-Seneca Real Estate Securities Fund (formerly Seneca Growth Fund, Seneca Mid-Cap "EDGE"(SM) Fund, Seneca Bond Fund and Seneca Real Estate Securities Fund, respectively). Each Fund represents an investment in a separate diversified fund with its own investment objectives. Growth Fund seeks to achieve long-term capital appreciation. Mid-Cap "EDGE"(SM) Fund seeks to achieve long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of companies with market capitalizations between $500 million and $5 billion. Bond Fund seeks to generate a high level of current income and capital appreciation. Real Estate Securities Fund seeks to emphasize capital appreciation and income equally by investing primarily in marketable securities of publicly-traded real estate investment trusts (REITS) and companies that invest in, operate, develop and/or manage real estate located in the United States.

  Each Fund offers Class X (formerly Seneca Institutional), Class A (formerly Seneca Administrative), Class B and Class C shares. As of December 26, 1996, the Bond Fund Administrative Shares merged with the Institutional Shares. Class X shares are sold without a sales charge. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C shares bear distribution expenses and have exclusive voting rights with respect to their distribution plans. Investment income and realized and unrealized gains/losses are allocated among the classes on the basis of net assets of each class. Expenses that relate to the distribution of shares or services provided to a particular class are allocated to that class.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the mean between the most recent high bid and the most recent low asked quotations. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Trust amortizes premiums and discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

  Each Fund is treated as a separate taxable entity. It is the policy of each Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

PHOENIX-SENECA FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 1998 (Continued)

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, market discount, organization costs, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. ORGANIZATION EXPENSE:

  In 1996, the Trust incurred organizational expenses which are amortized on a straight line basis over a period of sixty months from the commencement of operations. If any of the initial shares are redeemed before the end of the amortization period, the proceeds of the redemption will be reduced by the pro rata share of unamortized organization expenses.

F. REPURCHASE AGREEMENTS:

  A repurchase agreement is a transaction where a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. Each Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. If the seller defaults and the value of the collateral declines, or if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

G. EXPENSES:

  Trust expenses not directly attributable to a specific Fund are allocated evenly among all funds. Fund expenses that are not related to the distribution of shares of a particular class or to services provided specifically to a particular class are allocated among the classes on the basis of relative average daily net assets of each class.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  Effective July 1, 1998, Phoenix Investment Counsel, Inc, ("PIC" or the "Adviser") serves as investment adviser to the Phoenix-Seneca Funds and Seneca Capital Management LLC ("Seneca" or the "Subadviser") serves as investment subadviser. Prior to July 1, 1998, Seneca served as adviser. All of the outstanding stock of PIC and a majority of the equity interests of Seneca are owned by Phoenix Investment Partners Ltd. ("PXP"), an indirect, majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"). As compensation for services to the Trust, the adviser receives a fee based upon the following annual rates as a percentage of the average daily net assets of each Fund:

                                                ADVISER FEE
                                                -----------
Growth Fund...................................        0.70%
Mid-Cap "EDGE"(SM) Fund.......................        0.80%
Bond Fund.....................................        0.50%
Real Estate Securities Fund...................        0.85%

  The Adviser pays the Subadviser a fee equal to one half of the Adviser fee.

  Effective July 1, 1998, Phoenix Equity Planning Corporation ("PEPCO"), a direct subsidiary of PXP, serves as Administrator of the Trust. PEPCO receives a fee for administration services at an annual rate of 0.08% of average daily net assets of each Fund up to $125 million, 0.06% of average daily net assets of $125 million to $250 million and 0.04% of average daily net assets greater than $250 million; a minimum fee may apply. Prior to July 1, 1998, Seneca served as Administrator at the same contractual rates as PEPCO.

  The Adviser and the Administrator voluntarily agreed to waive or reimburse each Fund's operating expenses until

PHOENIX-SENECA FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 1998 (Continued)

September 30, 1998, to the extent that such expenses exceeded the following percentages of average annual net assets:

                      CLASS X      CLASS A      CLASS B      CLASS C
                    -----------  -----------  -----------  -----------
Growth Fund.......        1.25%        1.85%        2.60%        2.60%
Mid-Cap "EDGE"(SM)
Fund..............        2.10%        2.70%        3.45%        3.45%
Bond Fund.........        1.85%        2.45%        3.20%        3.20%
Real Estate
Securities Fund...        2.35%        3.05%        3.80%        3.80%

  Prior to July 1, 1998, the rates which were in effect were 2.55%, 1.95% and 2.35% for Growth Class A, Growth Class X and Real Estate Class X, respectively.

  PEPCO serves as the national distributor of the Trust's shares and has advised the Trust that it retained net selling commissions of $1,566 for Class A shares for the year ended September 30, 1998. There were no deferred sales charges retained by PEPCO for Class B and C shares for the year ended September 30, 1998. In addition, each Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B and C shares applied to the average daily net assets of each Fund. The distributor has advised the Trust that of the total amount expensed for the year ended September 30, 1998, $22,816 was retained by the Distributor, $13,996 was paid out to unaffiliated Participants and $80 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended September 30, 1998, transfer agent fees were $149,731 of which PEPCO retained $306 which is net of fees paid to State Street.

  At September 30, 1998, PHL and affiliates held Phoenix-Seneca Fund shares which aggregated the following:

                                             AGGREGATE
                                             NET ASSET
                                   SHARES      VALUE
                                  ---------  ----------
Growth Fund--Class B............      5,420  $   87,750
Growth Fund--Class C............      5,420      87,696
Mid-Cap "EDGE"(SM) Fund--Class
B...............................      5,865      80,527
Mid-Cap "EDGE"(SM) Fund--Class
C...............................      5,865      80,469
Bond Fund--Class X..............  1,411,819  15,078,222
Bond Fund--Class A..............      9,374     100,113
Bond Fund--Class B..............      9,364      99,918
Bond Fund--Class C..............      9,364      99,918
Real Estate Securities
Fund--Class B...................      7,911      87,104
Real Estate Securities
Fund--Class C...................      7,911      87,104

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities during the year ended September 30, 1998 (excluding U.S. Government and agency securities and short-term securities) aggregated the following:

                                PURCHASES      SALES
                                ----------   ----------
Growth Fund...................  $73,681,537   $69,547,783
Mid-Cap "EDGE"(SM) Fund.......   24,754,164    23,861,861
Bond Fund.....................   23,502,001     6,699,019
Real Estate Securities Fund...   15,199,353    14,760,122

  Purchases and sales of long-term U.S. Government and agency securities during the year ended September 30, 1998, aggregated $10,444,424 and $9,074,353, respectively, for the Bond Fund.

4. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

PHOENIX-SENECA FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 1998 (Continued)

5. OTHER

  As of September 30, 1998, the Funds had shareholders who each individually owned more than 10% of total net assets, none of whom are affiliated with PHL or PXP as follows. In addition, affiliate holdings are presented in the table located within Note 2.

                           NUMBER OF         % OF TOTAL
                          SHAREHOLDERS       NET ASSETS
                          ------------  ---------------------
Growth Fund.............       1                10.3%
Real Estate Securities
Fund....................       2                28.7%

6. RECLASS OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Funds have recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of September 30, 1998, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below:

                                                  CAPITAL PAID
                   UNDISTRIBUTED   ACCUMULATED    IN ON SHARES
                   NET INVESTMENT  NET REALIZED   OF BENEFICIAL
                       INCOME      GAIN (LOSS)      INTEREST
                   --------------  ------------  ---------------
Growth Fund......    $   23,589     $  (24,161)     $     572
Mid-Cap
  "Edge"(SM)
  Fund...........       201,569       (202,141)           572
Bond Fund........        (4,938)         4,366            572
Real Estate
  Securities
  Fund...........          (571)            --            571

TAX INFORMATION NOTICE (Unaudited)

  For the fiscal year ended September 30, 1998, the Funds distributed long-term capital gain dividends as follows:

Growth Fund.................................   $ 426,348
Mid-Cap "Edge"(SM) Fund.....................     114,155
Bond Fund...................................      17,096
Real Estate Securities Fund.................      11,132

  This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, the Trust's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO]

To the Trustees and Shareholders of
Phoenix-Seneca Funds

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Growth Fund, the Mid-Cap "EDGE"-SM- Fund, the Bond Fund and the Real Estate Securities Fund (constituting the Phoenix-Seneca Funds, hereafter referred to as the "Funds") at September 30, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial statements of the Funds, formerly the Seneca Funds, for the periods ended September 30, 1997 were audited by other independent accountants whose report dated November 5, 1997 expressed an unqualified opinion on those statements.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
November 17, 1998

                           PART C--OTHER INFORMATION

Item 23. Exhibits.


a.1.     Agreement and Declaration of Trust.(1)

a.2.     Certificate of Trust.(1)

a.3.     Certificate of Amendment of Seneca Funds.(7)

b.       By-Laws.(1)

c.       Instruments defining shareholder rights incorporated by reference to Exhibits a.1. and a.2. above.

d.1.     Form of Investment Advisory Agreement between the Registrant, on behalf of Phoenix-Seneca Growth Fund,
         Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund, Phoenix-Seneca Bond Fund, and Phoenix-Seneca Real Estate Securities
         Fund, on the one hand, and Phoenix Investment Counsel, Inc. ("PIC") on the other.(5)

d.2.     Form of Subadvisory Agreement between PIC and Seneca Capital Management LLC ("Seneca").(5)

e.1.     Form of Underwriting Agreement between the Registrant and Phoenix Equity Planning Corporation ("PEPCO").(5)

e.2.     Form of Sales Agreement between PEPCO and dealers.(5)

e.3.     Form of Supplement to Phoenix Family of Funds Sales Agreement.(5)

e.4.     Form of Financial Institution Sales Contract for the Phoenix Family of Funds.(5)

f.       None.

g.1.     Form of Custody and Investment Accounting Agreement (the "Custody Agreement") between the Registrant and
         Investors Fiduciary Trust Company ("IFTC").(2)

h.1.     Form of Transfer Agency and Service Agreement (the "Transfer Agency Agreement") between the Registrant and
         PEPCO.(5)

h.2.     Form of Administration Agreement (the "Administration Agreement") between the Registrant, on behalf of Seneca
         Growth Fund, Seneca Mid-Cap "EDGE"(SM) Fund, Seneca Bond Fund, and Seneca Real Estate Securities Fund, on
         the one hand, and Seneca on the other.(4)

h.3.     Form of Sub-Administration Agreement (the "Sub-Administration Agreement") between the Registrant, Seneca and
         State Street Bank and Trust Company.(4)

i.       Opinion and consent of Morris, Nichols, Arsht & Tunnell.(3)

j.1.     Consents of PricewaterhouseCoopers LLP and Deloitte & Touche LLP, Independent Public Accountants.(7)

k.       None.

l.       Form of Share Purchase Agreement (the "Share Purchase Agreement") between Registrant and GMG/Seneca Capital
         Management, L.P.(3)

m.1.     Form of Amended and Restated Distribution Plan Pursuant to Rule 12b-1 for Class A Shares.(5)

m.2.     Form of Distribution Plan Pursuant to Rule 12b-1 for Class B Shares.(5)

m.3.     Form of Distribution Plan Pursuant to Rule 12b-1 for Class C Shares.(5)

n.       Financial Data Schedules, reflected on EDGAR as Exhibit 27.(7)

o.1.     Form of Second Amended and Restated Rule 18f-3 Plan.(5)

p.1.     Powers of Attorney for Sandra J. Westhoff, Melinda Ellis Evers, Paul E. Erdman and Mary Ann Cusenza.(3)

p.2.     Powers of Attorney for Harry Dalzell-Payne and Norman W. Douglass.(6)



     -----------
 (1) Incorporated by reference to Registrant's Registration Statement on Form N-1A dated December 18, 1995.


 (2) Incorporated by reference to Pre-effective Amendment No. 1 to Registrant's Registration Statement dated February 13, 1996.

 (3) Incorporated by reference to Pre-effective Amendment No. 2 to Registrant's Registration Statement dated February 29, 1996.

 (4) Incorporated by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement dated October 31, 1996.


 (5) Incorporated by reference to Post-Effective Amendment No. 5 to Registrant's Registration Statement filed on May 15, 1998.

 (6) Incorporated by reference to Post-Effective Amendment No. 6 to Registrant's Registration Statement filed on November 23, 1998.

 (7) Filed herewith.

Item 24. Persons Controlled By or Under Common Control With the Fund.
     None.

Item 25. Indemnification
     The Agreement and Declaration of Trust dated December 18, 1995 and the By-Laws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. The Administration Agreement and Sub-Administration Agreement (Section 8), Underwriting Agreement (Section 8), Custody Agreement (Section 5) and Transfer Agency and Service Agreement (Article 6) each provides that the Trust will indemnify the other party (or parties, as the case may be) to the agreement for certain losses.

     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be available to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser.
     All of the information required by this item is set forth in the Form ADV, as currently amended, of PIC and Seneca (SEC File Nos. 801-5995 (PIC) and 801-51559 (Seneca)), which is incorporated herein by reference.

Item 29. Principal Underwriter.
 (a) PEPCO also serves as the principal underwriter for the following other investment companies:

     Phoenix-Aberdeen Series Fund, Phoenix California Tax Exempt Bonds, Inc., Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix Income and Growth Fund, Phoenix Investment Trust 97, Phoenix Multi-Portfolio Fund, Phoenix Multi-Sector Fixed Income Fund, Inc., Phoenix Multi-Sector Short Term Bond Fund, Phoenix Series Fund, Phoenix Strategic Allocation Fund, Inc., Phoenix Strategic Equity Series Fund, Phoenix Worldwide Opportunities Fund, Phoenix Home Life Variable Universal Life Account, Phoenix Home Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account and PHL Variable Separate Account MVA1.

 (b) Directors and executive officers of PEPCO are as follows:


Name and Principal          Positions and Offices            Position and Offices
Business Address            with Distributor                   with Registrant
-------------------------   -----------------------------   ---------------------
Michael E. Haylon           Director                                 None
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

Philip R. McLoughlin        Director and President                   None
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

William R. Moyer            Director, Senior Vice                    None
100 Bright Meadow Blvd.     President, Chief Financial
P.O. Box 2200               Officer and Treasurer
Enfield, CT 06083-2200

John F. Sharry              Executive Vice President,                None
56 Prospect Street          Retail Distribution
P.O. Box 150480
Hartford, CT 06115-0480

Leonard J. Saltiel          Managing Director,                       None
56 Prospect Street          Operations and Service
P.O. Box 150480
Hartford, CT 06115-0480

Name and Principal          Positions and Offices              Position and Offices
Business Address            with Distributor                      with Registrant
-------------------------   -------------------------------   ----------------------

G. Jeffrey Bohne            Vice President, Mutual Fund                None
101 Munson Street           Customer Service
Greenfield, MA 01301

Nancy G. Curtiss            Vice President and Treasurer,              None
56 Prospect Street          Fund Accounting
P.O. Box 150480
Hartford, CT 06115-0480

Thomas N. Steenburg         Vice President, Counsel and              Secretary
56 Prospect Street          Secretary
P.O. Box 150480
Hartford, CT 06115-0480

Jacqueline M. Porter        Assistant Vice President,                  None
56 Prospect Street          Financial Reporting
P.O. Box 150480
Hartford, CT 06115-0480


     (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

Item 28. Location of Accounts and Records.
     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the rules thereunder will be maintained at the offices of (1) the Registrant at 909 Montgomery Street, Suite 500, San Francisco, California 94133, (2) Seneca, at 909 Montgomery Street, San Francisco, California, 94133, (3) State Street Bank and Trust Company, at 1776 Heritage Drive, North Quincy, Massachusetts, 02171-2197, (4) Registrant's Transfer Agent, Phoenix Equity Planning Corporation, at 100 Bright Meadow Blvd., Enfield, Connecticut 06082, and (5) Registrant's Custodian, Investors Fiduciary Trust Company, at 801 Pennsylvania Street, Kansas City, Missouri 64105.

Item 29. Management Services.
     None.

Item 30. Undertakings.
     Not applicable.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of San Francisco, and the State of California on the 22nd day of January, 1999.


                                        SENECA FUNDS

                                        By: /s/GAIL P. SENECA
                                          ----------------------------------
                                           Gail P. Seneca
                                           President


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities indicated on the 22nd day of January, 1999.





              Signature                            Title
-------------------------------------   --------------------------
          /s/ GAIL P. SENECA            Trustee and President
       ----------------------------     (Chief Executive Officer)
            Gail P. Seneca


        /s/ SANDRA J. WESTHOFF          Treasurer
       ----------------------------     (Chief Financial Officer
          Sandra J. Westhoff            and Accounting Officer)


                   *                    Trustee
       ----------------------------
           Mary Ann Cusenza


                   *                    Trustee
       ----------------------------
          Harry Dalzell-Payne


                   *                    Trustee
       ----------------------------
          Norman W. Douglass


                   *                    Trustee
       ----------------------------
            Paul E. Erdman


                   *                    Trustee
       ----------------------------
          Melinda Ellis Evers


  *By: /s/ GAIL P. SENECA
  ------------------------
  Gail P. Seneca as
  Attorney-in-fact